UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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Everus Construction Group, Inc.
(Name of Registrant as Specified In Its Charter)
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Altec
Hilton
CPKC STADIUM

EVERUS
CONSTRUCTION GROUP

Building America's Future™

A LETTER TO OUR STOCKHOLDERS FROM OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 4, 2025
Fellow Stockholders:

We invite you to join our virtual annual meeting at 11:00 a.m. CDT May 20, 2025, by visiting www.virtualshareholdermeeting.com/ECG2025 where you will have the opportunity to listen to the live annual meeting, ask questions, and vote. Our annual meeting will be held online via audio webcast. Please check our website at www.ecgproxy.com for more information about our meeting.
During the meeting, we will hear the results of stockholder voting on the items outlined in the notice of the 2025 annual meeting of stockholders. I encourage you to promptly follow the instructions on your notice or proxy card to vote your shares on these items.
We are extremely grateful for the hard work and dedication of our employees, which continues to drive our success and has allowed us to become an independent publicly traded company as we completed our spinoff from MDU Resources Group, Inc. on October 31, 2024.
Everus had strong 2024 results, including robust backlog, and we believe we are well-positioned to continue our growth trajectory as we remain focused on our 4EVER strategy while serving diversified end markets that have ongoing favorable trends.
We are very optimistic about our future with expanded opportunities to invest in growing our business as an independent public company while safely and effectively serving our customers and creating value for our stockholders.
We look forward to having you join us online May 20 for our annual meeting. Thank you for your continued investment in our company.

Sincerely,

Jeffrey S. Thiede
President and Chief Executive Officer
Everus Construction Group, Inc.

Everus Construction Group, Inc. Proxy Statement

Mailing Address:

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(701) 221-6400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2025
April 4, 2025
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the annual meeting) of Everus Construction Group, Inc. (the company) will be held on Tuesday, May 20, 2025, at 11:00 a.m., Central Daylight Saving Time, entirely online live via audio webcast. You will be able to attend and participate by visiting www.virtualshareholdermeeting.com/ECG2025, where you will be able to listen to the annual meeting live, ask questions, and vote. After carefully considering the format of the annual meeting, the board of directors (the board) concluded to hold the annual meeting exclusively as a live online audio webcast. The board believes the virtual annual meeting offers the same participation opportunities as an in-person annual meeting. In addition, the board believes the virtual annual meeting format allows the company to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, the company plans to hold the annual meeting by means of remote communications only. The annual meeting will be held for the following purposes:

Items of Business	1.	Election of directors;
	2.	Advisory vote to approve the frequency of future advisory votes to approve the compensation paid to the company’s named executive officers;
	3.	Advisory vote to approve the compensation paid to the company’s named executive officers;
	4.	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2025; and
	5.	Transaction of any other business that may properly come before the annual meeting or any adjournment(s) thereof.

Record Date
The board has set the close of business on March 21, 2025, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the annual meeting and any adjournment(s) thereof.

Meeting Attendance
All stockholders as of the record date of March 21, 2025, are cordially invited to attend the annual meeting live online. Whether or not you plan to attend the annual meeting online, please vote your shares as instructed in the Notice of Availability of Proxy Materials (Notice), over the Internet, or by telephone after your receipt of the proxy materials, as promptly as possible. You may also request a paper Proxy Card, which will include a postage-paid envelope, to submit your vote by mail, as described in the Notice.
You may also vote your shares online and ask your questions during the annual meeting. Instructions on how to vote while participating at the annual meeting online live are posted at www.virtualshareholdermeeting.com/ECG2025 and can be found in the Proxy Statement in the section entitled “Information About the Annual Meeting - How to Attend and Vote at the Annual Meeting.” Stockholders of record who attend the annual meeting online may withdraw their proxy and vote online at the annual meeting if they so desire.

Proxy Materials
This Proxy Statement will first be sent to stockholders requesting written materials on or about April 4, 2025. A Notice will also be sent to certain stockholders on or about April 4, 2025. The Notice contains basic information about the annual meeting and instructions on how to view the company’s proxy materials and vote online. The list of stockholders entitled to vote at the annual meeting will be available for examination 10 days prior to the annual meeting at the company’s principal executive office, 1730 Burnt Boat Drive, Bismarck, ND 58503.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 20, 2025.
The 2025 Notice of Annual Meeting and Proxy Statement and 2024 Annual Report to Stockholders are available at www.ecgproxy.com.
By order of the Board of Directors,

Paul R. Sanderson
Vice President, Chief Legal Officer and Corporate Secretary

Everus Construction Group, Inc. Proxy Statement

Cautionary information and forward-looking statements. This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.
All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical facts, including, without limitation, statements regarding plans, trends, objectives, goals, business strategies, market potential, future financial performance and other matters are considered forward-looking statements. The words “believe,” “expect,” “estimate,” “could,” “should,” “would,” “intend,” “may,” “plan,” “predict,” “seek,” “anticipate,” “project” and similar expressions generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in any forward-looking statements we make are based on reasonable assumptions as of the date they are made, we can give no assurance that the expectation will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.
For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (SEC) on February 28, 2025, as well as subsequent SEC filings thereafter.
All forward-looking statements made in this Proxy Statement are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Proxy Statement, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, and changes in future operating results over time or otherwise. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
Everus Construction Group, Inc. Proxy Statement

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY		EXECUTIVE COMPENSATION (continued)
Annual Meeting Information	1	Compensation Committee Report	68
Company Overview	3	Compensation Policies and Practices as They
Business Performance Highlights	4	Relate to Risk Management	68
Corporate Governance Practices	5	Executive Compensation Tables	69
Compensation Highlights	7	Summary Compensation Table	69
Sustainability Highlights	9	Grants of Plan-Based Awards	70
BOARD OF DIRECTORS		Outstanding Equity Awards at Fiscal Year-End	74
Item 1. Election of Directors	12	Option Exercises and Stock Vested	74
Director Nominees	13	Pension Benefits	75
Board Evaluations and Process for Selecting Directors	20	Nonqualified Deferred Compensation	75
Board Skills and Diversity Matrix	21	Potential Payments upon Termination or
CORPORATE GOVERNANCE		Change in Control	76
Director Independence	23	Pay Versus Performance	79
Oversight of Sustainability	23	AUDIT MATTERS
Stockholder Engagement	24	Item 4. Ratification of the Appointment of
Stockholder Communications with the Board	24	Deloitte & Touche LLP as the Company’s Independent
Board Leadership Structure	24	Registered Public Accounting Firm for 2025	82
Board’s Role in Risk Oversight	25	Annual Evaluation and Selection of Deloitte &
Board Meetings and Committees	27	Touche LLP	82
Additional Governance Features	30	Audit Fees and Non-Audit Fees	83
Code of Conduct	32	Policy on Audit Committee Pre-Approval of Audit
Corporate Governance Materials	33	and Permissible Non-Audit Services	83
Related Person Transaction Disclosure	33	Audit Committee Report	84
COMPENSATION OF NON-EMPLOYEE DIRECTORS		INFORMATION ABOUT THE ANNUAL MEETING
Director Compensation	37	Who Can Vote	85
SECURITY OWNERSHIP		Notice and Access	85
Stock Ownership of Directors and Executive Officers	39	How to Vote	85
Greater than 5% Beneficial Owners	39	Revoking Your Proxy or Changing Your Vote	85
EXECUTIVE COMPENSATION		Discretionary Voting Authority	86
Item 2. Advisory Vote to Approve the Frequency of Future		Voting Standards	87
Advisory Votes to Approve the Compensation Paid		Proxy Solicitation	87
to the Company’s Named Executive Officers	40	Electronic Delivery of Proxy Statement	87
Item 3. Advisory Vote to Approve the Compensation Paid		Householding of Proxy Materials	88
to the Company’s Named Executive Officers	41	Everus Construction Group, Inc. 401(k) Plan	88
Information Concerning Executive Officers	42	Why Hold a Virtual Annual Meeting	88
Compensation Discussion and Analysis	43	Conduct of the Annual Meeting	88
Executive Summary	43	Stockholder Proposals, Director Nominations, and
2024 Compensation Framework	49	Other Items of Business for 2026 Annual Meeting	89
2024 Compensation for Our Named Executive Officers	53	APPENDIX
Other Benefits	65	Appendix A	A-1
Compensation Governance	66

Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY
References in this Proxy Statement to the “company,” “Everus,” “we,” “us,” or “our,” refer to Everus Construction Group, Inc., a Delaware corporation, and its subsidiaries. References in this Proxy Statement to “MDU Resources” refer to MDU Resources Group, Inc., a Delaware corporation, and its subsidiaries (other than, after the Distribution, Everus and its subsidiaries), unless the context otherwise requires. References to Everus’ historical business and operations refer to the business and operations of Everus Construction, Inc. (formerly known as MDU Construction Services Group, Inc.) (Everus Construction) prior to the Separation and refer to Everus after the Separation.
To assist you in reviewing the 2024 performance of Everus and voting your shares at our 2025 Annual Meeting of Stockholders (the annual meeting), we call your attention to key elements of our 2025 Proxy Statement (the Proxy Statement). The following is only a summary and does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting. For more information about these topics, please review the full Proxy Statement and our 2024 Annual Report to Stockholders.
On November 1, 2024, we became a publicly traded company when our former parent company, MDU Resources Group Resources transferred its wholly owned subsidiary Everus Construction, Inc. (formerly known as MDU Construction Services Group, Inc., ) to the company (the Separation) through the pro rata distribution of all of the outstanding common stock of the company to MDU Resources’ stockholders on October 31, 2024 (the Distribution). MDU Resources’ stockholders of record as of October 21, 2024 received one share of company common stock for every four shares of MDU Resources common stock held as of such time, subject to the payment of cash in lieu of fractional shares of company common stock. The annual meeting is our first annual meeting following the Separation. The Separation is discussed in more detail in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025.
As a result of the Separation and Distribution, Everus is now a separate, independent publicly traded company and its common stock is listed under the ticker symbol “ECG” on the New York Stock Exchange.
This Proxy Statement will first be sent to stockholders requesting written materials on or about April 4, 2025. The Notice of Availability of Proxy Materials (Notice) will also be sent to certain stockholders on or about April 4, 2025. The Notice contains basic information about the annual meeting and instructions on how to view the company’s proxy materials and vote online.

Annual Meeting Information

Time and Date	Place	Record Date
11:00 a.m. Central Daylight Saving Time Tuesday, May 20, 2025	Via Webcast @ www.virtualshareholdermeeting.com/ECG2025	March 21, 2025

Summary of Stockholder Voting Matters
Voting Matters			See Page
		Board Vote Recommendation
Item 1.	Election of Directors	FOR Each Nominee	12
Item 2.	Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company’s Named Executive Officers	FOR One Year	40
Item 3.	Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers	FOR	41
Item 4.	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025	FOR	82

Everus Construction Group, Inc. Proxy Statement 1

PROXY STATEMENT SUMMARY

Proxy Distribution
This Proxy Statement will first be sent to stockholders requesting written materials on or about April 4, 2025.

Who Can Vote
If you held shares of Everus Construction Group, Inc. common stock at the close of business on March 21, 2025, you are entitled to vote at the annual meeting. You are encouraged to vote in advance of the annual meeting using one of the four ways listed below.

To attend and participate in the annual meeting, you will need the 16-digit control number included in your Notice or your Proxy Card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker, or other holder of record to obtain your 16-digit control number or otherwise vote through the bank, broker, or other holder of record. Only stockholders with a valid 16-digit control number will be able to attend the annual meeting, ask questions, and vote. The annual meeting webcast will begin promptly at 11:00 a.m. Central Daylight Saving Time. We encourage you to access the annual meeting prior to the start time. Online check-in will begin at 10:45 a.m. Central Daylight Saving Time, and you should allow ample time for the check-in procedures.

How to Vote
Registered Stockholders
If your shares are held directly with our stock registrar, you can vote any one of four ways:
	By Internet	Go to the website shown on the Notice or Proxy Card, if you received one, and follow the instructions.
	By Telephone	Call the telephone number shown on the Notice or Proxy Card, if you received one, and follow the instructions given by the voice prompts.

Voting via the Internet or by telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the Proxy Card by mail. Your voting instructions may be transmitted up until 11:59 p.m. Eastern Time on May 19, 2025.

*	By Mail	If you received a paper copy of the Proxy Statement, Annual Report, and Proxy Card, mark, sign, date, and return the Proxy Card in the postage-paid envelope provided.
During the Annual Meeting
Attend the annual meeting live online and follow the instructions posted at www.virtualshareholdermeeting.com/ECG2025. Even if you plan to attend the annual meeting live online, we recommend that you also vote by Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend.

Beneficial Stockholders
If you hold shares beneficially in the name of a bank, broker, or other holder of record (sometimes referred to as holding shares “in street name”) and do not have a control number, you will receive voting instructions from said bank, broker, or other holder of record. If you do not have a control number, you will be able to attend the live online annual meeting as a “guest” and listen to the webcast, but you will not be able to vote, ask questions or otherwise participate. Even if you plan to attend the annual meeting live online, we recommend that you also vote by Internet, by telephone or by mail so that your vote will be counted if you decide later not to attend.

The list of stockholders entitled to vote at the annual meeting will be available for examination 10 days prior to the annual meeting at the company’s principal executive office, 1730 Burnt Boat Drive, Bismarck, ND 58503.

2 Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

Company Overview

A leading construction solutions provider headquartered in Bismarck, North Dakota, offering specialty contracting services to a diverse set of end markets across the United States.

Our Mission

Safely Building America’s Future™ While Delivering Sustained Growth as an Industry-Leading Construction Services Provider.

Our Values

▲	Integrity	▲	Respect
	Everus believes in doing what’s right. Always. We must be honest and fair, and represent the highest standards of professionalism at all times.		Through respect, the strength of Everus’ diverse team is enhanced. We embrace the differences that make each team member unique and insist on an inclusive environment for all.
▲	Safety	▲	Teamwork

Everus puts people first, and the safety of our team and work sites is always our top priority. We carefully and constantly train our team, track our results and strive each day to achieve zero incidents and injuries.
Everus’ greatest asset is our people. We are proud of our collaboration, determination, innovation and expertise. We are committed to engaging, training, developing and rewarding our team.

Our Strategy

4 EVER Strategy - Employees, Value, Execution and Relationships. This focused strategy enhances the competitive position of our Operating Companies in their respective markets through local brand reputation and delivery, while providing corporate support across people, processes and systems to drive differentiated outcomes for our customers.

Our Companies

Electrical & Mechanical (E&M)

E&M offers a wide variety of specialty contracting services, including construction and maintenance of electrical and communication wiring, fire suppression systems, and mechanical piping and services, to customers in both the public and private sectors. Our E&M segment primarily serves general contractor and end-use customers, with demand driven by secular tailwinds for infrastructure development and maintenance in the commercial, industrial, institutional, service and other, and renewables end markets, among others.

Transmission & Distribution (T&D)

T&D specializes in transmission and distribution construction and offers a broad set of specialty contracting services, including the construction and maintenance of overhead and underground electrical, gas and communication infrastructure, as well as design, manufacturing and distribution of overhead and underground transmission line construction equipment and tools. Our T&D segment primarily serves electric and natural gas utility customers, as well as customers in the transportation end market, in the West and Midwest regions of the United States.

Everus Construction Group, Inc. Proxy Statement 3

PROXY STATEMENT SUMMARY

Business Performance Highlights
About Everus
On November 1, 2024, we completed the Separation from our former parent company, MDU Resources, to be a standalone publicly traded company on the New York Stock Exchange (NYSE), under the ticker symbol “ECG”. Everus is a member of the S&P SmallCap 600® index.
We are a leading construction solutions provider headquartered in Bismarck, North Dakota, offering specialty contracting services to a diverse set of end markets across the United States safely Building America’s Future™. We operate throughout most of the United States through two operating segments, which represent our two reportable segments: electrical & mechanical (E&M) and transmission & distribution (T&D). We deliver services through our 15 wholly-owned operating companies, which go to market under 20 local brands allowing us to differentiate the services we provide and geographical markets we serve. Our historical business was established in 1997 and we have expanded our capabilities significantly since then through targeted entry into new geographies and more than 25 acquisitions. Our size and scale continue to be reflected in our national rankings. We were ranked 9th on Engineering News-Record magazine’s 2024 Top 600 Specialty Contractors list and ranked 5th on Electrical Construction & Maintenance magazine’s 2024 Top 50 Electrical Contractors list. Additionally, according to Solar Power World, our operating brand Bombard Renewable Energy is among the top U.S. solar installation providers. During 2024, we served approximately 3,900 customers across more than 43,000 projects throughout the United States.

↑
Consolidated Revenue	EBITDA Increased to	Backlog Increased to $2.78 billion

$2.85 Billion	$232.2 Million	Net Income Increased to $143.4 Million

▲	We reported full-year 2024 consolidated revenues of $2.85 billion in 2024, on par with $2.85 billion in 2023. E&M revenues decreased $103.4 million, while T&D revenues increased $102.5 million.
▲	Earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $232.2 million in 2024, compared to $222.6 million in 2023.
▲	Our gross profit increased to $339.5 million in 2024, compared to $321.9 million in 2023.
▲	Backlog increased to $2.78 billion compared to $2.01 billion in 2023.
▲	Net income increased to $143.4 million, or diluted earnings per share (EPS) of $2.81, in 2024, compared to $137.2 million, or diluted EPS of $2.69, in 2023.
EBITDA is considered a non-GAAP financial measure. See “Appendix A” at the end of this Proxy Statement for the definition of EBITDA and a reconciliation of EBITDA to the closest Generally Accepted Accounting Principles in the United States (GAAP) financial measure.

4 Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

Corporate Governance Practices

Everus is committed to strong corporate governance aligned with stockholder interests. The board of directors (the board), through its nominating and governance committee, regularly monitors leading practices in governance and adopts measures it determines are in the best interests of the company and its stockholders. The following highlights our corporate governance practices and policies. See the sections entitled “Corporate Governance” and “Executive Compensation” for more information on the following:

✓	Annual Election of All Directors	✓	Standing Committees Consist Entirely of Independent Directors
✓	Majority Voting for Directors	✓	Active Investor Outreach Program
✓	No Shareholder Rights Plan	✓	One Class of Stock
✓	Succession Planning and Implementation Process	✓	Stock Ownership Requirements for Directors and Executive Officers
✓	Separate Board Chair and CEO	✓	Anti-Hedging and Anti-Pledging Policies for Directors and Executive Officers
✓	Executive Sessions of Independent Directors at Every Regularly Scheduled Board Meeting	✓	No Related Party Transactions by Our Directors or Executive Officers
✓	Annual Board and Committee Self-Evaluations	✓	Compensation Recovery/Clawback Policy
✓	Risk Oversight by Full Board and Committees	✓	Annual Advisory Approval on Executive Compensation*
✓	Environmental and Social Oversight by Full Board and Committees	✓	Mandatory Retirement for Directors at Age 75
✓	Proxy Access for Stockholders	✓	Directors and Officers May Not Serve on More Than Three Public Company Boards Including the Company’s Board
✓	All Director Nominees are Independent Other Than Our CEO	✓	Diverse Board in Terms of Gender, Experience and Skills
✓	Term Limit of 15 Years for Directors
*    Assuming the proposal regarding the advisory vote to approve the frequency of future advisory votes to approve the compensation paid to our named executive officers is approved at the annual meeting.

Everus Construction Group, Inc. Proxy Statement 5

PROXY STATEMENT SUMMARY
Director Nominees
The board recommends a vote FOR the election of each of the following seven director nominees. See the section entitled “Board of Directors” for further information. The nominees’ ages are current as of December 31, 2024. Additional information about each director’s background and experience can be found beginning on page 12.

Name	Age	Director Since	Primary Occupation	Independent	Board Committees

Michael S. Della Rocca	69	2024	Former partner of McKinsey & Co. and former Americas chief executive officer of AECOM	✓	• Compensation
					• Nominating and Governance

Dale S. Rosenthal	68	2021	Former senior executive, including strategic director, division president of Clark Financial Group, and chief financial officer of Clark Construction Group	✓	Chair of the board
					• Compensation
					• Nominating and Governance

Edward A. Ryan	71	2018	Former executive vice president and general counsel of Marriott International	✓	• Audit
					• Nominating and Governance (Chair)

David M. Sparby	70	2018	Former senior vice president and group president, revenue, of Xcel Energy and president and chief executive officer of its subsidiary, NSP-Minnesota	✓	• Audit (Chair)
					• Compensation

Jeffrey S. Thiede	62	2024	President and chief executive officer of Everus Construction Group, Inc.		Executive officer

Clark A. Wood	62	2024	Former market president for U.S. Bank (Las Vegas)	✓	• Audit
					• Nominating and Governance

Betty R. Wynn	66	2024	Former senior vice president and chief financial officer of MYR Group	✓	• Audit
					• Compensation (Chair)
Director Nominees Snapshot
On October 31, 2024, we successfully completed the tax-free spinoff from MDU Resources. To help ensure a successful Separation, several members of the MDU Resources board of directors transitioned to our board, including Ms. Rosenthal and Messrs. Della Rocca, Ryan and Sparby. In connection with the Separation, Ms. Rosenthal was appointed as the chair of the board. The board brings a dynamic blend of seasoned professionals and new members, each contributing unique insights. The board’s perspectives align with our goal of enhancing value for stockholders as a new independent, publicly traded construction services company.

Independence	Average Tenure	Gender Diversity
86%	3 Years	29%

The board has determined that all director nominees, other than Mr. Thiede, meet the independence standards specified by the SEC and NYSE.	The average tenure of the directors nominated for election includes time of service on the MDU Resources board of directors prior to the Separation.	Two out of seven director nominees are women.

6 Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

Compensation Highlights
Prior to the Separation, the MDU Resources compensation committee, MDU Resources board (as defined below) and MDU Resources management determined the compensation of our named executive officers, as applicable, and, in 2024, continued their focus on compensation decisions that were designed to ensure the interests of our named executive officers were aligned with those of MDU Resources’ stockholders and the performance of MDU Resources. Following the Separation, the compensation committee continued that strong focus on the alignment of the interests of our named executive officers and the interests of our stockholders. As a result, named executive officer compensation for 2024, which was determined by the MDU Resources compensation committee, MDU Resources board, MDU Resources management, the compensation committee, and the board, as applicable, included a market competitive base salary with an annual cash incentive based on the achievement of certain performance goals and a long-term equity incentive to further align the interests of our named executive officers with those of stockholders. Our executive compensation program, after the Separation and going forward, will be based on providing compensation opportunities to attract and retain top talent focused on achievement of short and long-term business results.

▲
Over 70% of our chief executive officer’s target compensation and approximately 53% on average of our other named executive officers’ target compensation was at-risk. For 2024, our chief financial officer did not receive a long-term equity incentive grant due to joining the company in August 2024. Thus, his target long-term equity incentive was 0%, which lowered the on average percentage of at-risk target compensation for the other named executive officers. Excluding our chief financial officer, approximately 55% on average of our other named executive officers’ target compensation was at-risk. However, for 2025, it is expected that approximately 70% of our chief financial officer’s target compensation will be at-risk.

▲
100% of our named executive officers’ annual cash incentive was performance-based and tied to rigorous, pre-established, specific, measurable goals. For 2024, due to the Separation and a period of significant change for both MDU Resources and Everus, the MDU Resources compensation committee, with approval by the MDU Resources board, determined that time-vesting restricted stock units should represent 100% of our named executive officers’ long-term equity incentive and requires each executive to remain employed with the company through the vesting period. For 2025, 100% of our named executive officers’ annual cash incentive target and 60% of their long-term equity incentive target are performance-based and tied to rigorous, pre-established, specific, measurable goals. Refer to the “2025 Target Total Compensation Preview” subsection within the Compensation Discussion and Analysis section of this Proxy Statement for more information concerning our named executive officers’ 2025 compensation structure.

▲
The 2024 annual cash incentive award program for certain named executive officers included an environmental, social and governance (ESG) performance modifier based upon MDU Resources’ and Everus’ achievement of certain measures related to ESG initiatives, which is not included in the target pay mix charts below.

2024 Named Executive Officer Target Pay Mix
For the 2024 other named executive officers average target pay mix chart, if Mr. Marcy is excluded, the target pay mix chart would be as follows: base salary - 44.6%, annual cash incentive - 24.0% and long-term equity incentive - 31.4%, equating to approximately 55% on average of our other named executive officers’ target compensation was at-risk.

Everus Construction Group, Inc. Proxy Statement 7

PROXY STATEMENT SUMMARY
Key Features of Our Executive Compensation Program

What We Do
☑
At-Risk Compensation - In 2024, the annual cash incentive was tied to certain financial and strategic performance measures intended to reward the applicable named executive officer for the accomplishment of these goals. With respect to the long-term equity incentive award, for 2024, due to the Separation, the long-term equity incentive award consisted solely of time-vesting restricted stock units that may be earned based on continued service of the applicable named executive officer at the end of the three-year period. In February 2025, the compensation committee granted a combination of performance share awards and time-vesting restricted stock units and intends to continue such practices going forward, as discussed in “2025 Target Total Compensation Preview.”

☑	Independent Compensation Committee - All members of the compensation committee meet the independence standards under the NYSE listing standards and the SEC rules.
☑	Independent Compensation Consultant - The compensation committee retains an independent compensation consultant to evaluate executive compensation plans and practices.
☑
Competitive Compensation - Executive compensation reflects executive performance, experience, relative value compared to other positions within the company, relationship to competitive market value compensation, corporate and business segment economic environment, and the actual performance of the overall company and the business segments against pre-defined goals.

☑
Annual Cash Incentive - Achievement and payout of annual cash incentive awards are based on overall pre-established annual financial and operational performance measures, including EBITDA, as adjusted for specific situations, and for certain executives, other strategic objectives.

☑	Balanced Mix of Pay Components - The target compensation mix represents a balance of annual cash and long-term equity-based compensation.
☑
Mix of Financial and Strategic Goals - In 2024, for certain named executive officers, use of a mixture of financial and strategic goals to measure performance prevented overemphasis on a single metric. In February 2025, the use of operational goals were added as additional options to measure performance to prevent overemphasis on a single metric, as discussed in “2025 Target Total Compensation Preview.”

☑
Environmental, Social and Governance (ESG) Modifier - The 2024 annual cash incentive for certain named executive officers included an ESG modifier aimed at furthering both MDU Resources’ and Everus’ ESG initiatives. The ESG modifier increased or decreased the annual cash incentive by up to 5% based on the respective company’s progress on ESG initiatives. The ESG performance modifier was discontinued by the compensation committee following the 2024 performance period and will no longer be applicable to any of the named executive officers.

☑	Annual Compensation Risk Analysis - Risks related to our compensation programs are regularly analyzed through an annual compensation risk assessment.
☑
Stock Ownership and Retention Requirements - Executive officers are required to own, within five years of appointment or promotion, company common stock equal to a multiple of their base salary. The chief executive officer is required to own stock equal to five times his or her base salary. The chief financial officer, chief operating officer and chief legal officer are required to own stock equal to three times their base salary and the chief accounting officer is required to own stock equal to two times his or her base salary. Net shares received from long-term equity incentive awards must also be held until share ownership requirements are met.

☑
Clawback Policy - Our incentive compensation recovery policy provides for the recovery of certain incentive-based compensation in the event of an accounting restatement. The recoverable amount is the amount of incentive-based compensation which exceeded the amount the executive officer would have received if it had been determined based on the restated financial reporting measure.

What We Do Not Do
☒	Stock Options - The company does not use stock options as a form of incentive compensation.
☒	Perquisites - Executives do not receive perquisites that materially differ from those available to employees in general.
☒	Hedge Stock - Executives are not allowed to hedge company securities.
☒	Pledge Stock - Executives are not allowed to pledge company securities in margin accounts or as collateral for loans.
☒	No Dividends or Dividend Equivalents on Unvested Shares - We do not provide for payment of dividends or dividend equivalents on unvested share awards.

8 Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

Sustainability Highlights
Everus manages its business with a long-term view toward sustainable operations, focusing on how economic, environmental, and social considerations can help us continue to provide essential services to our customers. We integrate sustainability considerations into our business strategy because it directly affects long-term business viability and profitability. We view sustainability as doing business responsibly, which is a cornerstone to our success. Our focus on sustainability makes our company a better corporate citizen while creating opportunities to increase revenues and profitability, create a competitive advantage, and attract a skilled and diverse workforce. We have invested significantly more time and resources into our environmental, social and governance efforts in the past several years.
We will provide additional information on the company’s sustainability practices and policies in our Sustainability Report that we anticipate filing later this year and making available on our website.
Reporting Frameworks
We report environmental, social, governance, and sustainability (ESG/sustainability) metrics relevant and important to our operations using frameworks developed by the Sustainability Accounting Standards Board, and we continue to incorporate guidance from the Task Force on Climate-Related Financial Disclosures into our reporting.

Environmental Stewardship
Environmental Compliance is a Top Priority

Everus is committed to operating with a focus on environmental compliance as we continue building America’s vital infrastructure.
•	Our operations meet or exceed federal, state and local regulations relevant to our industry.
•
While our work typically requires minimal environmental permitting, we use petroleum storage tanks for operational efficiency in select areas. These are regulated under state programs approved by the United States Environmental Protection Agency. We do not have any reportable petroleum tank releases or remediation requirements related to the use of petroleum tanks.

•	Federal permits that may be required for particular construction projects are typically secured by the contracting entity, not by our organization.
•	To the extent possible, our operations recycle recovered construction materials and waste materials.

Social Responsibility
Everus operates at the discretion of various stakeholders, including customers, stockholders, employees, and the communities where we do business. It is these stakeholders who allow us to conduct our business and are vital to our success. Everus remains committed to maintaining the trust of these stakeholders by operating with integrity and being a good corporate citizen. Below are highlights of our social responsibility relating to our employees, stockholders, communities, and customers.
Our Employees

The majority of our workforce is made up of union-organized team members who provide specialized skills and knowledge to serve our customers’ needs. Through our highly skilled workforce, we provide safe, efficient services with exacting execution and the utmost integrity to ensure our customers’ and communities’ needs are met.	8,669
	Total Employees

	1,492	7,177
	Non-Union	Union
Employees and Human Capital Management. At Everus, we strive to build a strong team of employees with a focus on integrity and safety. Our number of team members was approximately 8,700 employees located in 23 states as of December 31, 2024. Our Employer Information Report EEO-1 is available on our website at www.everus.com/careers.

Everus Construction Group, Inc. Proxy Statement 9

PROXY STATEMENT SUMMARY
Ethics Reporting. Everus’ employees are encouraged to ask questions or report concerns to their supervisor. If employees have concerns that something may be unethical or illegal within the company, they are encouraged to report their concerns to a human resources representative, a company executive, or their compliance officer. For those wishing to remain anonymous, Everus also has an anonymous reporting hotline. Employees, customers, and other stakeholders can report confidentially and anonymously through this third-party telephone and internet-based reporting system any concerns about possible unethical or illegal activities. Reports are carefully considered and investigated. Summaries of the reports and investigative results are provided to the audit committee of the board of directors.
Vendor Code of Conduct. Everus has a Vendor Code of Conduct that outlines our expectations of vendors, including ethical business practices, workplace safety, environmental stewardship and compliance with applicable laws and regulations.
Our Stockholders. Everus’ management is committed to acting in the best interest of the corporation, protecting its assets, and serving the long-term interests of the company’s stockholders. This includes protecting our tangible interests, such as property and equipment, as well as intangible assets, such as our reputation, information, and intellectual property. For information on our stockholder outreach program, see “Stockholder Engagement” in the section entitled “Corporate Governance” of this Proxy Statement.
Safety is Our Top Priority. Every task we take on, every project we build, is centered on doing it safely. Our people are the core of our company, and we are committed to sending them home safely every day. We conduct training and engage in partnerships year-round to keep safety top of mind. Our 2024 employee safety Days Away, Restricted or Transferred (DART) rate of 0.59% and Total Recordable Incident Rate (TRIR) of 1.17% were well below comparable industry averages demonstrating our strong workplace safety performance. Everus’ DART and TRIR rates signifies a proactive approach to workplace safety, resulting in a healthier workforce, increased productivity, and cost savings.
Our Communities
Community Engagement. Everus encourages team members to make significant contributions in our communities, be innovative on the job and create positive workplaces, and we regularly recognize those who make exceptional efforts. Building strong relationships with the community is an integral part of Everus’ approach to construction services. We understand that every project we undertake becomes a part of the community to ensuring our work reflects the values and aspirations of local residents.
Everus is a people-first business, and we are deeply committed to serving the communities where our team members live and work. We do this through local financial and resource contributions from our operating companies and volunteerism by our team members. Whether through volunteering, partnerships with local organizations, or educational initiatives, we aim to leave a positive, lasting impact.
Our Customers
Customer Relationships. At Everus, building strong relationships with our customers is at the heart of everything we do. We understand that every project is more than just a job - it is a partnership built on trust, communication, and shared goals. Everus maintains transparency with our customers throughout the process, to ensure that every solution we provide is tailored to their vision and priorities. Our mission is to deliver exceptional service, high-quality results, and innovative solutions that exceed expectations. The Everus team strives to make the experience seamless and collaborative for our customers. Whether through ongoing support or dedication to meeting deadlines and budgets, we aim to build not just projects but long-lasting relationships. As part of our Code of Conduct, we will compete in business only by lawful and ethical means.

10 Everus Construction Group, Inc. Proxy Statement

PROXY STATEMENT SUMMARY

Governance of Environmental and Social Responsibility
Everus is committed to strong corporate governance practices in all areas, including governance of environmental and social responsibility. Sustainability practices are ingrained in the company’s operations, risk management, and strategy. Below is an overview of our governance practices related to the oversight of environmental and social responsibility:

Board of Directors

The board of directors is ultimately responsible for the oversight of environmental, health, safety, social, and other sustainability matters applicable to the company.

Audit Committee	Compensation Committee	Nominating and Governance Committee

The audit committee assists the board in fulfilling its oversight responsibilities with respect to environmental, social, and other sustainability matters, including climate change risks and opportunities, health, safety, and other social sustainability matters.
The compensation committee assists the board in fulfilling its oversight responsibilities with respect to human capital management.
The nominating and governance committee assists the board with developing principles and policies of sustainable corporate governance and continued monitoring of compliance and effectiveness of such principles and policies.

Executive Leadership Team
The executive leadership team is comprised of senior company officers. The committee meets weekly, or more frequently as warranted, and is responsible for the management of risks and pursuit of opportunities related to environmental and social sustainability matters, including climate change, health, safety, and other social sustainability matters.

Executive Sustainability Committee
The executive sustainability committee is comprised of corporate and operating company senior executives and supports execution of the company’s environmental and sustainability strategy and establishes, maintains, and enhances the processes, procedures, and controls for the company’s environmental and sustainability disclosures.

Everus Construction Group, Inc. Proxy Statement 11

BOARD OF DIRECTORS

BOARD OF DIRECTORS
ITEM 1. ELECTION OF DIRECTORS
The board currently consists of seven directors. All of the nominees are current directors of Everus. All of the nominees are standing for election to the board at the annual meeting to hold office until the 2026 annual meeting and until their successors are duly elected and qualified.
The number of directors may be fixed by resolution adopted from time to time by the board. Any vacancies or newly created directorships may be filled only by the affirmative vote of a majority of directors then in office, even if less than a quorum, or by a sole remaining director. Each director shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office or other cause.
The board has affirmatively determined all the director nominees, other than Jeffrey S. Thiede, our president and chief executive officer, are independent in accordance with SEC and NYSE rules, our corporate governance guidelines, and our amended and restated bylaws (bylaws). There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer of our company. There are no family relationships among our executive officers and directors.
Our bylaws provide for a majority voting standard for the election of directors. See “Additional Information - Majority Voting” below for further detail.
Each of the director nominees has consented to be named in this Proxy Statement and to serve as a director, if elected. We do not know of any reason why any nominee would be unable or unwilling to serve as a director, if elected. If a nominee becomes unable to serve or will not serve, proxies may be voted for the election of such other person nominated by the board as a substitute or the board may choose to reduce the number of directors. Cumulative voting in the election of directors is not permitted.
Information about each director nominee’s share ownership is presented under “Security Ownership.”
The shares represented by the proxies received will be voted for the election of each of the seven nominees named below unless you indicate in the proxy that your vote should be cast against any or all the director nominees or that you abstain from voting. Each nominee elected as a director will continue in office until their successor has been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office or other cause.
The seven nominees for election to the board at the annual meeting, all proposed by the board upon recommendation of the nominating and governance committee, are listed below with brief biographies. The nominees’ ages are current as of December 31, 2024.

The board of directors recommends that the stockholders vote “FOR” the election of each nominee.
Brokers may not vote your shares on the election of directors if you have not given your broker specific instructions on how to vote. Please be sure to give specific voting instructions to your broker so your vote can be counted.

12 Everus Construction Group, Inc. Proxy Statement

BOARD OF DIRECTORS
Director Nominees

Career Highlights

Mr. Della Rocca has over 40 years of experience in the engineering and construction industry including 35 years as a C-level executive. Mr. Della Rocca served as partner of McKinsey & Co., a multinational strategy and management consulting firm, from 2014 to November 2020. Mr. Della Rocca led McKinsey & Co.’s global service line for major capital projects including advising investors. As partner, he served private equity and institutional investors, asset owners, and delivery companies through strategy formulation, leadership development, growth programs, mergers and acquisitions, and operational transformations. Mr. Della Rocca is the former Americas chief executive of AECOM, a multinational infrastructure consulting firm from 2011 to 2014. In his leadership role, Mr. Della Rocca was responsible for overseeing and driving the company’s operations, strategy and growth as well as navigating diverse markets, and ensuring the company achieved its business goals.

Michael S. Della Rocca

Former partner of McKinsey & Co. and former Americas chief executive officer of AECOM Age 69 Independent Director Since: 2024

Impact on Board

	▲	Extensive experience in the engineering and construction industry at public and private companies.
	▲	Expertise in board counseling strategy, operational improvement, due diligence, acquisitions, and finance.
Committee Membership	▲	Broad risk and audit expertise from prior roles on board committees as well as board review and compensation.
	▲	Board experience as an independent non-executive director at public, private, non-profit and academic institutions.

Compensation Committee Nominating and Governance Committee
Select Professional and Community Contributions

▲
Former director of MDU Resources, a publicly traded energy delivery business, from August 2024 until the Separation on October 31, 2024, and former audit committee and environmental and sustainability committee member.

	▲	Independent director of Tower Engineering Professionals, a telecommunication engineering and construction services organization, since 2023.
	▲	Independent director of Gannett Fleming, a private global infrastructure and engineering firm providing professional services, since 2023.
▲
Independent director of RMA Group of Companies, a leading provider of technology-enabled laboratory testing, inspection, and quality management services for critical public and private infrastructure assets, since 2021.

	▲	Independent director of Trinity Consultants, Inc., an environmental consulting firm specializing in environmental, health, and safety, since 2022.
▲
Chairman of the advisory board of Kiely Family of Companies, a diversified privately held construction, engineering, maintenance, development, and services enterprise serving utility, communications, and private clients, since 2021.

Everus Construction Group, Inc. Proxy Statement 13

BOARD OF DIRECTORS

Career Highlights

Dale S. Rosenthal has over 22 years of experience in the construction industry, serving in senior executive positions as strategic director, division president, and chief financial officer. Ms. Rosenthal served as the former strategic director of Clark Construction Group, LLC, a vertically integrated construction company then headquartered in Bethesda, Maryland, from January 2017 to December 2017, division president of Clark Financial Services Group, leveraging Clark’s core turnkey construction expertise into alternative energy development, from April 2008 to December 2016. Ms. Rosenthal also served as chief financial officer and senior vice president of Clark Construction Group, LLC from April 2000 to April 2008, and established a Clark subsidiary, Global Technologies Group, which developed and built data centers for early internet service providers. Ms. Rosenthal joined Clark Construction in 1996. Ms. Rosenthal also led financing teams for several tax-credit financed housing developers and was instrumental in identifying new sources of funding and innovative tax structures for complex transactions.

Dale S. Rosenthal

Former senior executive, including strategic director, division president of Clark Financial Services Group, and chief financial officer of Clark Construction Group
Age 68
Independent Director Since: 2021

Impact on Board

	▲	Expertise in construction, alternative energy, real estate and infrastructure development, risk management and corporate strategy.
	▲	Extensive leadership of an integrated company in the construction industry.
	▲	Extensive knowledge of environmental and sustainability matters with a focus on ensuring accountability and balancing environmental and social impacts with financial performance.
Committee Membership
	▲	Provides strategic vision and governance leadership while leveraging industry expertise and relationships to ensure the company thrives in a complex and competitive environment.

Chair of the Board Nominating and Governance Committee Compensation Committee
Select Professional and Community Contributions

▲
Former director of MDU Resources, a publicly traded energy delivery business, from May 2021 until the Separation on October 31, 2024, and served as the environment and sustainability committee chair, former member of the nominating and governance committee and audit committee.

▲
Director of Washington Gas Light Company, formerly publicly traded and now a subsidiary of AltaGas Ltd., since October 2014, and chair of the audit committee from 2018 to 2022. Washington Gas is a regulated public utility company that sells and delivers natural gas in the District of Columbia and surrounding metropolitan areas.

	▲	Member of the Board of Trustees of Cornell University since June 2017, serving on the finance and building and properties committees.
	▲	Director of Transurban Chesapeake LLC, a company that develops and operates toll roads in the Mid-Atlantic region, since August 2021, and chair of the audit committee since 2022.
▲
Former board advisor of Langan Engineering & Environmental Services, a provider of an integrated mix of engineering and environmental consulting services in support of land development projects, corporate real estate portfolios, and data center development, from March 2020 to December 2023.

14 Everus Construction Group, Inc. Proxy Statement

BOARD OF DIRECTORS

Career Highlights

Edward A. Ryan is a former executive vice president and general counsel for a large public company with international operations. Mr. Ryan served as advisor to the chief executive officer and president of Marriott International from December 2017 to December 2018. Prior to that, Mr. Ryan held several positions with Marriott International including executive vice president and general counsel of Marriott International from December 2006 to December 2017, and senior vice president and associate general counsel. Mr. Ryan assumed responsibility for corporate transactions and corporate governance in 2005. Mr. Ryan began his career with Marriott International as assistant general counsel. Prior to joining Marriott International, Mr. Ryan was in the private practice of law, specializing in real estate transactions, as a partner in the law firm of Hogan & Hartson LLC (now Hogan Lovells).

Edward A. Ryan

Former executive vice president and general counsel of Marriott International Age 71 Independent Director Since: 2018

Impact on Board

	▲	Expertise in corporate governance, acquisitions, risk management, legal, compliance, and labor relations.
	▲	Senior leadership, transactional, and public company experience.
	▲	Extensive experience in board composition and succession planning, director recruitment and selection from his previous role as chair of the nominating and governance committee of a publicly traded company.

Committee Membership	▲	Broad knowledge of international operations with a publicly traded company.

Select Professional and Community Contributions

Audit Committee Nominating and Governance Committee - Chair

	▲	Former director of MDU Resources, a publicly traded energy delivery business, from November 2018 until the Separation on October 31, 2024, and served as the nominating and governance committee chair and former member of the audit committee.
	▲	Director of the C&O Canal Trust, the non-profit partner of the Chesapeake & Ohio Canal National Historical Park, since 2022 and chair of the nominating and governance and canal quarters committees since 2023. The C&O Canal Trust works in conjunction with the National Park Service and local communities for park preservation highlighting the park’s historical, natural and cultural heritage, along with managing and developing a series of lockhouse accommodations along the entire quarters.
	▲	Former director of Goodwill of Greater Washington, D.C., a non-profit organization whose mission is to transform lives and communities through education and employment, from 2015 to 2023, including a term as chair from January 2020 through December 2021, vice chair from January 2019 through December 2019, and chair of the finance committee from January 2018 through December 2019.
	▲	Board advisor of Workbox Company, a startup company that provides collaborative coworking space and accelerator services, since January 2020.

Everus Construction Group, Inc. Proxy Statement 15

BOARD OF DIRECTORS

Career Highlights

David M. Sparby has over 32 years of public utility management and leadership experience with a large public utility company, including positions as senior vice president and as chief financial officer, senior vice president and group president, revenue, of Xcel Energy, Inc. and president and chief executive officer of its subsidiary, NSP-Minnesota, from May 2013 until his retirement in December 2014. Prior to that, Mr. Sparby served as senior vice president and group president from September 2011 to August 2013, chief financial officer, and chief executive officer of NSP-Minnesota, from March 2009 to September 2011. He joined Xcel Energy, or its predecessor Northern States Power Company, as an attorney and held positions of increasing responsibility.

David M. Sparby

Former senior vice president and group president, revenue, of Xcel Energy and president and chief executive officer of its subsidiary, NSP-Minnesota Age 70 Independent Director Since: 2018	Impact on Board

	▲	Broad understanding of electric and gas distribution, renewable energy, and public utilities.
	▲	Extensive senior leadership experience with a publicly traded company.
	▲	Broad financial and audit expertise from prior roles at MDU Resources including service as chair of the audit committee.
	▲	Extensive knowledge of corporate governance, risk management, compliance, strategic planning and human capital management.

Select Professional and Community Contributions
Committee Membership
	▲	Former director of MDU Resources, a publicly traded energy delivery business, from August 2018 until the Separation on October 31, 2024, and served as audit committee chair and a former member of the environmental and sustainability committee.

Audit Committee - Chair Compensation Committee
	▲	Former board of trustees of Mitchell Hamline School of Law, overseeing the governance and strategic direction of the institution, from July 2011 to July 2020.
	▲	Former board of trustees of the College of St. Scholastica, comprised of alumni, professionals, and community leaders who bring diverse perspectives and expertise to oversight of the institution, from 2012 to 2023, including service as chair from 2020 to 2023.

16 Everus Construction Group, Inc. Proxy Statement

BOARD OF DIRECTORS

Career Highlights

Jeffrey S. Thiede has served as president and chief executive officer and a director of the company since November 1, 2024. Mr. Thiede became president of the company effective February 28, 2024. Mr. Thiede served as president and chief executive officer of Everus Construction, Inc., formerly known as MDU Construction Services Group, Inc., since April 30, 2013, and served as president from 2012 to April 2013. Mr. Thiede has more than 20 years of experience at Everus Construction, in several executive and management positions, including president of Capital Electric Construction Company, Inc. from 2006 to 2011 and president of OEG, Inc., formerly known as Oregon Electric Group, Inc., from 2004 to 2011, both subsidiaries of Everus Construction.

Jeffrey S. Thiede

President and chief executive officer of Everus Construction Group Age 62 Director and President and Chief Executive Officer Since: 2024	Impact on Board

	▲	Knowledge to contribute key insights into strategic, management and operational matters.
	▲	Strong focus on workplace safety, regulatory compliance and fostering a culture of safety-first across the organization.
	▲	Extensive experience in executive leadership, human capital management, risk management and succession planning.
	▲	Extensive strategy, financial, and mergers and acquisitions experience.

Select Professional and Community Contributions

	▲	Officer and director of various operating companies of Everus since 2006.
▲
Executive team leader of OSHA Electrical Transmission and Distribution Partnership, a collaborative effort aimed at improving safety in the high-voltage electric line construction, transmission, and distribution industry since 2015.

	▲	Former director of Oregon State University Construction Education Foundation, a foundation serves as the philanthropic arm of the school, providing financial support for students, staff, faculty, and various programs, from 2011 to 2020.
	▲	Former member of Dean’s Leadership Council of Oregon State University College of Engineering, an organization of alumni and industry leaders who provide strategic guidance and support to the college, from 2018 to 2020.

Everus Construction Group, Inc. Proxy Statement 17

BOARD OF DIRECTORS

Career Highlights

Clark A. Wood served as the market president for U.S. Bank in Las Vegas, Nevada from 2014 to 2024. Mr. Wood provided oversight to both the Las Vegas commercial banking teams in Nevada and Arizona. Mr. Wood also led the bank’s national gaming practice. Mr. Wood led the local advisory board and served as the head of the cross-functional Las Vegas market leadership committee. Mr. Wood has served on the board of Las Vegas Global Economic Alliance since 2015 and was named chair in 2023. Prior to that, he served as the managing director for Wells Fargo’s gaming business. He has over 36 years of experience in the gaming and financial sectors.

Clark A. Wood
Impact on Board
Former market president for U.S. Bank (Las Vegas) Age 62 Independent Director Since: 2024

	▲	Extensive experience in the financial sector and executive management oversight of company financial investments, capital structure, and financial strategy.
	▲	Deep understanding of risk assessment, mitigation and compliance in financial operations including managing market, credit, operational and liquidity risks.
	▲	Experience in creating and evaluating long-term financial strategies, mergers, acquisitions, and investments.
Committee Membership	▲	Familiarity with complex financial regulations and compliance requirements, ensuring the organization adheres to legal and ethical standards.
Select Professional and Community Contributions

Audit Committee Nominating and Governance Committee
▲
Former board member and served on the audit committee of United Way of Southern Nevada, a non-profit organization committed to improving the community through collaboration with nonprofits, businesses, donors, and volunteers from June 2015 to June 2022.

	▲	Former member of the Nevada Society of CPAs, the UNLV Accounting Advisory Council and the UNLV College of Education Advisory Board.
	▲	Former board chair of Big Brothers Big Sisters of Southern Nevada, a non-profit organization dedicated to helping at-risk youth.

18 Everus Construction Group, Inc. Proxy Statement

BOARD OF DIRECTORS

Career Highlights

Betty R. Wynn served as senior vice president and chief financial officer of MYR Group, Inc., a corporation that offers electrical construction services for transmission and distribution lines, substations, commercial and industrial buildings, and renewable energy, from 2015 until her retirement in 2023. Prior to Ms. Wynn’s role as senior vice president and chief financial officer, Ms. Wynn served on MYR Group, Inc.’s board of directors and as a member of the audit committee from 2007 to 2015. Prior to that, Ms. Wynn served as chief financial officer and treasurer of Faith Technologies, Inc., an energy expert and national leader in electrical planning, engineering, design and installation from February 2015 to October 2015. Ms. Wynn has served as director of Atkore, Inc., an electrical, safety, and infrastructure solutions company, since 2018 and is currently chair of the audit committee and member of the nominating and governance committee. Ms. Wynn has over 25 years of experience with electrical construction companies.

Betty R. Wynn

Former senior vice president and chief financial officer of MYR Group Age 66 Independent Director Since: 2024

Impact on Board

	▲	Extensive accounting and financial management, mergers and acquisitions, strategic planning, investment relations, and cybersecurity experience.
	▲	Extensive experience in the electrical construction services industry specializing in transmission, distribution, substation, commercial and industrial construction.
Committee Membership	▲	Board experience as director of publicly traded companies to provide insight risk management, compensation, finance and governance practices.
	▲	Experience with shareholder engagement including fostering transparent communication and aligning interests of the company with its shareholders.

Audit Committee Compensation Committee - Chair

Select Professional and Community Contributions

	▲	Current director of Atkore, Inc., a publicly traded global manufacturer of electrical, safety, and infrastructure solutions, since 2018 and current chair of the audit committee and member of the nominating and governance committee.
	▲	Former director of MYR Group, Inc., a publicly traded company that offers electrical construction services for transmission and distribution lines, substations, commercial and industrial buildings, and renewable energy, before joining the company’s executive leadership team in October 2015.
	▲	Former chief financial officer of Sloan Valve Company, a privately held company specializing in water-efficient products for commercial and residential buildings from 2009 to 2014.

Everus Construction Group, Inc. Proxy Statement 19

BOARD OF DIRECTORS
Additional Information - Majority Voting
A majority of votes cast is required to elect a director in an uncontested election. A majority of votes cast means the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. “Abstentions” and “broker non-votes” do not count as votes cast “for” or “against” the director’s election. In a contested election, which is an election in which the number of nominees for director exceeds the number of directors to be elected and which we do not anticipate, directors will be elected by a plurality of the votes cast.
Unless you specify otherwise when you submit your proxy, the proxies will vote your shares of common stock “for” all directors nominated by the board. If a nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the proxies will vote your shares in their discretion for another person nominated by the board.
Our policy on majority voting for directors contained in our corporate governance guidelines requires any proposed nominee for re-election as a director to tender to the board, prior to nomination, his or her irrevocable resignation from the board that will be effective, in an uncontested election of directors only, upon:
•receipt of a greater number of votes “against” than votes “for” election at our annual meeting; and
•acceptance of such resignation by the board.
Following certification of the stockholder vote, the nominating and governance committee will promptly recommend to the board whether or not to accept the tendered resignation. The board will act on the nominating and governance committee’s recommendation no later than 90 days following the date of the annual meeting.
Board Evaluations and Process for Selecting Directors
Our corporate governance guidelines require that the board, in coordination with the nominating and governance committee, annually reviews and evaluates the performance and functioning of the board and its committees. The chair of the board and chair of the nominating and governance committee jointly will lead the self-evaluation process. The directors will provide an evaluation of the performance of the board and committees on which they sit, their own performance, and the performance of other directors as a whole. A summary of results identifying any themes or issues that emerge from the self-evaluations will be discussed in board and committee private sessions. Results from self-evaluations will be used to enhance board and governance practices, as well as to identify board and committee priorities. The board anticipates the first self-evaluation will take place in late 2025.
Director Qualifications, Skills, and Experience
Director nominees are chosen to serve on the board based on their qualifications, skills, and experience, as discussed in their biographies, and how those characteristics supplement the resources and talent on the board and serve the current needs of the board and the company. Our corporate governance guidelines provide that directors are not eligible to be nominated or appointed to the board if they are 75 years or older at the time of the election or appointment and a person who is an officer of the company serving as a director may not continue service as a director of the company beyond the first regular meeting of the board after the date the officer shall have attained the age of 65. The board has a 15-year term limit on the length of a director’s service, unless otherwise determined by the board of directors. If a director reaches their 15-year anniversary during a term, the director is permitted to serve the remainder of that term.
In making its nominations, the nominating and governance committee assesses each director nominee by a number of key characteristics, including character, success in a chosen field of endeavor, background in publicly traded companies, independence, and willingness to commit the time needed to satisfy the requirements of board and committee membership. Although the committee has no formal policy regarding diversity, the board is committed to having a diverse and broadly inclusive membership. In recommending director nominees, the nominating and governance committee considers diversity in gender, ethnic background, geographic area of residence, skills, and professional experience.

20 Everus Construction Group, Inc. Proxy Statement

BOARD OF DIRECTORS

Board Skills and Diversity Matrix
	Della Rocca	Rosenthal	Ryan	Sparby	Thiede	Wood	Wynn
Skills & Expertise
EXECUTIVE MANAGEMENT/PUBLIC COMPANY/BOARD EXPERIENCE	✓	✓	✓	✓	✓	✓	✓
Served as CEO or other senior executive of an organization or as a director of another publicly traded company with an understanding of corporate governance practices that support shareholder value, and knowledge of the legal responsibilities providing oversight and accountability for the organization
ACCOUNTING/AUDIT	✓	✓		✓	✓	✓	✓
Experience in the preparation and review of financial statements and financial reports
FINANCE/CAPITAL MARKETS	✓	✓		✓	✓	✓	✓
Experience overseeing company financings, investments, capital structures, and financial strategy
INFORMATION TECHNOLOGY/CYBERSECURITY					✓		✓
Experience in overseeing and managing cybersecurity and data privacy risks; history of leadership roles in cybersecurity risk management; degrees, certifications, or other background in cybersecurity
RISK MANAGEMENT AND COMPLIANCE	✓	✓	✓	✓	✓	✓	✓
Experience in the management of critical business and/or legal risk; understanding of risk management functions, including risk identification, classification, crisis management and similar functions; ability to think strategically about risk and provide oversight and advice relating to risk
STRATEGY/BUSINESS DEVELOPMENT/M&A	✓	✓	✓	✓	✓	✓	✓
Experience in overseeing management and driving growth; assessing and executing on new opportunities for tactical and strategic M&A transactions
INDUSTRY/INFRASTRUCTURE EXPERIENCE	✓	✓		✓	✓		✓
Experience in our businesses or related construction services industries
LEGAL/CORPORATE GOVERNANCE		✓	✓	✓	✓	✓
Expertise and experience in legal and regulatory matters, and corporate compliance and ethics policies; experience in managing the effects of government policies and regulations
HUMAN CAPITAL MANAGEMENT	✓	✓	✓	✓	✓		✓
Experience in enterprise-wide human capital management and the development of talent, including overseeing workforce planning, employee engagement, succession planning and rewards
ENVIRONMENT/SUSTAINABILITY AND SAFETY	✓	✓		✓	✓
Environmental/sustainability and safety experience to identify and adapt to strategic and emerging issues necessary to support long-term value creation and ensure the business remains responsible and sustainable in the long-term
EMERGING TECHNOLOGIES AND INNOVATION		✓	✓	✓	✓	✓
Experience in traditional, new, and emerging technologies is core to understanding our business as an innovative technology leader
Gender/Age/Tenure*
Gender	M	F	M	M	M	M	F
Age	69	68	71	70	62	62	66
Tenure	1	4	6	6	1	1	1
*Ages are current as of December 31, 2024 and tenure includes time of service on the MDU Resources board of directors prior to the Separation.

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BOARD OF DIRECTORS

Independence	Average Tenure	Gender Diversity
86%	3 Years	29%

The board has determined that all director nominees, other than Mr. Thiede, meet the independence standards specified by the SEC and NYSE.	The average tenure of the directors nominated for election includes time of service on the MDU Resources board of directors prior to the Separation.	Two out of seven director nominees are women.

Board Composition and Refreshment
Each of the nominees has been nominated for election to the board upon recommendation by the nominating and governance committee and each has decided to stand for election.
The nominating and governance committee is committed to ensuring that the board reflects a diversity of experience, skills, and backgrounds to serve the company’s governance and strategic needs. In evaluating the needs of the board and the company, the nominating and governance committee focuses on identifying board candidates that will add gender and ethnic diversity along with relevant industry and leadership experience to the board, as well as a background and core competencies in the fields of technology, cybersecurity, and public company governance.
The board consists of four directors that previously served on the MDU Resources board - Michael S. Della Rocca, Dale S. Rosenthal, Edward A. Ryan, and David M. Sparby. Messrs. Ryan and Sparby were appointed to the MDU Resources board in 2018, Ms. Rosenthal in 2021, and Della Rocca in 2024. Prior to the Separation, Mr. Wood and Ms. Wynn were identified and recommended by the MDU Resources’ nominating and governance committee to be appointed to the board, effective upon the Separation.
By tenure, including time of service as a director of MDU Resources prior to the Separation, if the nominees are elected, the board will be comprised of five directors who have served 0-4 years and two directors who have served 5-10 years. The nominating and governance committee believes this mix of director tenures provides a balance of experience and institutional knowledge with fresh perspectives.
Global Search Firm Engagement and Director Recruitment
As a new public company, Everus is continuing to develop a board that has the right expertise, skill sets, diversity and experience that will help lead the company to the growth and success it strives to achieve. To that end, in January 2025, the nominating and governance committee engaged an independent global search firm to assist with recruiting a pool of potential director candidates to help achieve those board composition goals. Additionally, potential director nominees are also brought to the attention of the nominating and governance committee by board members, management, advisory firms, and various organizations on a quarterly basis. The nominating and governance committee evaluates all potential director candidates brought to its attention. The nominating and governance committee evaluation process includes interviewing certain potential director candidates.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE
Director Independence
The board has adopted guidelines on director independence that are included in our corporate governance guidelines. Our guidelines require that a substantial majority of the board consists of independent directors. In general, the guidelines require that an independent director must have no material relationship with the company directly or indirectly, except as a director. The board determines independence on the basis of the standards specified by the SEC and NYSE, the additional standards referenced in our corporate governance guidelines, and other facts and circumstances the board considers relevant. In determining director independence and at the recommendation of the nominating and governance committee, the board reviewed and considered information about any transactions, relationships, and arrangements between the non-employee directors and their immediate family members and affiliated entities on the one hand, and the company and its affiliates on the other.
Based on its review and at the recommendation of the nominating and governance committee, the board has determined that all directors, except for our president and chief executive officer Mr. Thiede, have no material relationship with the company and are independent.
The board has also determined that all members of the audit, compensation and nominating and governance committees of the board are independent in accordance with our corporate governance guidelines and applicable NYSE and SEC rules, as applicable.
Oversight of Sustainability
Oversight of sustainability as a construction services company involves integrating environmental, social, and governance principles into operations while ensuring regulatory compliance and responsible resource management. Sustainability principles and practices are included in our strategy, operations, and risk management. Corporate governance plays a key role, with the board of directors and executive leadership establishing sustainability goals, monitoring progress and ensuring transparency in reporting. Key focus areas include reducing carbon emissions, managing waste, utilizing sustainable materials and improving energy efficiency. A dedicated internal sustainability team leads initiatives, engaging employees, clients and suppliers to drive continuous improvement. We are committed to strong corporate governance to ensure accountability, risk management and alignment with long-term business strategy.
Board of Directors. The board is ultimately responsible for oversight with respect to environmental, health, safety, social, and other sustainability matters applicable to the company.
Audit Committee of the Board. The audit committee is a standing committee of the board with a focus that includes our environmental, workplace health, safety, and other social sustainability programs and performance. The audit committee assists the board in fulfilling its oversight responsibilities with respect to environmental and social sustainability matters, including oversight and review of:
•Employee, customer, and contractor safety;
•Climate change risks;
•Compliance with environmental, health, and safety laws;
•Integration of environmental and social principles into company strategy; and
•Significant public disclosures of environmental and sustainability matters.
Compensation Committee of the Board. The compensation committee is a standing committee of the board with a focus that includes human capital management matters related to the company’s operations including employee recruitment and retention matters.
Nominating and Governance Committee of the Board. The nominating and governance committee is a standing committee of the board with a focus that includes developing principles and policies of sustainable corporate governance and continued monitoring of compliance and effectiveness of such principles and policies.
Executive Leadership Team. The company’s executive leadership team is comprised of senior company officers. The executive leadership team meets weekly, or more frequently as warranted, and is responsible for the management of risks and pursuit of opportunities related to environmental and social sustainability matters, including climate change, health, safety, corporate governance, and other sustainability matters.

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Executive Sustainability Committee. The company established an executive sustainability committee, which is comprised of corporate senior executives. The committee is chaired by our chief accounting officer. The executive sustainability committee responsibilities include:
•Preparing reports and disclosures for investors, regulators and customers to maintain transparency and accountability.
•Researching and implementing new technologies, materials, and processes to enhance sustainability efforts.
•Identifying environmental and social risks associated with projects and recommending strategies to mitigate them.
For information on our sustainability reporting, as well as highlights of our environmental stewardship and social responsibility, see our Sustainability Report located on our website and the “Sustainability Highlights” in the Proxy Statement Summary.
Stockholder Engagement
The company has an active stockholder outreach program. We believe in providing transparent and timely information to our investors and we understand the need to align our priorities with those of our key stakeholders. We continue to engage with our stockholders regarding proxy access and other corporate governance matters. Each year, we plan to reach out to our top 30 stockholders in order to solicit feedback and recommendations on our corporate governance practices and other topics.
Stockholder Communications with the Board
The board values and encourages communications with stockholders on important governance topics. Stockholders and other interested parties who wish to contact the board or any individual director, including our board chair or non-employee directors as a group, should address a communication in care of the corporate secretary at Everus Construction Group, Inc., 1730 Burnt Boat Drive, Bismarck, ND 58503. The corporate secretary will forward all relevant communications.
Our corporate secretary may sort or summarize the communications as appropriate and, depending on the nature of the communication, the correspondence will either be forwarded or periodically presented to the board. Communications that are personal grievances, commercial solicitations, customer complaints or that contain inappropriate or offensive content will not be communicated to the board or any director or committee. The board or any individual director may at any time request copies and review all correspondence received by the corporate secretary that is intended for the board or such individual director.
Board Leadership Structure
Our bylaws provide that the chair of the board must be determined to be an independent director in accordance with the director independence standards contained in the corporate governance guidelines. The company believes this structure of a separate chair of the board and chief executive officer provides balance and is in the best interest of the company and its stockholders. Separating these positions allows the chief executive officer to focus on the full-time job of running our business, while allowing the chair to lead the board in its fundamental role of providing advice to and independent oversight of management. The chair meets and confers regularly between board meetings with the chief executive officer and consults with the chief executive officer regarding the board meeting agendas, the quality and flow of information provided to the board, and the effectiveness of the board meeting process. The company believes this split structure also recognizes the time, effort, and energy the chief executive officer is required to devote to the position in the current business environment as well as the commitment required to serve as the chair, particularly as the board’s oversight responsibilities continue to grow and demand more time and attention.
The fundamental role of the board is to provide oversight of the management of the company in good faith and in the best interests of the company and its stockholders. The board believes having an independent chair is a means to ensure the chief executive officer is accountable for managing the company in close alignment with the interests of stockholders including with respect to risk management as discussed below. The board has found that an independent chair is in a position to encourage discussions including during regularly scheduled executive sessions consisting of only independent directors and to assure that the company has adequately assessed all appropriate business risks before adopting its final business plans and strategies. The board believes that having separate positions and having an independent outside director serve as chair is the appropriate leadership structure for the company at this time and demonstrates our commitment to good corporate governance.

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Board’s Role in Risk Oversight
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, strategic risks, operational risks, environmental and regulatory risks, competitive risks, climate and weather conditions, cyberattacks or acts of terrorism, and third-party liabilities. The board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate for identifying, assessing, and managing risk. Management is responsible for identifying material risks, implementing appropriate risk management and mitigation strategies, and providing information regarding material risks and risk management and mitigation to the board. The company’s risk oversight framework also aligns with its disclosure controls and procedures. For example, the company’s quarterly and annual financial statements and related disclosures are reviewed by the disclosure committee, which includes certain senior management, who participate in the risk assessment practices described below.
The board believes establishing the right “tone at the top” and full and open communication between management and the board are essential for effective risk management and oversight. Our chair meets regularly with our chief executive officer to discuss strategy and risks facing the company. The chair of the board and chairs of each of the board’s standing committees meet with our chief executive officer, chief financial officer, chief accounting officer and chief legal officer to discuss risks and presentations to the board regarding risks. Senior management attends the quarterly board meetings and is available to address questions or concerns raised by the board on risk management and any other matters. Each quarter, the board and its applicable committees receive presentations from senior management on enterprise risk management issues and strategic matters involving our operations. Senior management regularly presents an assessment to the board of critical enterprise risks that threaten the company’s strategy and business model, including risks inherent in the key assumptions underlying the company’s business strategy for value creation. Periodically, the board receives presentations from external experts on matters of strategic importance to the board. The board regularly holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the company.
In addition, in 2024, a survey was completed by both the board, members of the executive leadership team and operating company presidents to identify critical enterprise risks. The company believes this survey, which was designed to enable effective and efficient identification of, and visibility into, critical enterprise risks over the short, intermediate, and long-term, and to facilitate the incorporation of risk considerations into decision making across the company, and to assess and manage the company’s legal, regulatory, and other compliance obligations, provides valuable insight to the board in its risk oversight efforts. In particular, the company believes its enterprise risk management programs help clearly define risk management roles and responsibilities among the board, its committees and management, bring together senior management to discuss risk, promote visibility and facilitate constructive dialogue around the risks relevant to the company’s strategy and operations and help facilitate appropriate risk response strategies at the board, board committees, and management.

Everus Construction Group, Inc. Proxy Statement 25

CORPORATE GOVERNANCE

The Board
While the board is ultimately responsible for risk oversight at our company, our standing board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk.
⇵		⇵		⇵
Audit Committee		Compensation Committee		Nominating and Governance Committee
Risk Oversight Responsibilities		Risk Oversight Responsibilities		Risk Oversight Responsibilities
▲	Financial Reporting and Internal Controls	▲	Executive Compensation	▲	Board Organization
▲	Cybersecurity	▲	Incentive Plans	▲	Board Membership and Structure
▲	Regulatory Compliance	▲	Assess Consultant Independence	▲	Succession Planning
▲	Environmental, Health and Safety, Social Sustainability and Climate Change Risks	▲	Director Compensation	▲	Corporate Governance
⇵		⇵		⇵
Executive Leadership Team
The executive leadership team meets weekly, or more frequently as warranted, to receive reports on safety, operations, business development, and to discuss the company’s challenges and opportunities. Reports are also provided by the company’s financial, human resources, legal, and enterprise information technology departments. Special presentations are made by other employees on matters that affect the company’s operations. The company has also developed a robust compliance program to promote a culture of compliance, consistent with the right “tone at the top,” to mitigate risk. The program includes training and adherence to our code of conduct and legal compliance guide. We further mitigate risk through our internal audit and legal departments.

Audit Committee. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in a general manner and specifically in the areas of financial reporting, internal controls, cybersecurity, compliance with legal and regulatory requirements, and related person transactions, and, in accordance with NYSE requirements, discusses with the board policies with respect to risk assessment and risk management and their adequacy and effectiveness. The audit committee receives regular reports on the company’s compliance program, including reports received through our anonymous reporting hotline. It also receives reports and regularly meets with the company’s external and internal auditors.
During its quarterly meeting in 2024, following the Separation, the audit committee received presentations and reports from management on cybersecurity and the company’s mitigation of cybersecurity risks as well as assessment and mitigation reports on other compliance and risk-related topics. The entire board was present for the cybersecurity risk presentations and had access to the reports. The audit committee discussed areas where the company may have material risk exposure, steps taken to manage such exposure, and the company’s risk tolerance in relation to company strategy. The audit committee reports regularly to the board of directors on the company’s management of risks in the audit committee’s areas of responsibility.
In addition, the audit committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks related to environmental, health, safety, and other social and sustainability matters that fundamentally affect the company’s business interests and long-term viability. The audit committee responsibilities with respect to these matters include reviewing significant risks and exposures to the company regarding current and emerging environmental and social sustainability matters, including climate change risks, and discussing with management and overseeing actions taken by the company in response thereto. The audit committee also reviews the company’s efforts to integrate social, environmental, and economic principles, including climate change, greenhouse gas emissions management, energy, water, and waste management, product and service quality, reliability, customer care and satisfaction, public perception, and company reputation into the company’s strategy and operations.

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Compensation Committee. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs as well as the company’s culture and strategies relating to human capital management.
Nominating and Governance Committee. The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, board membership and structure, succession planning for our directors and executive officers, and corporate governance.
Board Meetings and Committees
The board held one meeting during 2024 following the Separation. Each director attended at least 75% of the combined total meetings of the board and the committees on which the director served during 2024 following the Separation, in each case, during the time period which each director served. Directors are encouraged to attend our annual meetings of stockholders and this is our first annual meeting following the Separation.
The board has standing audit, compensation, and nominating and governance committees, which meet at least quarterly. The table below provides current committee membership.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Michael S. Della Rocca		●	●
Dale S. Rosenthal, Chair of the Board		●	●
Edward A. Ryan	●		C
David M. Sparby	C	●
Clark A. Wood	●		●
Betty R. Wynn	●	C

C - Chair
● - Member
Below is a description of each standing committee of the board. The board has affirmatively determined that each of these standing committees consists entirely of independent directors pursuant to rules established by the NYSE, rules promulgated under the SEC, and the director independence standards established by the board. The board has also determined that each member of the audit committee and the compensation committee is independent under the criteria established by the NYSE and the SEC for audit committee and compensation committee members, as applicable.

Audit Committee	Met Two Times in 2024 Following the Separation
The audit committee is a separately-designated committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is governed by a written charter.
The audit committee met two times in 2024 following the Separation. The current audit committee members are David M. Sparby, chair, Edward A. Ryan, Clark A. Wood and Betty R. Wynn. The board determined that Mr. Sparby is an “audit committee financial expert” as defined by SEC rules, and all audit committee members are financially literate within the meaning of the listing standards of the NYSE. All members also meet the independence standard for audit committee members under our director independence guidelines, the NYSE listing standards, and SEC rules.
The audit committee assists the board in fulfilling its oversight responsibilities to the stockholders and serves as a communication link among the board, management, the independent registered public accounting firm, and the internal auditors. The audit committee reviews and discusses with management and the independent registered public accounting firm, before filing with the SEC, the annual audited financial statements and quarterly financial statements. The audit committee also:
•assists the board’s oversight of:
◦the integrity of our financial statements and system of internal controls and the audits of the company’s financial statements;
◦the company’s compliance with legal and regulatory requirements and the code of conduct;
◦discussions with management regarding the company’s earnings releases and guidance;

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CORPORATE GOVERNANCE
◦the independent registered public accounting firm’s qualifications and independence;
◦the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm;
◦the performance of our internal audit function and independent registered public accounting firm; and
◦management of risk in the audit committee’s areas of responsibility, including current and emerging environmental and social sustainability matters (including climate change risks), technology, artificial intelligence, cybersecurity, financial reporting, regulatory compliance, and internal controls.
•arranges for the preparation of and approves the report that SEC rules require we include in our annual proxy statement. See the section entitled “Audit Committee Report” for further information.
In addition to fulfilling its financial oversight responsibilities, the audit committee oversees environmental and social sustainability strategies, goals, commitments, policies, significant public disclosures and performance, including key indicator results and trends and comparisons to industry trends and best practices. These responsibilities include:
•reviews significant risks, opportunities and exposures regarding current and emerging environmental and social sustainability matters, technology, artificial intelligence, cybersecurity, financial reporting, internal controls, and compliance with legal and regulatory requirements and management’s assessment of their adequacy and effectiveness and discusses with management and oversees actions taken by the company in response to such risks and exposures;
•reviews the company’s environmental and social sustainability strategies, goals, commitments, policies, and performance including key indicator results and trends and comparisons to industry trends and best practices;
•reviews any material noncompliance by the company with environmental, health, and safety laws and regulations;
•reviews the company’s efforts to integrate social, environmental, and economic principles, including climate change, greenhouse gas emissions management, energy, water and waste management, product and service quality, reliability, action, public perception, and company reputation with and into the company’s strategy and operations;
•reviews the company’s policies and procedures used to prepare environmental and social sustainability-related statements and disclosures, including preparation of the company’s annual sustainability report, and any communication strategy and significant public disclosures relating to environmental and social sustainability matters;
•considers and advises the compensation committee on the company’s performance with respect to incentive compensation metrics relating to safety and other sustainability matters;
•reviews any fatality, serious injury, or illness involving an employee, customer, contractor, or third-party occurring in connection with the company’s operations; and
•reviews any stockholder proposals related to environmental and social sustainability matters.

Compensation Committee	Met One Time in 2024 Following the Separation
The compensation committee met one time in 2024 following the Separation. The compensation committee consists entirely of independent directors within the meaning of the company’s corporate governance guidelines and the NYSE listing standards and who meet the definitions of non-employee directors for purposes of Rule 16-b under the Exchange Act. Current members of the compensation committee are Betty R. Wynn, chair, Michael S. Della Rocca, Dale S. Rosenthal and David M. Sparby.
The compensation committee is governed by a written charter and assists the board in fulfilling its responsibilities relating to the company’s compensation policies and programs including:
•direct responsibility for determining compensation for our Section 16 officers and for overseeing the company’s management of compensation risk in its areas of responsibility; and
•provides its recommendations of CEO compensation to the board and seek its approval of such compensation.
The compensation committee also:
•reviews and recommends any changes to director compensation policies to the board; and
•reviews and determines, or makes recommendations to the board for approval or modification of, human capital management matters related to our operations, including employee recruitment and retention matters.

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In determining the long-term equity incentive component of CEO compensation, the compensation committee may consider, among others, the company’s performance and relative stockholder return, the value of similar incentive awards given to CEOs at comparable companies and the awards given to the company’s CEO in past years.
The compensation committee uses analysis and recommendations from outside consultants, the chief executive officer, and the human resources department in making its compensation decisions. The chief executive officer, the vice president of human resources, and the chief legal officer regularly attend compensation committee meetings. The compensation committee meets in executive session as needed. The processes and procedures for consideration and determination of compensation of the named executive officers, as well as their respective roles, are discussed in the “Compensation Discussion and Analysis.”
The compensation committee has sole authority to retain compensation consultants, legal counsel, or other advisers to assist in its duties. The compensation committee is directly responsible for the appointment, compensation, and oversight of the work of such advisers.
Following the Separation, the compensation committee has retained an independent compensation consultant, Meridian Compensation Partners, LLC (Meridian) as its independent compensation consultant to conduct competitive analysis on non-employee director compensation and executive compensation going forward.
Prior to retaining an adviser, the compensation committee considered relevant factors to ensure the adviser’s independence from management. Annually the compensation committee conducts a potential conflicts of interest assessment raised by the work of any compensation consultant and how such conflicts, if any, should be addressed. The compensation committee requested and received information from Meridian to assist in its potential conflicts of interest assessment. Based on its review and analysis, the compensation committee determined in 2024 (following the Separation) that Meridian was independent from management. Meridian will not provide any services other than consultation services to the compensation committee other than executive and director compensation matters. Meridian reports directly to the compensation committee and not to management. Meridian participated in executive session with the compensation committee without members of management present. The board determines compensation for our non-employee directors based upon recommendations from the compensation committee.

Nominating and Governance Committee	Met One Time in 2024 Following the Separation
The nominating and governance committee met one time in 2024 following the Separation. The nominating and governance committee consists entirely of independent directors within the meaning of the company’s corporate governance guidelines and the NYSE listing standards. The current committee members are Edward A. Ryan, chair, Michael S. Della Rocca, Dale S. Rosenthal and Clark A. Wood.
The nominating and governance committee is governed by a written charter and provides recommendations to the board with respect to:
•board organization, membership, and function;
•committee structure and membership;
•succession planning for our executive management and directors; and
•corporate governance guidelines.
The nominating and governance committee assists the board in overseeing the management of risks in the committee’s areas of corporate responsibility.
The committee identifies individuals qualified to become directors and recommends to the board the director nominees for the next annual meeting of stockholders. The committee also identifies and recommends to the board individuals qualified to become our principal officers and the nominees for membership on each board committee. The committee oversees the evaluation of the board and management, including establishing, coordinating and reviewing the criteria and methods for such evaluation.
In identifying nominees for director, the committee consults with board members, management, search firms, consultants, organizational representatives, and other individuals likely to possess an understanding of our business and knowledge concerning suitable director candidates.
In evaluating director candidates, the committee, in accordance with our corporate governance guidelines, considers an individual’s:
•background, character, and experience, including experience relative to our company’s lines of business;
•skills and experience which complement the skills and experience of current board members;
•success in the individual’s chosen field of endeavor;

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•skill in the areas of accounting and financial management, banking, business management, human resources, marketing, operations, public affairs, law, technology, risk management, and governance;
•background in publicly traded companies, including service on other public company boards of directors;
•geographic area of residence;
•business and professional experience, skills, gender, and ethnic background, as appropriate in light of the current composition and needs of the board;
•independence, including any affiliation or relationship with other groups, organizations, or entities; and
•compliance with applicable law and applicable corporate governance, code of conduct and ethics, conflicts of interest, corporate opportunities, confidentiality, stock ownership and trading policies, and other policies and guidelines of the company.
The nominating and governance committee assesses these considerations annually in connection with the nomination of directors for election at the annual meeting of stockholders. The committee seeks a collective background of board members to provide a portfolio of experience and knowledge that serves the company’s governance and strategic needs and best perpetrates our long-term success. Directors should have demonstrated experience and knowledge that are relevant to the board’s oversight role of the company’s business. The nominating and governance committee also considers the board’s diversity in recommending nominees, including diversity of experience, expertise, ethnicity, gender, and geography. The composition of the current board and the board nominees reflects diversity in business and professional experience, skills, gender, and geography.
Additional Governance Features
Board and Committee Evaluations
Our corporate governance guidelines provide that the board, in coordination with the nominating and governance committee, will annually review and evaluate the performance and functioning of the board and its committees. For more details on our board evaluation process, see “Board Evaluations and Process for Selecting Directors” in the section entitled Board of Directors.
Executive Sessions of the Independent Directors
The non-employee directors meet in executive session at each regularly scheduled quarterly board meeting. The chair of the board presides at the executive session of the non-employee directors.
Director Resignation Upon Change of Job Responsibility
Our corporate governance guidelines require a director to tender his or her resignation after a material change in job responsibility. The nominating and governance committee will consider whether to accept or reject the tendered resignation, taking into consideration all factors deemed relevant by the members of the nominating and governance committee in accordance with the corporate governance guidelines. The nominating and governance committee will then promptly recommend to the board whether or not to accept the resignation. The director may not participate in the nominating and governance committee recommendation or board consideration of the resignation.
Majority Voting in Uncontested Director Elections
Our corporate governance guidelines require that in uncontested elections (those where the number of nominees does not exceed the number of directors to be elected), director nominees must receive the affirmative vote of a majority of the votes cast to be elected to our board. Contested director elections (those where the number of director nominees exceeds the number of directors to be elected) are governed by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.
The board has adopted a director resignation policy for incumbent directors in uncontested elections. Any proposed nominee for re-election as a director shall, before he or she is nominated to serve on the board, tender to the board his or her irrevocable resignation that will be effective, in an uncontested election of directors only, upon (i) such nominee’s receipt of a greater number of votes “against” election than votes “for” election at our annual meeting of stockholders; and (ii) acceptance of such resignation by the board.

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Overboarding Policy
Our corporate governance guidelines state that a director may not serve on the board of directors of more than three public companies in total, including Everus. Moreover, the chief executive officer and other executive officers shall not be members of more than two boards of another public company. Currently, all of our directors and executive officers are in compliance with this policy.
Board Refreshment
Recognizing the importance of board composition and refreshment for effective oversight, the nominating and governance committee will annually consider the composition and needs of the board, review potential candidates, and recommend to the board nominees for appointment or election. The nominating and governance committee and the board are committed to identifying individuals with diverse backgrounds whose skills and experiences will enable them to make meaningful contributions to shaping the company’s business strategy and priorities. To further board refreshment efforts, the nominating and governance committee engaged an independent global search firm in 2025 to assist with identifying, evaluating and recruiting a diverse pool of potential director candidates. As part of its consideration of director succession, the nominating and governance committee from time to time reviews, including when considering potential candidates, the appropriate skills and characteristics required of board members. The board considers diversity of skills, professional experience, expertise, ethnicity, gender, age, education, geography, and cultural background in evaluating board candidates for expected contributions to an effective board. Independent directors may not serve on the board beyond the next annual meeting of stockholders after attaining the age of 75 and a person who is an officer of the company serving as a director may not continue service as a director of the company beyond the first regular meeting of the board after the date the officer shall have attained the age of 65. No director may serve on the board for more than 15 years unless otherwise determined by the board. If a director reaches his or her 15-year anniversary during a term, the director is permitted to serve the remainder of that term. Given the breadth of our businesses, we believe the mandatory retirement age and term limit allow us to benefit from experienced directors, with industry expertise, company institutional knowledge and historical perspective, stability, and comfort with challenging company management, while maintaining our ability to refresh the board through the addition of new members.
Our corporate governance guidelines include our policy on consideration of director candidates recommended to us. We will consider candidates that our stockholders recommend in the same manner we consider other nominees. Stockholders who wish to recommend a director candidate may submit recommendations, along with the information set forth in the corporate governance guidelines, to the nominating and governance committee chair in care of the corporate secretary at Everus Construction Group, Inc., 1730 Burnt Boat Drive, Bismarck, ND 58503.
Stockholders who wish to nominate persons for election to our board at an annual meeting of stockholders must follow the applicable procedures set forth in our bylaws. Our bylaws are available on our website. See “Stockholder Proposals, Director Nominations, and Other Items of Business for 2026 Annual Meeting” in the section entitled “Information about the Annual Meeting” for further details.
Insider Trading Policy
The board has adopted an insider trading policy, which governs the purchase, sale and/or other dispositions of the company's securities by directors, officers, employees and other covered persons, and the company itself, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of the insider trading policy was filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K .
Prohibitions on Hedging/Pledging Company Stock
The company’s director compensation policy and its insider trading policy prohibit our directors and executives from hedging their ownership of company stock. The director compensation policy applies to all directors who are not full-time employees of the company. The insider trading policy applies to all employees and directors of the company. Under the policies, directors and executives are prohibited from engaging in transactions that allow them to own stock technically but without the full benefits and risks of such ownership, including, but not limited to, zero-cost collars, equity swaps, straddles, prepaid variable forward contracts, security futures contracts, exchange funds, forward sale contracts, and other financial transactions that allow the director or executive to benefit from the devaluation of the company’s stock.
The company policies also prohibit directors, executives, and related persons from holding company stock in a margin account, with certain exceptions, or pledging company securities as collateral for a loan. Company common stock may be held in a margin brokerage account only if the stock is explicitly excluded from any margin, pledge, or security provisions of the customer agreement. “Related person” means a director’s or executive officer’s spouse, minor child, and any person (other than a tenant or domestic employee) sharing the household of a director or executive officer as well as any entities over which a director or executive officer exercises control.

Everus Construction Group, Inc. Proxy Statement 31

CORPORATE GOVERNANCE
Proxy Access
Our bylaws allow stockholders to nominate directors for inclusion in our Proxy Statement subject to the following parameters:

Ownership Threshold:	3% of outstanding shares of our common stock
Nominating Group Size:	Up to 20 stockholders may combine to reach the 3% ownership threshold
Holding Period:	Continuously for three years
Number of Nominees:	The greater of two nominees or 20% of our board
We believe these proxy access parameters reflect a well-designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our stockholders. Stockholders who wish to nominate directors for inclusion in our Proxy Statement in accordance with proxy access must follow the procedures in our bylaws. See “Stockholder Proposals, Director Nominations, and Other Items of Business for 2026 Annual Meeting.”
Cybersecurity Oversight
The audit committee reviewed a report and received a presentation at its quarterly meeting in 2024, following the Separation, concerning cybersecurity-related issues including information security, technology risks and risk mitigation programs. All members of the board of directors received copies of the report and were present during the presentation. The company has implemented a cyber risk management program to help ensure that the company's electronic information and information systems are protected from various threats. The cyber risk management program is maintained as part of the company's overall governance, enterprise risk management program and compliance program. The vice president of technology provides management and the audit committee with analyses, appraisals, recommendations, and pertinent information concerning cyber defense of the company’s electronic information, information technology and operation technology systems.
The company has implemented a cybersecurity training and compliance program to facilitate initial and continuing education for employees who have contact or potential contact with the company’s data. External reviews are conducted to assess company information security programs and practices, including incident management, service continuity, and information security compliance programs. The company's vice president of technology, along with the director of cybersecurity and a designated security team of professionals, are responsible for assessing and managing risks as well as developing and implementing policies, procedures, and practices based on the range of threats faced by the company. There are processes around access management, data security, encryption, asset management, secure system development, security operations, network and device security to provide safeguards from a cybersecurity incident along with continual monitoring of various threat intelligence feeds. The company has an incident response plan to identify, protect, detect, respond to, and recover from cybersecurity threats and incidents that is also tested on an annual basis. The incident response plan is updated based on results of the test or as new cyber related developments occur. The vice president of technology, executive leadership which includes the chief executive officer, chief operating officer, chief financial officer, chief accounting officer, chief legal officer, and SEC financial reporting department employees, and the board of directors are notified of any material cybersecurity incidents through a defined escalation process. The defined escalation process is a risk-based process that specifies who is to be contacted and when at each risk level. The company has not had an indication of a material cybersecurity breach and has not incurred any expenses, penalties, or settlements arising from a material cybersecurity breach. The company maintains a cyber liability insurance policy providing insurance coverage within the policy limits for liability losses and business interruption events arising from a material cybersecurity breach. The audit committee receives periodic briefings concerning cybersecurity, information security, technology risks, and risk mitigation programs. Please refer to Item 1C. Cybersecurity in Part I of our 2024 Annual Report on Form 10-K for additional information regarding cybersecurity matters.
Code of Conduct
We have a code of conduct and ethics, which we refer to as the Leading With Integrity Guide. It applies to all directors, officers, and employees. The Leading With Integrity Guide defines our values, our culture, and our commitments to stakeholders while setting expectations of employee conduct for legal and ethical compliance. We also have a Vendor Code of Conduct setting forth our expectations of vendors including ethical business practices, workplace safety, environmental stewardship, and compliance with applicable laws and regulations. Our Vendor Code of Conduct is available on our company website, which is not part of this Proxy Statement and is not incorporated by reference into this Proxy Statement.
We intend to satisfy our disclosure obligations regarding amendments to, or waivers of, any provision of the code of conduct that applies to our principal executive officer, principal financial officer, and principal accounting officer, and that relates to any element of the code of ethics definition in Regulation S-K, Item 406(b), and waivers of the code of conduct for our directors or executive officers, as required by NYSE listing standards, by posting such information on our website.

32 Everus Construction Group, Inc. Proxy Statement

CORPORATE GOVERNANCE
Corporate Governance Materials
Stockholders can see our bylaws, corporate governance guidelines, board committee charters, and Leading With Integrity Guide on our website. The information on our website is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Corporate Governance Materials		Website

•	Amended and Restated Bylaws	investors.everus.com/governance/governance-documents
•	Corporate Governance Guidelines	investors.everus.com/governance/governance-documents
•	Board Committee Charters for the Audit, Compensation, and Nominating and Governance Committees	investors.everus.com/governance/governance-documents
•	Leading With Integrity Guide	everus.com/about-everus/corporate-responsibility
Related Person Transaction Disclosure
The board’s policy for the review of related person transactions is contained in our corporate governance guidelines. The policy requires the audit committee to review any proposed transaction, arrangement or relationship, or series thereof:
•in which the company was or will be a participant;
•the amount involved exceeds $120,000; and
•a related person had or will have a direct or indirect material interest.
Prior to the company entering into a related person transaction that would be required to be disclosed under the SEC rules, the audit committee will, after a reasonable prior review and consideration of the material facts and circumstances, make a determination or recommendation to the board and appropriate officers of the company with respect to the transaction as the audit committee deems appropriate. The committee will prohibit any such related person transaction if it determines it to be inconsistent with the best interests of the company and its stockholders.
Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock, and their immediate family members. Related persons are required promptly to report to our chief legal officer all proposed or existing related person transactions in which they are involved.
Except as described below, we had no related person transactions in 2024.
Separation-Related Agreements
On October 31, 2024, we entered into a separation and distribution agreement (the separation and distribution agreement) with MDU Resources, pursuant to which MDU Resources agreed to transfer its wholly owned subsidiary Everus Construction, Inc. (formerly known as MDU Construction Services Group, Inc.) to the company (the Separation) through the pro rata distribution of all of the outstanding common stock of the company to MDU Resources’ stockholders on October 31, 2024 (the Distribution). MDU Resources’ stockholders of record as of October 21, 2024 (the separation record date) received one share of company common stock for every four shares of MDU Resources common stock held as of such time, subject to the payment of cash in lieu of fractional shares of company common stock.
In connection with the Separation and the Distribution, we entered into several other Separation-related agreements with MDU Resources that govern the relationship of the parties following the Separation and the Distribution, including a transition services agreement, a tax matters agreement, and an employee matters agreement (each entered into on October 31, 2024).
Separation and Distribution Agreement
Transfer of Assets and Assumption of Liabilities
The separation and distribution agreement identified the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to each of us and MDU Resources as part of the Separation, and provided for when and how these transfers, assumptions and assignments would occur. In particular, the separation and distribution agreement provided, among other things, that:
•Certain assets (whether tangible or intangible) primarily related to, or included on the balance sheet of Everus, which are referred to as the “Everus Assets,” were retained by or transferred to Everus or one of its subsidiaries.

Everus Construction Group, Inc. Proxy Statement 33

CORPORATE GOVERNANCE
•Certain liabilities primarily related to, or included on the balance sheet of Everus, which are referred to as the “Everus Liabilities,” were retained by or transferred to Everus or one of its subsidiaries.
•All of the assets and liabilities (including whether accrued, contingent or otherwise) other than the Everus Assets and Everus Liabilities (such assets and liabilities, other than the Everus Assets and the Everus Liabilities, referred to as the “MDU Resources Assets” and “MDU Resources Liabilities,” respectively) were retained by or transferred to MDU Resources or one of its subsidiaries (other than Everus or its subsidiaries).
The Distribution
The separation and distribution agreement also governed the rights and obligations of the parties regarding the Distribution following the completion of the Separation. On the Separation Date, MDU Resources distributed to its stockholders that held shares of MDU Resources common stock as of the separation record date 100% of our issued and outstanding shares on a pro rata basis. MDU Resources stockholders received cash in lieu of any fractional shares.
Claims
In general, each party to the separation and distribution agreement assumed liability for all pending, threatened and unasserted legal matters related to its own business or its assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters.
Releases
The separation and distribution agreement provided that we and our affiliates will release and discharge MDU Resources and its affiliates from all liabilities assumed by us as part of the Separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the Separation Date relating to its business, and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the separation and distribution agreement. MDU Resources and its affiliates released and discharged us and our affiliates from all liabilities retained by MDU Resources and its affiliates as part of the Separation and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the separation and distribution agreement.
These releases did not extend to obligations or liabilities under any agreements between the parties that remained in effect following the Separation, which agreements include, but are not limited to, the separation and distribution agreement, the transition services agreement, the tax matters agreement, the employee matters agreement, and certain other agreements, including the transfer documents in connection with the Separation.
Indemnification
In the separation and distribution agreement, we agreed to indemnify, defend and hold harmless MDU Resources, each of its affiliates and each of their respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:
•The Everus Liabilities.
•The failure of Everus or any other person to pay, perform or otherwise promptly discharge any of the Everus Liabilities, in accordance with their respective terms, whether prior to, at or after the Distribution.
•Except to the extent relating to an MDU Resources Liability, any guarantee, indemnification or contribution obligation for Everus’ benefit by MDU Resources that survived the Distribution.
•Any breach by Everus of the separation and distribution agreement or any of the ancillary agreements.
•Any untrue statement or alleged untrue statement or omission or alleged omission of material fact in the registration statement or in the information statement (as amended or supplemented), in each case, that were filed with the SEC related to the Separation, other than any such statements or omissions directly relating to information regarding MDU Resources, provided to Everus by MDU Resources, for inclusion therein.
In the separation and distribution agreement, MDU Resources agreed to indemnify, defend and hold harmless Everus, each of its affiliates and each of their respective directors, officers, employees and agents from and against all liabilities relating to, arising out of or resulting from:
•The MDU Resources Liabilities.
•The failure of MDU Resources or any other person to pay, perform or otherwise promptly discharge any of the MDU Resources Liabilities, in accordance with their respective terms, whether prior to, at or after the Distribution.

34 Everus Construction Group, Inc. Proxy Statement

CORPORATE GOVERNANCE
•Except to the extent relating to an Everus Liability, any guarantee, indemnification or contribution obligation for the benefit of MDU Resources by Everus that survived the Distribution.
•Any breach by MDU Resources of the separation and distribution agreement or any of the ancillary agreements.
•Any untrue statement or alleged untrue statement or omission or alleged omission of a material fact directly relating to information regarding MDU Resources, provided to Everus by MDU Resources, for inclusion in the registration statement or in the information statement (as amended or supplemented), in each case, that were filed with the SEC related to the Separation.
The separation and distribution agreement also established procedures with respect to claims subject to indemnification and related matters.
Insurance
The separation and distribution agreement provided for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the Separation Date and sets forth procedures for the administration of insured claims and addresses certain other insurance matters.
Further Assurances
In addition to the actions specifically provided for in the separation and distribution agreement, except as otherwise set forth therein or in any ancillary agreement, both we and MDU Resources agreed in the separation and distribution agreement to use reasonable best efforts, prior to, on and after the Separation Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the separation and distribution agreement and the ancillary agreements.
Dispute Resolution
The separation and distribution agreement contained provisions that governed, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between MDU Resources and us related to the Separation or Distribution. These provisions contemplate that efforts will be made to resolve disputes, controversies and claims by elevation of the matter to executives of MDU Resources and Everus. If such efforts are not successful, either we or MDU Resources may submit the dispute, controversy or claim to nonbinding mediation and if such efforts are still not successful, to binding arbitration, subject to the provisions of the separation and distribution agreement. The parties may also commence litigation in certain circumstances described in the separation and distribution agreement.
Expenses
Except as expressly set forth in the separation and distribution agreement or in any ancillary agreement, all costs and expenses incurred in connection with the Separation and Distribution, including costs and expenses relating to legal counsel, tax and financial advisors and accounting advisory work related to the Separation and Distribution, were paid and will continue to be paid, by the party incurring such cost and expense.
Other Matters
Other matters governed by the separation and distribution agreement included approvals and notifications of transfer, termination of intercompany agreements, treatment of shared contracts, financial information certifications, access to financial and other information, confidentiality, financing arrangements and treatment of outstanding guarantees and similar credit support.
Transition Services Agreement
We and MDU Resources entered into a transition services agreement pursuant to which MDU Resources has provided and will continue to provide certain services to us and we have provided and will continue to provide certain services to MDU Resources, on an interim, transitional basis. The services include tax, legal, treasury, human resources, information technology, risk management and other general and administrative functions. The transition services agreement specifies the fees payable for these services.
The services commenced on the Separation Date and will terminate no later than 24 months following the Separation Date. The receiving party may terminate any services by giving prior written notice to the provider of such services and paying any applicable wind-down charges.
Subject to certain exceptions, the liability of MDU Resources and us under the transition services agreement for the services provided will generally be limited to the aggregate charges actually paid to such provider by the recipient in the prior 12 months (or such shorter period if 12 months have not elapsed) pursuant to the transition services agreement. The transition services agreement also provides that neither company will be liable to the recipient of such service for any lost profits, special, indirect, incidental, consequential, punitive, exemplary, remote, speculative or similar damages.

Everus Construction Group, Inc. Proxy Statement 35

CORPORATE GOVERNANCE
During 2024, following the Separation, we paid approximately $727,000 and received approximately $47,000 under the transition services agreement.
Tax Matters Agreement
We and MDU Resources entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations after the Distribution with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the Distribution and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, tax elections, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters.
The tax matters agreement also imposes certain restrictions on us and our subsidiaries (including, among others, restrictions on share issuances, business combinations, sales of assets and similar transactions) designed to preserve the tax-free status of the Distribution and certain related transactions. The tax matters agreement provides special rules that allocate tax liabilities in the event the Distribution, together with certain related transactions, is not tax-free. In general, under the tax matters agreement, each party is expected to be responsible for any taxes imposed on MDU Resources or us that arise from the failure of the Distribution, together with certain related transactions, to qualify as a transaction that is generally tax-free under Sections 355 and 368(a)(1) (D) and certain other relevant provisions of the Internal Revenue Code of 1986, as amended, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party’s respective stock, assets or business, or a breach of the relevant representations or covenants made by that party in the tax matters agreement. However, if such failure was the result of any acquisition of our shares or assets, we generally will be responsible for all taxes imposed as a result of such acquisition or breach.
Employee Matters Agreement
Everus and MDU Resources entered into an employee matters agreement to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs and other related matters. The employee matters agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company.
The employee matters agreement provides that, unless otherwise specified, MDU Resources is responsible for liabilities associated with employees who are employed by MDU Resources following the Separation and former employees whose last employment was with the MDU Resources businesses, and we are responsible for liabilities associated with employees who are employed by us following the Separation and former employees whose last employment was with our businesses.
The employee matters agreement also provides, subject to customary exceptions, that for a period of twelve months following the Separation Date neither MDU Resources nor Everus nor their respective subsidiaries will solicit for employment certain individuals who were employees of the other party or its subsidiaries as of immediately prior to the Separation Date.
The employee matters agreement also governs the terms of equity-based awards granted by MDU Resources prior to the Distribution.
Credit Agreement
On October 31, 2024 (the Closing Date), we entered into a senior secured credit agreement (the Credit Agreement), as borrower, together with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other financial institutions from time to time party thereto.
The Credit Agreement provides for (a) a senior secured first lien revolving credit facility in an initial aggregate principal amount of up to $225.0 million (the Revolving Credit Facility) and (b) a senior secured first lien term loan facility in an initial aggregate principal amount of up to $300.0 million (the Term Loan Facility). Letters of credit are available under the Credit Agreement in an aggregate amount of up to $50.0 million.
On the Closing Date, we used $290.0 million of the net proceeds of such indebtedness, including the Term Loan Facility and $40.0 million drawn under the Revolving Credit Facility, to repay $230.0 million of outstanding indebtedness with CEHI, LLC (Centennial), a wholly owned subsidiary of MDU Resources, and to pay a $60.0 million dividend to MDU Resources.

36 Everus Construction Group, Inc. Proxy Statement

COMPENSATION FOR NON-EMPLOYEE DIRECTORS

COMPENSATION FOR NON-EMPLOYEES DIRECTORS
Director Compensation for 2024
Everus’ non-employee directors are compensated for their service according to the director compensation policy. Jeffrey S. Thiede, our president and chief executive officer, serves as a director. He received no additional compensation for his service on the board during 2024.
Director compensation is reviewed annually by the compensation committee. The compensation committee’s independent compensation consultant, Meridian, provided an analysis for the company’s director compensation for 2024 following the Separation based on research of market trends in director compensation as well as a review of director compensation practices in the company’s compensation benchmarking peer group. Meridian’s report on director compensation provided ranges for average annual cash and equity compensation for the company’s peer group. After reviewing Meridian’s report, the compensation committee and board approved the following compensation for our non-employee directors:

2024 ($)
Base Cash Retainer	110,000
Additional Cash Retainers:
Non-Executive Chair	100,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	15,000
Annual Stock Grant[1] - Non-Executive Chair	175,000
Annual Stock Grant[2] - Directors (other than Non-Executive Chair)	150,000
1    The annual stock grant is a grant of shares of company common stock equal in value to $175,000.
2    The annual stock grant is a grant of shares of company common stock equal in value to $150,000.
Cash retainers are paid monthly. The annual stock grant for non-employee directors is for the director’s service provided during the calendar year. The award is granted as fully vested stock in November each year following the regularly scheduled Everus board meeting. Directors serving less than a full year receive a prorated cash retainer and annual stock grant based on the number of months served in the applicable calendar year. For 2024, Ms. Rosenthal and Messrs. Della Rocca, Ryan and Sparby received annual stock grants that included their time served on the MDU Resources board of directors prior to the Separation.
There are no meeting fees paid to the directors.

Everus Construction Group, Inc. Proxy Statement 37

COMPENSATION FOR NON-EMPLOYEE DIRECTORS
The following table outlines the compensation paid to our non-employee directors for 2024.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Total ($)
Michael S. Della Rocca[3]	18,333	62,500	80,833
Dale S. Rosenthal[4]	35,000	154,167	189,167
Edward A. Ryan[3]	20,833	150,000	170,833
David M. Sparby[3]	21,667	150,000	171,667
Clark A. Wood	18,333	25,000	43,333
Betty R. Wynn	20,833	25,000	45,833
1    Directors serving less than a full year receive prorated cash retainers based on the number of months served on the board and as a committee chair, if applicable. For 2024, each director received two months of their applicable annual cash retainers. Upon the Separation, Ms. Rosenthal was appointed the non-executive chair of the board, David M. Sparby was appointed audit committee chair, Betty R. Wynn was appointed compensation committee chair and Edward A. Ryan was appointed the nominating and governance committee chair, and their additional prorated cash retainers are reflected as such. In addition, Ms. Rosenthal and Messrs. Della Rocca, Ryan and Sparby were previous board members of MDU Resources prior to the Separation. However, the cash retainers received for that time period were paid by MDU Resources, and thus, are not shown in the table above.
2    Directors receive an annual stock award with a value of $150,000, except the non-executive chair who receives a stock award with a value of $175,000, under the Everus director compensation plan. Directors serving less than a full year receive a prorated annual stock grant based on the number of months served. Ms. Rosenthal and Messrs. Della Rocca, Ryan and Sparby received annual stock grants that included their time served on the MDU Resources board of directors prior to the Separation. All stock awards are measured in accordance with generally accepted accounting principles for stock-based compensation in Accounting Standards Codification Topic 718. The number of shares of our common stock awarded to each director is determined by dividing the annual stock grant value by the closing stock price of our common stock on the grant date, which was $63.91 on November 25, 2024 for the 2024 annual stock grants. The amount paid in cash for fractional shares is included in the amount reported in the stock awards column to this table.
3    Messrs. Della Rocca, Ryan and Sparby received stock grant amounts based on the number of months served on the boards of both MDU Resources and Everus.
4    Ms. Rosenthal received a prorated stock grant amount based on the positions and number of months served on the boards of both MDU Resources and Everus. Ms. Rosenthal was appointed the non-executive chair of the board upon the Separation.
Deferral of Compensation
Directors may defer all or any portion of the annual cash retainer and any other cash compensation paid for service as a director pursuant to the deferred compensation plan for directors. Deferred amounts are held as phantom stock with dividend accruals and are paid out in cash over a five-year period after the director leaves the board.
Diversion of Compensation
By written election, a director may reduce his or her annual cash retainers and have that amount instead delivered in the form of additional shares of our common stock under the long-term performance-based incentive plan (LTIP). The annual election shall specify the percentage of the annual cash retainers to be applied toward the purchase of additional shares of our common stock and must be received by the company by the last business day of the year prior to the year in which the election is to be effective.
Stock Ownership Policy
Our director stock ownership policy contained in our corporate governance guidelines requires each director to beneficially own our common stock equal in value to five times the director’s annual cash base retainer. Shares held directly by the director are considered in ownership calculations as well as other beneficial ownership of our common stock by a spouse or other immediate family member residing in the director’s household. A director is allowed five years commencing January 1 of the year following the year of the director’s initial election to the board to meet the requirements. The level of common stock ownership is monitored with an annual report made to the compensation committee of the board. All directors are in compliance with the stock ownership policy or are within the first five years of their election to the board. For further details on our directors’ stock ownership, see the section entitled “Security Ownership.”

38 Everus Construction Group, Inc. Proxy Statement

SECURITY OWNERSHIP

SECURITY OWNERSHIP
Stock Ownership of Directors and Executive Officers
The following table sets forth information concerning the beneficial ownership of Everus common stock by (i) each director and nominee, (ii) each named executive officer and (iii) all directors and executive officers as a group, based on information available as of March 21, 2025. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting and settlement of outstanding equity awards, if any, within 60 days after March 21, 2025. Except as otherwise indicated, each person has the sole power to vote and dispose of the shares he or she beneficially owns.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock issuable upon the vesting and settlement of outstanding awards, if any, held by that person within 60 days of March 21, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The address of each person shown in the table below is c/o Everus Construction Group, Inc., 1730 Burnt Boat Drive, Bismarck, North Dakota 58503, Attention: Corporate Secretary.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class[1]
Michael S. Della Rocca	2,027	*
Dale S. Rosenthal	6,536	*
Edward A. Ryan	14,928	*
David M. Sparby	13,657	*
Clark A. Wood	391	*
Betty R. Wynn	391	*
Jeffrey S. Thiede	47,932	*
Maximillian J Marcy	1,300	*
Thomas D. Nosbusch	11,691	*
Paul R. Sanderson	—	*
Jon B. Hunke	6,271	*
Directors and executive officers as a group (13 persons)	107,229	*
*    Less than one percent.
1    Based on 50,999,228 shares of common stock outstanding as of March 21, 2025.
Greater Than 5% Beneficial Owners
Based solely on filings with the SEC as of March 21, 2025, the table below shows information regarding the beneficial ownership of more than 5% of the outstanding shares of our common stock as of March 21, 2025, except to the extent indicated otherwise in the footnote.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class[3]
Common Stock	BlackRock, Inc.	6,093,167	[1]	11.9%
	50 Hudson Yards
	New York, NY 10001
Common Stock	The Vanguard Group	5,614,192	[2]	11.0%
	100 Vanguard Blvd.
	Malvern, PA 19355
1    Based on the Schedule 13G/A filed with the SEC on December 6, 2024 by BlackRock, Inc. and certain subsidiaries (BlackRock), with respect to beneficial ownership of Everus common stock as of November 30, 2024. BlackRock reported sole voting power over 5,958,760 shares of Everus common stock and sole dispositive power over 6,093,167 shares of Everus common stock. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
2    Based on the Schedule 13G/A filed with the SEC on December 6, 2024 by The Vanguard Group (Vanguard), with respect to beneficial ownership of Everus common stock as of November 30, 2024. Vanguard reported sole dispositive power over 5,546,238 shares of Everus common stock, shared dispositive power over 67,954 of Everus common stock and shared voting power with respect to 17,113 of Everus common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
3    Based on 50,999,228 shares of common stock outstanding as of March 21, 2025.

Everus Construction Group, Inc. Proxy Statement 39

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION
ITEM 2. ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and Rule 14a-21(a), we are asking our stockholders to indicate, on an advisory basis, whether future advisory votes to approve the compensation paid to our named executive officers should be held every year, every two years, or every three years. This proposal is also known as a “say-on-frequency” proposal.
Our board has determined that our stockholders should have the opportunity to vote on the compensation of our named executive officers every year. The board believes that giving our stockholders the right to cast an advisory vote every year on the compensation of our named executive officers is a good corporate governance practice and is in the best interests of our stockholders. Annual advisory votes provide the highest level of accountability and direct communication with our stockholders.
The board has discussed and carefully considered the alternatives regarding the frequency of future advisory votes to approve the compensation paid to our named executive officers in an effort to determine the approach that would best serve the company and its stockholders. Our board has considered several factors supporting an annual vote, including:
•An annual say-on-pay vote provides us with immediate and direct input from our stockholders on our compensation principles and practices as disclosed in the proxy statement every year.
•An annual say-on-pay vote provides frequent feedback from our stockholders, which is consistent with our efforts to seek input from our stockholders regarding corporate governance and our compensation philosophy.
•The lack of an annual say-on-pay vote might make it more difficult for us to understand the outcome of a stockholder vote as to whether the stockholder vote pertains to the compensation disclosed in the current year proxy statement or pay practices over the previous year or two years. As a result, a frequency other than annual might make it more difficult for the board to understand and respond appropriately to the message being communicated by our stockholders.
By voting on this Item 2, stockholders are not approving or disapproving the board’s recommendation, but rather are indicating whether they prefer an advisory vote on named executive officer compensation be held every year, every two years, or every three years. Stockholders may also abstain from voting.
As this is an advisory vote, the results will not be binding on the company, the board, or the compensation committee and will not require us to take any action. The final decision on the “say-on-frequency” for the compensation paid to our named executive officers remains with the compensation committee and the board, although the board and compensation committee will consider the outcome of this vote when making future compensation decisions. In accordance with Section 14A of the Exchange Act, the next “say-on-frequency” vote will be held no later than the annual meeting of stockholders in 2031.

The board of directors recommends that an advisory vote on the compensation paid to our named executive officers be held every year.
The frequency of every year, every two years, or every three years that receives the most votes of our common stock present online or represented by proxy at the annual meeting and entitled to vote on the proposal will be the frequency for the advisory vote on executive compensation that has been recommended by our stockholders. Abstentions will not count as votes for or against any frequency. Broker non-vote shares are not entitled to vote on this proposal and, therefore, are not counted in the vote.

40 Everus Construction Group, Inc. Proxy Statement

EXECUTIVE COMPENSATION
ITEM 3. ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and Rule 14a-21(a), we are asking our stockholders to approve, in an advisory vote, the compensation of our named executive officers, most of which was determined by MDU Resources prior to the Separation, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. As discussed in the Compensation Discussion and Analysis, the compensation committee and board believe the current executive compensation program directly links compensation of the named executive officers to our financial performance and aligns the interests of the named executive officers with those of our stockholders. The compensation committee and board also believe the executive compensation program provides the named executive officers with a balanced compensation package that includes an appropriate base salary along with competitive annual cash incentive and long-term equity incentive compensation targets. These incentive programs are designed to reward the named executive officers on both an annual and long-term basis if they attain specified goals.
Our overall compensation program and philosophy is built on a foundation of these guiding principles:
•we review competitive compensation data for the named executive officers, to the extent available, and incorporate internal equity in the final determination of target compensation levels;
•we align executive compensation and performance by using annual performance incentives based on criteria that are important to stockholder value, including financial and operational performance measures, as well as other company strategic initiatives; and
•we align executive compensation with the interests of our stockholders by awarding the largest component of executive compensation in the form of stock awards where the value of the award is tied to the performance of our stock.
We are asking our stockholders to indicate their approval of our named executive officer compensation as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables, and narrative discussion. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers for 2024. Our board has determined to hold this advisory vote every year. Accordingly, unless the board determines otherwise, including as a result of votes cast in connection with Item 2 in this Proxy Statement, the next advisory vote to approve the compensation of our named executive officers will be held at our 2026 annual meeting of stockholders. Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion of this Proxy Statement, is hereby approved.”
As this is an advisory vote, the results will not be binding on the company, the board, or the compensation committee and will not require us to take any action. The final decision on the compensation of the named executive officers remains with the compensation committee and the board, although the board and compensation committee will consider the outcome of this vote when making future compensation decisions.

The board of directors recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers, as disclosed in this Proxy Statement.
Approval of the compensation of the named executive officers requires the affirmative vote of a majority of the shares of common stock present online or represented by proxy at the annual meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal. Broker non-vote shares are not entitled to vote on this proposal and, therefore, are not counted in the vote.

Everus Construction Group, Inc. Proxy Statement 41

EXECUTIVE COMPENSATION
INFORMATION CONCERNING EXECUTIVE OFFICERS
Information concerning our current executive officers, including their ages as of December 31, 2024, present corporate positions, and business experience, is as follows:

Name	Age	Present Corporate Position and Business Experience
Jeffrey S. Thiede	62	For information about Mr. Thiede, see the section entitled “Item 1. Election of Directors”.
Maximillian J Marcy	44
Mr. Marcy was appointed vice president, chief financial officer and treasurer of the company effective November 1, 2024. Mr. Marcy was named vice president, chief financial officer and treasurer of Everus Construction on August 12, 2024. Prior to Everus Construction, he was vice president II and business unit chief financial officer of the Engineering Adhesives Segment at H.B. Fuller Company (H.B. Fuller), a publicly traded multinational adhesives manufacturing company, from March 2024 to August 2024. Prior to that, Mr. Marcy served as the vice president, corporate finance – financial planning and analysis from September 2021 to March 2024, senior director corporate treasurer from November 2020 to September 2021, and director, assistant treasurer from June 2018 to November 2020. Mr. Marcy held other management and leadership roles at H.B. Fuller including director, investor relations and international finance; and senior manager, treasury and investor relations.

Thomas D. Nosbusch	51
Mr. Nosbusch was appointed executive vice president and chief operating officer of the company effective November 1, 2024. Prior to that, Mr. Nosbusch served as executive vice president of Everus Construction, from January 2022 until the Separation Date and has 25 years of experience with MDU Resources and Everus Construction companies. Prior to his promotion to executive vice president, Mr. Nosbusch served as vice president-business development and operations support from January 2012 to January 2022. Mr. Nosbusch served as vice president-business development and support services and numerous other management positions prior to that. He began his career as a customer service engineer for Montana-Dakota Utilities, Co., a subsidiary of MDU Resources, and transitioned to working as a business development manager for both Montana-Dakota Utilities, Co. and Everus Construction.

Paul R. Sanderson	50
Mr. Sanderson was appointed vice president, chief legal officer and corporate secretary of the company effective November 1, 2024. Prior to that, Mr. Sanderson was chief legal officer and corporate secretary of the company effective February 28, 2024. Prior to that, he was vice president, chief legal officer and secretary of MDU Resources, from June 1, 2023 until October 6, 2024. Prior to his role at MDU Resources, Mr. Sanderson was a partner in Evenson Sanderson PC, a private law firm from February 2014 to June 2023 and a partner with Zuger Kirmis & Smith, a private law firm, from August 2002 to February 2014.

Jon B. Hunke	50
Mr. Hunke was elected vice president and chief accounting officer of the company effective November 1, 2024. Prior to that, Mr. Hunke served as vice president of accounting and enterprise information technology and treasurer for Everus Construction from January 2018 until the Separation Date. Prior to that, Mr. Hunke served as treasurer and controller of Everus Construction from 2014 to 2018. Mr. Hunke has over 20 years of experience with Everus companies serving in numerous other positions of increasing seniority.

Britney A. Hendricks	39
Ms. Hendricks was appointed vice president of human resources of the company effective November 1, 2024. Prior to that, Ms. Hendricks was director of human resources for Everus Construction from December 2020 until the Separation Date. She previously worked in human resources at MDU Resources from August 2019 to December 2020. Prior to her role as MDU Resources, Ms. Hendricks held several human resources positions from June 2005 to August 2019, including her role as regional vice president and vice president of human resources at Western Cooperative Credit Union, a federally insured state chartered credit union.

Jason A. Behring	46
Mr. Behring was appointed vice president of technology of the company effective November 1, 2024. Prior to that, Mr. Behring served as director of enterprise information technology of Everus Construction from June 2018 until the Separation Date. Mr. Behring also previously served as information technology manager of OEG, Inc., an Everus subsidiary, from 2006 to June 2018 and numerous other information technology positions prior to that.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis describes how our named executive officers were compensated for 2024, prior to and after the Separation, and how their 2024 compensation aligns with our pay-for-performance philosophy. It also describes the rationale and processes used to determine the 2024 compensation of our named executive officers including the objectives and specific elements of our compensation program. Please see “Regarding the Separation” section below for more information relating to the Separation and how compensation was determined prior to and after the Separation.
The Compensation Discussion and Analysis contains statements regarding corporate performance targets and goals. The targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Our Named Executive Officers for 2024 were:

Jeffrey S. Thiede	President and Chief Executive Officer (CEO)
Maximillian J Marcy	Vice President, Chief Financial Officer (CFO) and Treasurer
Thomas D. Nosbusch	Executive Vice President and Chief Operating Officer (COO)
Paul R. Sanderson	Vice President, Chief Legal Officer (CLO) and Corporate Secretary
Jon B. Hunke	Vice President and Chief Accounting Officer (CAO)
Regarding the Separation
Overview
Prior to the Separation on October 31, 2024 (the Separation Date), we were a wholly owned subsidiary of MDU Resources. We operated as Everus Construction, Inc. (Everus Construction), the construction services segment of MDU Resources. Through October 2024, our named executive officers served in various roles for MDU Resources and its subsidiaries, including us, and executive compensation decisions were determined by the compensation committee (the MDU Resources compensation committee) of the board of directors of MDU Resources (the MDU Resources board) or MDU Resources management, as applicable. Financial and general information presented for periods prior to the Separation reflects the historical compensation philosophy, strategy and program designed by MDU Resources and approved by the MDU Resources compensation committee, as well as the consideration of such factors as the MDU Resources compensation committee or management of MDU Resources determined were appropriate.
Upon the effectiveness of the Separation, the compensation of the CEO, COO, CLO and CAO was adjusted pursuant to the respective offer letters that such individuals entered into with Everus and to account for their new roles as executive officers of Everus. However, the CFO’s compensation remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. In addition, and in connection with the Separation, any outstanding MDU Resources equity awards held by the named executive officers were converted into Everus equity awards, as described below.
Following the Separation, our named executive officers will not receive compensation from MDU Resources or participate in MDU Resources compensation programs except for certain MDU Resources benefit plans, including the original MDU Resources deferred compensation plan and the MDU Resources pension plan. However, any amounts payable in the future under these plans will be paid by MDU Resources. For further details regarding MDU Resources benefit plans, refer to the section titled “Other Benefits” within this Compensation Discussion and Analysis.
All decisions with respect to the compensation of our named executive officers following the Separation have been, and will be made, by our compensation committee or our board, as applicable.
While this section of our Proxy Statement describes the 2024 compensation program, we have also previewed executive compensation design changes that have been approved for 2025, which will be our first full compensation cycle as an independent publicly traded company. The changes will help promote and signify our pay-for-performance philosophy and are aligned with the interests of our company and our stockholders.

Everus Construction Group, Inc. Proxy Statement 43

EXECUTIVE COMPENSATION
Timeline of 2024 Executive Compensation
Due to the Separation on October 31, 2024, named executive officer compensation changed during 2024.
Between January 1, 2024 and October 31, 2024: Named executive officer compensation was determined by the MDU Resources compensation committee, MDU Resources board and MDU Resources management, as applicable, including the 2024 MDU Resources equity awards which were approved by the MDU Resources compensation committee and MDU Resources board.
November 1, 2024:
•Offer letters: named executive officer compensation for the CEO, COO, CLO and CAO was set pursuant to the offer letters entered into in connection with the Separation and provided for, among other things, applicable changes in title, base salary and annual cash incentive target compensation. However, the CFO’s compensation remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. The offer letters also provided changes in long-term equity-based incentive awards that would be granted in 2025.
•Treatment of outstanding restricted stock units: upon the effectiveness of the Separation, each award of MDU Resources restricted stock units held by a named executive officer was converted into an award of restricted stock units with respect to Everus common stock and the number of shares subject to each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original MDU Resources award as measured immediately before and immediately after the Separation, subject to rounding. See the “2024 Long-Term Incentives” section within this Compensation Discussion and Analysis for further details on the conversion of the named executive officers’ equity awards.
Between November 1, 2024 and December 31, 2024: Following the Separation, the compensation committee approved and ratified the executive compensation of the named executive officers. As a result, no changes were made to the 2024 named executive officer compensation determined by the MDU Resources compensation committee and MDU Resources board.
Executive Summary
2024 Financial Performance

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EXECUTIVE COMPENSATION
1     EBITDA is a non-GAAP financial measure. For a definition and reconciliation of EBITDA to the most directly comparable GAAP measure, please see “Appendix A” of this Proxy Statement.
The consistent strategic execution across our 4 EVER Strategy—Employees, Value, Execution and Relationships underpins our ability to realize strong organic growth and cash flow generation.
Pay for Performance
To ensure the interests of our named executive officers are aligned with those of our stockholders and the performance of our company, the majority of our named executive officers’ compensation is dependent on the achievement of company performance targets and long-term incentives. For 2024, the MDU Resources compensation committee, with approval by the MDU Resources board, continued with certain temporary modifications to its executive compensation program, including the exclusive use of time-vesting restricted stock units to promote retention of executives and due to the challenge of setting three-year financial performance goals during a period of transformational change, which, in addition to the Separation in 2024, included the separation of Knife River Corporation (Knife River), MDU Resources’ former construction materials and contracting subsidiary, in 2023.
As a result, the MDU Resources compensation committee, the MDU Resources board and MDU Resources management focused their 2024 compensation decisions on ensuring the interests of MDU Resources’ named executive officers and our named executive officers were aligned with those of stockholders and the performance of each respective company. Executive compensation combined a reliable base salary with an annual cash incentive based on the achievement of each respective company’s performance and a long-term equity-based incentive to further align the respective named executive officer’s interests with those of stockholders.
Following the Separation, the compensation committee has implemented its own compensation philosophies, practices, strategies and program with respect to executive compensation.
Total 2024 target pay mix for our named executive officers consisted of pre-Separation compensation from January 2024 through October 2024 combined with post-Separation compensation from November 2024 through December 2024 pursuant to their respective offer letters.
Over 70% of our chief executive officer’s target compensation and approximately 53% on average of our other named executive officers’ target compensation was at-risk. For 2024, our chief financial officer did not receive a long-term equity incentive grant due to joining the company in August 2024. Thus, his target long-term equity incentive was 0%, which lowered the on average percentage of at-risk target compensation for the other named executive officers. Excluding our chief financial officer, the average target pay mix chart for our other named executive officers would be as follows: base salary - 44.6%, annual cash incentive - 24.0% and long-term equity incentive - 31.4%, equating to approximately 55% on average of our other named executive officers’ target compensation being at-risk. However, for 2025, it is expected that a significant portion of our chief financial officer’s target compensation will be at-risk.

Everus Construction Group, Inc. Proxy Statement 45

EXECUTIVE COMPENSATION
For a preview of our 2025 compensation program and the associated target pay mix, see “2025 Target Total Compensation Preview” within this Compensation Discussion and Analysis section. The compensation committee has implemented a more traditional incentive compensation program in 2025 that has a mix of performance share awards and time-vesting restricted stock units for long-term equity award opportunities.
Annual Base Salary
We provide our named executive officers with base salary at a sufficient level to attract and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities. Consistent with our compensation philosophy of linking pay to performance, our named executive officers receive a relatively smaller percentage of their overall target compensation in the form of base salary. In establishing base salaries, the compensation committee considers each named executive officer’s individual performance, the scope and complexities of their responsibilities, internal equity, and whether the base salary is competitive as measured against the base salaries of similarly situated executives in our compensation peer group and market compensation data.
Prior to the Separation, the MDU Resources compensation committee determined the base salaries for the CEO and the CLO, since they both served as executive officers of MDU Resources, as the president and CEO of Everus Construction and the vice president, chief legal officer and secretary of MDU Resources, respectively, and the CFO, which was based on the offer letter entered into in connection with the Separation. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. However, base salaries for the COO and CAO were approved by the MDU Resources CEO at the recommendation of the Everus Construction CEO due to being officers of Everus Construction prior to the Separation.
Upon the Separation, base salaries for CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus, effective upon the Separation, and to account for their new roles as executive officers of Everus. However, the CFO’s base salary remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers.
The MDU Resources compensation committee determined post-Separation base salaries by receiving and considering company and individual performance, market and peer data, responsibilities, experience, tenure in position, internal equity, and input and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO. Following the Separation, the compensation committee completed an extensive review and approved the base salaries set forth in the offer letters that, in most cases, became effective upon the Separation.
After the Separation and going forward, the compensation committee will review the base salaries of our named executive officers on an annual basis to ensure they remain competitive for an independent public company and are in line with our compensation peer group and market compensation data. Refer to the “Compensation Decision Process for 2024” section within this Compensation Discussion and Analysis for further details on the timeline and approval of the respective offer letters.

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EXECUTIVE COMPENSATION
Annual Cash Incentive Awards
We offer annual cash incentive award opportunities for our named executive officers that link pay to performance by rewarding achievement of financial and strategic performance measures, which is designed to ensure that our named executive officers are focused and accountable for our success and profitability.
Prior to the Separation, the MDU Resources compensation committee approved a competitive target annual cash incentive award for the CEO, CFO and CLO based on a percentage of the named executive officer’s base salary. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. However, the MDU Resources CEO approved a target annual cash incentive award for the COO and the CAO at the recommendation of the Everus Construction CEO based on a percentage of the named executive officer’s base salary.
Upon the Separation, the target annual cash incentive awards for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus, effective upon the Separation, and to account for their new roles as executive officers of Everus. However, the CFO’s target annual cash incentive award remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. Post-Separation target annual cash incentive awards were determined by the MDU Resources compensation committee using similar input, analysis and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO as mentioned above for post-Separation base salary determinations.
The total annual cash incentive award opportunities for the CEO and the CLO were tied to achievement of multiple MDU Resources and Everus financial and strategic performance measures, prorated for time served in each position, since the CEO served as an executive officer of MDU Resources until the Separation, and the CLO served as an executive officer of MDU Resources until October 6, 2024 and transferred to Everus on October 7, 2024.
In contrast, the total annual cash incentive award opportunities for the CFO, the COO and the CAO were tied solely to a single Everus financial performance measure, since such individuals were solely in positions at Everus Construction or Everus during 2024.
After the Separation, the compensation committee completed an extensive review of the annual cash incentive award program and approved the Everus financial performance measures applicable to each named executive officer as well as the threshold, target and maximum award opportunity levels set forth in the offer letters that, in most cases, became effective upon the Separation.
The actual annual cash incentive realized was determined by multiplying the target award by the payout percentage associated with the achievement of the named executive officer’s applicable performance measures, subject to proration for time served in each position, as described below. The applicable annual cash incentive award performance measures selected by the MDU Resources compensation committee and MDU Resources board, and subsequently approved by the compensation committee following the Separation for each named executive officer were:
•CEO: EBITDA, as adjusted (as defined below) and Everus spinoff (as defined below);
•CFO: EBITDA, as adjusted;
•COO: EBITDA, as adjusted;
•CLO: Combined MDU Resources Business Segment Earnings, as adjusted (as defined below), EBITDA, as adjusted and Everus spinoff; and
•CAO: EBITDA, as adjusted.
As described in more detail below, the annual cash incentive award performance periods, weightings and payouts were divided and prorated based on the distinct performance periods utilized in 2024, due to the Separation and time served in each position held.
These performance measures were approved by the compensation committee following the Separation as the compensation committee determined that the performance measures for the company’s named executive officers previously selected and approved by the MDU Resources compensation committee were still appropriate for 2024 following the Separation.
The MDU Resources compensation committee and the compensation committee also each approved an environmental, social and governance (ESG) modifier as part of the 2024 annual cash incentive award program for the CEO and the CLO with the opportunity to add or deduct up to 5% of their target annual cash incentive award based on the achievement of ESG initiatives determined by the MDU Resources compensation committee or the compensation committee, as applicable, in each case, subject to proration for 2024 due to the Separation, as described in more detail below.

Everus Construction Group, Inc. Proxy Statement 47

EXECUTIVE COMPENSATION
See the “2024 Annual Cash Incentives” section within this Compensation Discussion and Analysis for further details on our company’s annual cash incentive program.
Long-Term Equity Incentive Awards
In February 2024, due to the then-pending Separation and the challenge in selecting performance measures that would be measurable over the full vesting period, the MDU Resources compensation committee, with approval by the MDU Resources board, approved MDU Resources grants comprised solely of MDU Resources time-vesting restricted stock units that were eligible to vest into MDU Resources common stock, plus dividend equivalents, on December 31, 2026.
In connection with the Separation, the MDU Resources time-vesting restricted stock units were converted into time-vesting restricted stock units with respect to Everus common stock and the number of shares subject to each such award was adjusted in a manner intended to preserve the aggregate intrinsic value of the original MDU Resources award as measured immediately before and immediately after the Separation, subject to rounding. The restricted stock units serve to enhance the alignment between the named executive officers’ interests with those of our stockholders and enhance retention of executive talent. The restricted stock units will vest on December 31, 2026 as long as the named executive officer remains continuously employed with the company.
The MDU Resources compensation committee did not award performance shares for the 2024-2026 performance period in February 2024 due, in part to, the then-pending Separation. For 2024, the MDU Resources compensation committee, with approval by the MDU Resources board, continued with certain temporary modifications to its executive compensation program, including the exclusive use of time-vesting restricted stock units to promote retention of executives and due to the challenge of setting three-year financial performance goals during a period of transformational change, which, in addition to the Separation in 2024, included the separation of Knife River in 2023.
See the “2024 Long-Term Incentives” section within this Compensation Discussion and Analysis for further details on the company’s long-term incentive program.
Stockholder Advisory Vote (“Say-on-Pay”)
The compensation committee will consider stockholder input, including the votes cast on the say-on-pay proposal, regarding the compensation of our named executive officers. The first say-on-pay vote will be held at the annual meeting.
Compensation Practices and Policies
Prior to the Separation, MDU Resources compensation practices and policies were designed to ensure alignment between its executives and the interests of stockholders as well as effective compensation governance.
Following the Separation, we implemented similar compensation practices and policies, as summarized below.

What We Do
☑
At-Risk Compensation - In 2024, the annual cash incentive was tied to certain financial and strategic performance measures intended to reward the applicable named executive officer for the accomplishment of these goals. With respect to the long-term equity incentive award, for 2024, due to the Separation, the long-term equity incentive award consisted solely of time-vesting restricted stock units that may be earned based on continued service of the applicable named executive officer at the end of the three-year period. In February 2025, the compensation committee granted a combination of performance share awards and time-vesting restricted stock units and intends to continue such practices going forward, as discussed in “2025 Target Total Compensation Preview.”

☑	Independent Compensation Committee - All members of the compensation committee meet the independence standards under the NYSE listing standards and the SEC rules.
☑	Independent Compensation Consultant - The compensation committee retains an independent compensation consultant to evaluate executive compensation plans and practices.
☑
Competitive Compensation - Executive compensation reflects executive performance, experience, relative value compared to other positions within the company, relationship to competitive market value compensation, corporate and business segment economic environment, and the actual performance of the overall company and the business segments against pre-defined goals.

☑
Annual Cash Incentive - Achievement and payout of annual cash incentive awards are based on overall pre-established annual financial and operational performance measures, including EBITDA, as adjusted for specific situations, and for certain executives, other strategic objectives.

☑	Balanced Mix of Pay Components - The target compensation mix represents a balance of annual cash and long-term equity-based compensation.

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EXECUTIVE COMPENSATION

What We Do
☑
Mix of Financial and Strategic Goals - In 2024, for certain named executive officers, use of a mixture of financial and strategic goals to measure performance prevented overemphasis on a single metric. In February 2025, the use of operational goals were added as additional options to measure performance to prevent overemphasis on a single metric, as discussed in “2025 Target Total Compensation Preview.”

☑
Environmental, Social and Governance (ESG) Modifier - The 2024 annual cash incentive for certain named executive officers included an ESG modifier aimed at furthering both MDU Resources’ and Everus’ ESG initiatives. The ESG modifier increased or decreased the annual cash incentive by up to 5% based on the respective company’s progress on ESG initiatives. The ESG performance modifier was discontinued by the compensation committee following the 2024 performance period and will no longer be applicable to any of the named executive officers.

☑	Annual Compensation Risk Analysis - Risks related to our compensation programs are regularly analyzed through an annual compensation risk assessment.
☑
Stock Ownership and Retention Requirements - Executive officers are required to own, within five years of appointment or promotion, company common stock equal to a multiple of their base salary. The CEO is required to own stock equal to five times his or her base salary. The CFO, COO and CLO are required to own stock equal to three times their base salary and the CAO is required to own stock equal to two times his or her base salary. Net shares received from long-term equity incentive awards must also be held until share ownership requirements are met.

☑
Clawback Policy - Our incentive compensation recovery policy provides for the recovery of certain incentive-based compensation in the event of an accounting restatement. The recoverable amount is the amount of incentive-based compensation which exceeded the amount the executive officer would have received if it had been determined based on the restated financial reporting measure.

What We Do Not Do
☒	Stock Options - The company does not use stock options as a form of incentive compensation.
☒	Perquisites - Executives do not receive perquisites that materially differ from those available to employees in general.
☒	Hedge Stock - Executives are not allowed to hedge company securities.
☒	Pledge Stock - Executives are not allowed to pledge company securities in margin accounts or as collateral for loans.
☒	No Dividends or Dividend Equivalents on Unvested Shares - We do not provide for payment of dividends or dividend equivalents on unvested share awards.
2024 Compensation Framework
Compensation Committee Responsibilities and Objectives
Prior to the Separation, the MDU Resources compensation committee was responsible for designing and approving the executive compensation program and setting compensation opportunities for the CEO and the CLO, since they both served as executive officers of MDU Resources, as the president and CEO of Everus Construction and the vice president, chief legal officer and secretary of MDU Resources, respectively, and the CFO, which was based on the offer letter entered into in connection with the Separation. Executive compensation opportunities for the COO and the CAO were approved by the MDU Resources CEO at the recommendation of the Everus Construction CEO due to being officers of Everus Construction prior to the Separation.
Following the Separation, the compensation committee is responsible for designing and approving our executive compensation program and setting compensation opportunities for our named executive officers. The objectives of our executive compensation program for executive officers are to:
•recruit, motivate, reward, and retain high performing executive talent required to create superior stockholder value;
•reward executives for short-term performance as well as for growth in enterprise value over the long-term;
•ensure effective utilization and development of talent by working in concert with other management processes including performance appraisal, succession planning, and management development;
•help ensure that compensation programs do not encourage or reward excessive or imprudent risk taking; and
•provide a competitive package relative to industry-specific and general industry comparisons and internal equity, as appropriate.
The above executive compensation objectives are directly linked to our business strategy to help ensure officers are focused on elements that drive our business success and create stockholder value.

Everus Construction Group, Inc. Proxy Statement 49

EXECUTIVE COMPENSATION
Compensation Decision Process for 2024
The key activities and decisions regarding 2024 compensation for our named executive officers made by both the MDU Resources compensation committee and the compensation committee included:

Meeting	Compensation Decisions
August 2023 MDU Resources Compensation Committee Meeting	Receive market analysis report on MDU Resources executive compensation prepared by Meridian Approve 2024 MDU Resources salary grade structure
November 2023 MDU Resources Compensation Committee Meeting	Approve MDU Resources base salary and target incentive compensation for 2024
February 2024 MDU Resources Compensation Committee Meeting	Approve 2024 MDU Resources Executive Incentive Compensation Plan (MDU Resources EICP) performance measures Approve grants of MDU Resources 2024-2026 time-vesting restricted stock units
May 2024 MDU Resources Compensation Committee Meeting	Approve Everus salary grade structure, target annual cash incentive compensation and target long-term equity incentive compensation for offer letters, subject to the completion of the Separation.
July 2024 MDU Resources Compensation Committee Meeting	Approve offer letters for Everus executives, subject to the completion of the Separation
August 2024 MDU Resources Compensation Committee Meeting	Approve updated offer letter for Everus COO, subject to the completion of the Separation.
October 2024 MDU Resources Compensation Committee Meeting	Approve conversion of outstanding MDU Resources time-vesting restricted stock units to Everus time-vesting restricted stock units, pursuant to the Separation-related agreements.
November 2024 MDU Resources Compensation Committee Meeting	Approve 2024 annual cash incentive results tied to MDU Resources performance measures prior to Separation for the CLO.
November 2024 Compensation Committee Meeting
Re-affirm previous approval by MDU Resources compensation committee of post-Separation base salary and annual cash incentive performance measures, targets and payout opportunities.
Re-affirm previous approval by MDU Resources compensation committee of 2024 long-term incentive awards.

February 2025 Compensation Committee Meeting	Approve results and payouts of 2024 annual cash incentives. Approve issuance of common stock for the 2022-2024 time-vesting restricted stock units and payment of dividend equivalents.
Components of Compensation
Following the Separation, our newly implemented executive compensation program is designed to drive sustained long-term profitability and create stockholder value. The components of our named executive officers’ compensation were selected to promote financial and operational results as well as enhance the alignment between the named executive officers’ interests with those of our stockholders. Pay components and key performance measures are considered critical measures of a successful company by the compensation committee and help achieve company performance and long-term value creation.
The components of our 2024 named executive officer compensation included:

Component	Purpose	How Determined	How it Links to Performance
Annual Base Salary[1]	Provides sufficient, regularly paid income to attract and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities.
Prior to the Separation, the MDU Resources compensation committee determined the base salaries of the CEO, CFO and CLO based on input and analysis from its independent compensation consultant and the MDU Resources CEO. However, base salaries for the COO and CAO were approved by the MDU Resources CEO at the recommendation of the Everus Construction CEO. Upon the Separation, base salaries for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus, effective upon the Separation, and to account for their new roles as executive officers of Everus. However, the CFO’s base salary remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers.
Base salary is a means to attract and retain talented executives capable of driving success and performance.

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Component	Purpose	How Determined	How it Links to Performance
Annual Cash Incentive[2]	Provides an opportunity to earn annual cash incentive compensation based on the achievement of financial and operating results important to the success of the company.
The annual cash incentive target is a percentage of base salary for the given executive position established by the compensation committee. Prior to the Separation, 2024 target annual cash incentive awards were approved by the MDU Resources compensation committee for the CEO, CFO and CLO using input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. However, the target annual cash incentive awards for the COO and CAO were approved by the MDU Resources CEO at the recommendation of the Everus Construction CEO. Upon the Separation, the target annual incentive awards for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus, effective upon the Separation, and to account for their new roles as executive officers of Everus. However, the CFO’s base salary remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. Actual payment of the incentive opportunity was determined based on the achievement of performance measures and goals approved by either the MDU Resources compensation committee, the compensation committee or the board depending on the named executive officer, the performance measure and the time period to which such performance measures and goals related.

Annual cash incentive performance measures are tied to the achievement of financial and operational goals, and for certain named executive officers, strategic goals, that are instituted to drive the success of the company.

Long-Term Equity Incentive[3]	Provides an opportunity to earn long-term equity incentive compensation with continued service through the vesting period.
For 2024, 100% of the long-term incentive awards granted by the MDU Resources compensation committee, with approval by the MDU Resources board, were time-vesting restricted stock units. Following the conversion to Everus time-vesting restricted stock units in connection with the Separation, the awards will vest at the end of a three-year period ending on December 31, 2026, as long as the executive remains employed with the company through the vesting date. Following the Separation, the compensation committee decided not to grant any further long-term equity incentive awards due to the timing between the completed Separation in late 2024 and the 2025 annual long-term equity incentive awards to be granted in February 2025.

Fosters continued leadership in the company to achieve company objectives through retention of key executives as well as aligning the named executive officer’s interests with those of stockholders in increasing long-term stockholder value.

1    Prior to the Separation, the MDU Resources compensation committee determined the base salaries for the CEO and the CLO, since they both served as executive officers of MDU Resources, as the president and CEO of Everus Construction and the vice president, chief legal officer and secretary of MDU Resources, respectively, and the CFO, which was based on the offer letter entered into in connection with the Separation. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. However, base salaries for the COO and CAO were approved by the MDU Resources CEO at the recommendation of the CEO due to being officers of Everus Construction prior to the Separation. Upon the Separation, base salaries for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus in connection with the Separation and to account for their new roles as executive officers of Everus. However, the CFO’s base salary remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. The MDU Resources compensation committee determined post-Separation base salaries by receiving and considering company and individual performance, market and peer data, responsibilities, experience, tenure in position, internal equity, and input and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO. Following the Separation, the compensation committee completed an extensive review and approved the base salaries set forth in the offer letters that, in most cases, became effective upon the Separation. For more information, see “2024 Base Salary.”

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2    Prior to the Separation, the MDU Resources compensation committee approved a target annual cash incentive award for the CEO, CFO and CLO based on a percentage of the named executive officer’s base salary. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. The MDU Resources CEO approved a target annual cash incentive award for the COO and the CAO at the recommendation of the Everus Construction CEO based on a percentage of the named executive officer’s base salary. Upon the Separation, the target annual cash incentive awards for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus and to account for their new roles as executive officers of Everus, while the CFO’s target annual cash incentive award remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. Post-Separation target annual cash incentive awards were determined by the MDU Resources compensation committee using similar input, analysis and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO as mentioned above for post-Separation base salary determinations. The total annual cash incentive award opportunities for the CEO and the CLO were tied to achievement of multiple MDU Resources and Everus financial and strategic performance measures, prorated for time served in each position, since the CEO served as an executive officer of MDU Resources until the Separation, and the CLO served as an executive officer of MDU Resources until October 6, 2024 and transferred to Everus on October 7, 2024. In contrast, the total annual cash incentive award opportunities for the CFO, the COO and the CAO were tied solely to a single Everus financial performance measure, since such individuals were solely in positions at Everus Construction or Everus during 2024. After the Separation, the compensation committee completed an extensive review of the annual cash incentive award program and approved the Everus financial performance measures applicable to each named executive officer as well as the threshold, target and maximum award opportunity levels set forth in the offer letters that, in most cases, became effective upon the Separation. For more information, see “2024 Base Salary” and “2024 Annual Cash Incentives.”
3    The MDU Resources compensation committee did not grant performance share awards for the 2024-2026 performance period in February 2024 due, in part, to the then-pending Separation. For 2024, the MDU Resources compensation committee, with approval by the MDU Resources board, continued with certain temporary modifications to its executive compensation program, including the exclusive use of time-vesting restricted stock units to promote retention of executives and due to the challenge of setting three-year financial performance goals during a period of transformational change, which, in addition to the Separation in 2024, included the separation of Knife River in 2023. In February 2025, the compensation committee granted a combination of performance share awards and time-vesting restricted stock units and intends to continue such practices going forward, as discussed in “2025 Target Total Compensation Preview.”
Allocation of Target Total Compensation for 2024
Target total compensation consists of base salary plus target annual cash and long-term equity incentive compensation. Incentive compensation, which consists of annual cash incentive and long-term equity incentive awards vesting after three years, comprises the largest portion of our named executive officers’ target total compensation because:
•variable compensation helps ensure focus on goals that are aligned with overall company strategy;
•our named executive officers are in positions of authority to drive results, and therefore, bear high levels of responsibility for our corporate performance;
•annual cash incentive compensation is at-risk and dependent upon company performance and the satisfaction of performance objectives; and
•equity awards better align the named executive officers’ interests with those of stockholders by making a significant portion of their target compensation contingent upon the future value of our common stock.
MDU Resources compensation committee’s philosophy was, and now a similar philosophy of the compensation committee is, to generally allocate a higher percentage of target total compensation to the target long-term equity incentive versus the target annual cash incentive for higher level executives because they are in a better position to influence a company’s long-term performance. The long-term equity incentive awards are paid in common stock once the awards are fully vested and earned. These long-term equity incentive awards, combined with our stock retention requirements and our stock ownership policy, promote ownership of our common stock by our named executive officers. As a result, the compensation committee believes the named executive officers, as stockholders themselves, will be motivated to deliver long-term value to all stockholders.
Peer Groups
Following the Separation, the compensation committee periodically reviews the peer companies used for compensation analysis of executive positions to assess their ongoing relevance and credibility and has the authority to make adjustments when deemed necessary.
Compensation Benchmarking Peer Group
Prior to the Separation, the MDU Resources compensation committee, with advice from its independent compensation consultant, determined a peer group that it believed aligned with Everus’ business and size to determine the compensation of our named executive officers in effect post-Separation, which the compensation committee subsequently approved as well. The MDU Resources compensation committee’s independent compensation consultant aided in the selection of appropriate peer companies for our compensation benchmarking peer group by evaluating

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potential peer companies in the construction and engineering, environmental and facility services and other related industries that were similar in size in terms of revenues and market capitalization. The MDU Resources compensation committee’s independent compensation consultant then used this peer group along with other market survey information to evaluate and make recommendations regarding post-Separation executive compensation for our named executive officers.
The 2024 compensation benchmarking peer group analysis was completed in March 2024 and included 16 companies in the construction and engineering, environmental and facility services industries with trailing 12 months revenue between $0.8 billion and $7 billion. The 2024 compensation benchmarking peer group was used by the MDU Resources compensation committee for post-Separation executive compensation for our CEO, CFO and CLO and consisted of the following companies:

2024 Compensation Peer Companies for CEO, CFO and CLO Positions
APi Group Corporation	Construction Partners, Inc.	IES Holdings, Inc.	Primoris Services Corporation
Arcosa, Inc.	Dycom Industries, Inc.	KBR, Inc.	Team, Inc.
Clean Harbors, Inc.	Enviri Corporation	Matrix Service Company	Tetra Tech, Inc.
Comfort Systems USA, Inc.	Granite Construction Incorporated	MYR Group, Inc.	Valmont Industries, Inc.
MDU Resources compensation committee’s independent compensation consultant also completed a broader 2024 compensation analysis using compensation data for other similarly-sized construction and engineering companies, environmental and facilities services companies and building products companies from Willis Towers Watson’s 2023 General Industry Executive Compensation Survey, which was used by the MDU Resources compensation committee for post-Separation executive compensation for our COO and CAO.
2024 Compensation for Our Named Executive Officers
2024 Target Total Compensation
2024 Pre-Separation Target Total Compensation
Prior to the Separation, the compensation of our CEO, CFO and CLO was set by the MDU Resources compensation committee with valuable input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. Compensation for our COO and CAO was approved the MDU Resources CEO at the recommendation of the Everus Construction CEO.
The table below sets forth the 2024 pre-Separation compensation of our named executive officers, as well as incentives as a percentage of base salary.

Name	Annual Base Salary $	Target Annual Cash Incentive Opportunity $	Target Long-Term Equity Incentive Opportunity $	Target Total Compensation $	Component as a % of Base Salary
					Target Annual Cash Incentive Opportunity	Target Long-Term Equity Incentive Opportunity
Jeffrey S. Thiede	575,000	431,250	977,500	1,983,750	75%	170%
Maximillian J Marcy[1]	438,000	350,400	—	788,400	80%	—%
Thomas D. Nosbusch[2]	400,000	200,000	304,000	904,000	50%	80%
Paul R. Sanderson[3]	412,000	247,200	412,000	1,071,200	60%	100%
Jon B. Hunke	260,000	117,000	130,000	507,000	45%	50%

1    Mr. Marcy was not eligible to receive a 2024 long-term incentive award since he joined the company in August 2024 and was not an employee at the time MDU Resources granted long-term equity incentive awards in February 2024.
2    Mr. Nosbusch’s initial 2024 base salary was $380,000, which was approved by the MDU Resources CEO in November 2023 and used to calculate his target long-term equity incentive opportunity of $304,000, which represented 80% of his base salary at the time. On January 15, 2024, the MDU Resources CEO, at the recommendation of the Everus Construction CEO, approved an increase to Mr. Nosbusch’s base salary to $400,000. However, his target annual cash incentive opportunity was not changed as a result of the increase to his base salary of $400,000.
3    Mr. Sanderson served as an executive officer of MDU Resources until October 6, 2024 and transferred to Everus on October 7, 2024. There were no changes to his pre-Separation compensation for the period of time from October 7, 2024 until the Separation Date.
Except as described below with respect to Mr. Marcy, each named executive officer’s base salary and annual cash incentive was prorated for the time served in each position through October 31, 2024, the Separation Date.

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2024 Post-Separation Target Total Compensation
At its July 2024 meeting, the MDU Resources compensation committee approved the Everus offer letters for our named executive officers in connection with the Separation and to account for their new roles as executive officers of Everus. In August 2024, the MDU Resources compensation committee approved the updated Everus offer letter for our COO. The post-Separation compensation packages were subsequently re-affirmed by the compensation committee in November 2024 following the Separation.
In determining the post-Separation base salaries, target annual cash and long-term equity incentives, and target total compensation for our named executive officers, the MDU Resources compensation committee received and considered company and individual performance, market and peer data, responsibilities, experience, tenure in position, internal equity, and input and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO.
The 2024 post-Separation base salaries, target annual cash and long-term equity incentives, and target total compensation became effective November 1, 2024. The table below sets forth the 2024 post-Separation compensation of our named executive officers, as well as incentives as a percentage of base salary, which provides a preview into the compensation committee’s views on pay for performance.

Name	Annual Base Salary $	Target Annual Cash Incentive Opportunity $	Target Long-Term Equity Incentive Opportunity $	Target Total Compensation $	Component as a % of Base Salary
					Target Annual Cash Incentive Opportunity	Target Long-Term Equity Incentive Opportunity
Jeffrey S. Thiede[1]	850,000	935,000	977,500	2,762,500	110%	(1)
Maximillian J Marcy[2]	438,000	350,400	—	788,400	80%	(2)
Thomas D. Nosbusch[3]	550,000	495,000	304,000	1,349,000	90%	(3)
Paul R. Sanderson[4]	435,000	304,500	412,000	1,151,500	70%	(4)
Jon B. Hunke[5]	325,000	130,000	130,000	585,000	40%	(5)
1     Mr. Thiede’s post-Separation base salary and target annual incentive opportunity as a percentage of base salary represented a 47.8% and 46.7% increase, respectively, compared to the pre-Separation base salary and target annual incentive as a percentage of base salary, as set forth in his offer letter. These increases reflect the MDU Resources compensation committee’s decision to more closely align his compensation with the market median for his position in his role following the Separation. However, since the compensation committee decided not to grant additional long-term equity incentive awards following the Separation, the target long-term equity incentive opportunity as a percentage of base salary remained unchanged from the pre-Separation percentage. Refer to the “2024 Pre-Separation Target Total Compensation” section above.
2     Mr. Marcy’s post-Separation base salary, target annual incentive opportunity as a percentage of base salary and target long-term equity incentive opportunity as a percentage were not adjusted in connection with the Separation given the timing of Mr. Marcy’s hire. In addition, since the compensation committee decided not to grant additional long-term equity incentive awards following the Separation, the target long-term equity incentive opportunity as a percentage of base salary remained unchanged from the pre-Separation percentage. Refer to the “2024 Pre-Separation Target Total Compensation” section above.
3     Mr. Nosbusch’s post-Separation base salary and target annual incentive opportunity as a percentage of base salary represented a 37.5% and 80.0% increase, respectively, compared to the pre-Separation base salary and target annual incentive as a percentage of base salary, as set forth in his offer letter. These increases reflect the MDU Resources compensation committee’s decision to more closely align his compensation with the market median for his position in his role following the Separation. However, since the compensation committee decided not to grant additional long-term equity incentive awards following the Separation, the target long-term equity incentive opportunity as a percentage of base salary remained unchanged from the pre-Separation percentage. Refer to the “2024 Pre-Separation Target Total Compensation” section above.
4     Mr. Sanderson’s post-Separation base salary and target annual incentive opportunity as a percentage of base salary represented a 5.6% and 16.7% increase, respectively, compared to the pre-Separation base salary and target annual incentive as a percentage of base salary, as set forth in his offer letter. These increases reflect the MDU Resources compensation committee’s decision to more closely align his compensation with the market median for his position in his role following the Separation. However, since the compensation committee decided not to grant additional long-term equity incentive awards following the Separation, the target long-term equity incentive opportunity as a percentage of base salary remained unchanged from the pre-Separation percentage. Refer to the “2024 Pre-Separation Target Total Compensation” section above.
5     Mr. Hunke’s post-Separation base salary and target annual incentive opportunity as a percentage of base salary represented an increase of 25.0% and a decrease of 11.1%, respectively, compared to the pre-Separation base salary and target annual incentive as a percentage of base salary, as set forth in his offer letter. These adjustment increases reflect the MDU Resources compensation committee’s decision to more closely align his compensation with the market median for his position in his role following the Separation. However, since the compensation committee decided not to grant additional long-term equity incentive awards following the Separation, the target long-term equity incentive opportunity as a percentage of base salary remained unchanged from the pre-Separation percentage. Refer to the “2024 Pre-Separation Target Total Compensation” section above.
Except as described below with respect to Mr. Marcy, each named executive officer’s base salary and annual cash incentive was prorated for the time served in each position during 2024. Following the Separation, the compensation committee decided not to grant any further long-term equity incentive awards in addition to the long-term equity incentive awards granted in February 2024 by the MDU Resources compensation

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committee. The decision was made not to grant additional long-term equity incentive awards due to the timing between the completed Separation in late 2024 and the 2025 annual long-term equity incentive awards to be granted in February 2025.
2024 Base Salary
The 2024 actual base salaries for our named executive officers are shown below, which take into account the time served in each position held:

Jeffrey S. Thiede	2024 Base Salary ($)	2024 Weighting (%)	2024 Actual Base Salary ($)
January 1, 2024 - October 31, 2024	575,000	83%	479,167
November 1, 2024 - December 31, 2024	850,000	17%	141,666
Total Base Salary		100%	620,833

Maximillian J Marcy	2024 Base Salary ($)	2024 Weighting (%)	2024 Actual Base Salary ($)
August 12, 2024 - December 31, 2024	438,000	39%	169,934

Thomas D. Nosbusch	2024 Base Salary ($)	2024 Weighting (%)	2024 Actual Base Salary ($)
January 1, 2024 - January 14, 2024	380,000	4%	14,536
January 15, 2024 - October 31, 2024	400,000	79%	318,032
November 1, 2024 - December 31, 2024	550,000	17%	91,667
Total Base Salary		100%	424,235

Paul R. Sanderson	2024 Base Salary ($)	2024 Weighting (%)	2024 Actual Base Salary ($)
January 1, 2024 - October 6, 2024	412,000	77%	315,191
October 7, 2024 - October 31, 2024	412,000	6%	28,142
November 1, 2024 - December 31, 2024	435,000	17%	72,500
Total Base Salary		100%	415,833

Jon B. Hunke	2024 Base Salary ($)	2024 Weighting (%)	2024 Actual Base Salary ($)
January 1, 2024 - October 31, 2024	260,000	83%	216,667
November 1, 2024 - December 31, 2024	325,000	17%	54,167
Total Base Salary		100%	270,834
2024 Discretionary Bonuses
In February 2024, the MDU Resources compensation committee and the MDU Resources board awarded Messrs. Nosbusch and Hunke discretionary bonuses of $34,000 and $22,500, respectively, for their work on the strategic review of Everus.
2024 Annual Cash Incentives
Named executive officers can earn annual cash incentives through the achievement of financial performance or a combination of financial and strategic performance goals. The performance measures selected are designed to ensure that compensation to the named executive officers reflects the success of the company.
Prior to the Separation, the MDU Resources compensation committee approved a target annual cash incentive award for the CEO, CFO and CLO based on a percentage of the named executive officer’s base salary. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. However, the MDU Resources CEO approved a target annual cash incentive award for the COO and the CAO at the recommendation of the Everus Construction CEO based on a percentage of the named executive officer’s base salary.

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The MDU Resources compensation committee and MDU Resources management set the annual performance measures based on the achievement of financial performance goals, and for certain executives, an additional performance measure based on strategic initiatives. The MDU Resources compensation committee’s and MDU Resources management’s intent was to motivate its business segment executives to focus primarily on the success and performance of their businesses during the year while motivating corporate executives to assist in the success and performance of all lines of business and to successfully complete the transformation of MDU Resources’ businesses based on the company’s strategic initiatives, including the Separation.
Upon the Separation, the annual cash incentive targets for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus in connection with the Separation and to account for their new roles as executive officers of Everus. However, the CFO’s annual cash incentive target remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. Post-Separation target annual cash incentive awards were determined by the MDU Resources compensation committee using input, analysis and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO.
Payout for the CEO was based on achievement of multiple MDU Resources and Everus financial and strategic performance measures, prorated for time served in each position, since the CEO served as an executive officer of MDU Resources until the Separation. The compensation committee certified the results and determined his payouts for the full year even though he was an executive officer of MDU Resources until the Separation.
In contrast, because the CLO served as vice president, chief legal officer and secretary of MDU Resources from January 1, 2024 until October 6, 2024, the MDU Resources compensation committee certified the results and determined his payout for that time period under the MDU Resources annual cash incentive program. The annual cash incentives were based on certain MDU Resources financial and strategic performance goals that were approved by the MDU Resources compensation committee.
Following the Separation, the CEO and the CLO no longer participated in the MDU Resources annual cash incentive program and became eligible to participate in our annual cash incentive program, for which time their payouts were based on Everus financial and strategic performance measures, as applicable.
Payouts for the CFO, COO, and CAO were based solely on achievement of an Everus financial performance measure, since such individuals were in positions solely at Everus Construction or Everus during 2024.
After the Separation, the compensation committee completed an extensive review of the annual cash incentive award program and approved the Everus annual cash incentive performance measures applicable to each named executive officer as well as the threshold, target and maximum award opportunity levels set forth in the offer letters that, in most cases, became effective upon the Separation.

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2024 Performance Measures
The incentive targets, along with the corresponding performance measures and their weightings are summarized below for the applicable performance periods:

Name	Performance Period	Target Incentive (% of Base Salary) Applicable to the Performance Period	Performance Measures and Weightings Applicable to the Performance Period
Jeffrey S. Thiede	January 1, 2024 - October 31, 2024[1]	75%	EBITDA, As Adjusted (80%)[2]
			Everus Spinoff (20%)[3]
			ESG Modifier(+/-5%)[4]
	November 1, 2024 - December 31, 2024[1]	110%	EBITDA, As Adjusted (80%)[2]
			Everus Spinoff (20%)[3]
			ESG Modifier(+/-5%)[4]
Maximillian J Marcy	August 12, 2024 - December 31, 2024[5]	80%	EBITDA, As Adjusted (100%)[2]
Thomas D. Nosbusch	January 1, 2024 - October 31, 2024[6]	50%	EBITDA, As Adjusted (100%)[2]
	November 1, 2024 - December 31, 2024[6]	90%	EBITDA, As Adjusted (100%)[2]
Paul R. Sanderson	January 1, 2024 - October 6, 2024[7]	60%	Combined MDU Resources Business Segment Earnings, As Adjusted (80%)[8]
			Everus Spinoff (20%)[3]
			ESG Modifier(+/-5%)[4]
	October 7, 2024 - October 31, 2024[7]	60%	EBITDA, As Adjusted (80%)[2]
			Everus Spinoff (20%)[3]
			ESG Modifier(+/-5%)[4]
	November 1, 2024 - December 31, 2024[7]	70%	EBITDA, As Adjusted (100%)[2]
Jon B. Hunke	January 1, 2024 - October 31, 2024[9]	45%	EBITDA, As Adjusted (100%)[2]
	November 1, 2024 - December 31, 2024[9]	40%	EBITDA, As Adjusted (100%)[2]
1     As detailed below, Mr. Thiede’s performance periods and payouts were divided and prorated based on his time of service (a) prior to the Separation, as president and CEO of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as president and CEO of Everus from November 1, 2024 until December 31, 2024.
2     See “—2024 EBITDA, As Adjusted” for the definition of EBITDA, As Adjusted.
3     See “—2024 Performance Measure Payout—Strategic Performance Measures” for the definition of Everus spinoff.
4     See “—2024 ESG Modifier” for an explanation of the ESG modifier.
5     Mr. Marcy’s performance period was neither divided nor prorated, except with respect to his start date with Everus.
6     On January 15, 2024, the MDU Resources CEO, at the recommendation of the Everus Construction CEO, approved an increase to Mr. Nosbusch’s base salary to $400,000. His target annual cash incentive opportunity was not prorated based on the change to his base salary and was based solely on a base salary of $400,000. As detailed below, while Mr. Nosbusch’s performance period was not divided, his payout was prorated based on his time of service (a) prior to the Separation, as executive vice president of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as executive vice president and COO of Everus from November 1, 2024 until December 31, 2024.
7     As detailed below, Mr. Sanderson’s performance periods and payouts were divided and prorated based on his time of service (a) prior to the Separation, as vice president, chief legal officer and secretary of MDU Resources from January 1, 2024 until October 6, 2024, (b) prior to the Separation, as chief legal officer and corporate secretary of Everus from October 7, 2024 until October 31, 2024, and (c) following the Separation, as vice president, CLO and corporate secretary of Everus from November 1, 2024 until December 31, 2024.
8     See “—2024 Combined MDU Resources Business Segment Earnings, As Adjusted” for the definition of 2024 Combined MDU Resources Business Segment Earnings, As Adjusted.
9     As detailed below, while Mr. Hunke’s performance period was not divided, his payout was prorated based on his time of service (a) prior to the Separation, as vice president-accounting and enterprise information technology (EIT) and treasurer of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as vice president and CAO of Everus from November 1, 2024 until December 31, 2024.
2024 EBITDA, As Adjusted
Prior to the Separation, the MDU Resources compensation committee selected construction services EBITDA, defined as Everus’ earnings before interest, income taxes, depreciation and amortization, with adjustments for specific situations as approved by the MDU Resources compensation committee and set forth below, as a financial performance measure for each named executive officer. This performance measure was selected because it is a financial performance measure common to the construction industry and encourages focus on growth by excluding

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the impact of items such as interest, income taxes, depreciation and amortization from the performance result, which are largely out of the control of our named executive officers that impact our performance targets but are not indicative of underlying business performance. In addition, this performance measure was chosen to incentivize our named executive officers to make decisions that have a long-term positive impact, even at the potential expense of short-term results, and to prevent one-time gains and losses from having an undue impact on incentive payments. EBITDA is a measure used to consistently assess our operating performance period to period and as a basis for strategic planning and forecasting since the company believes it closely correlates with long-term enterprise value.
Following the Separation, the compensation committee approved the continued use of this performance measure for the November 1, 2024 to December 31, 2024 performance period, except the performance measure was retitled “EBITDA, as adjusted”, with no changes to its definition or calculation. The EBITDA, as adjusted target for 2024 was set at $227.7 million.

Potential Adjustments to EBITDA as Approved by each of the MDU Resources Compensation Committee and the Compensation Committee for the Following Events:

▲	the effect on EBITDA from asset sales, dispositions or retirements.
▲
the effect on EBITDA from transaction costs incurred for acquisitions, divestitures, mergers, spin-offs, or other strategic transactions, including differences in interest costs from those assumed in the company’s original plan.

▲	the effect on EBITDA from withdrawal liabilities relating to multiemployer pension plans.
▲	the effect on EBITDA of corporate overhead allocation differences.
▲	the effect on EBITDA of approved retention agreement costs which differ from costs included in the company’s original plan.
2024 Combined MDU Resources Business Segment Earnings, As Adjusted
Prior to the Separation, the MDU Resources compensation committee selected combined MDU Resources business segment earnings, defined as MDU Resources earnings before discontinued operations, with adjustments for specific situations, if any, as approved by the MDU Resources compensation committee and set forth below, as a financial performance measure for Mr. Sanderson. This performance measure was selected because the MDU Resources compensation committee believed it represented a key measure to incentivize successful achievement of business segment performance and MDU Resources overall. The combined MDU Resources business segment earnings, as adjusted target was $215.8 million, which was measured for the time period from January 1, 2024 until September 30, 2024.

Potential Adjustments to Combined MDU Resources Business Segment Earnings as Approved by the MDU Resources Compensation Committee for the Following Events:

▲	the effect on earnings from asset sales, dispositions or retirements.
▲	the effect on earnings from transaction costs incurred for acquisitions, divestitures, mergers, spin-offs, or other strategic transactions, including differences in interest costs from those assumed in the company’s original plan.
▲	the effect on earnings for unanticipated changes and interpretations of tax law.
▲	the effect on earnings from withdrawal liabilities relating to multiemployer pension plans.
▲	the effect on earnings of corporate overhead allocation differences.
▲	the effect on earnings of approved retention agreement costs which differ from costs included in the company’s original plan.
2024 Everus Spinoff
See “2024 Performance Measure Payout—Strategic Performance Measures” for the definition of, and additional information regarding, the Everus spinoff.
2024 ESG Modifier
In addition to the financial and strategic performance measures, the MDU Resources compensation committee and the compensation committee also each approved an ESG modifier as part of the 2024 annual cash incentive award program for the CEO and the CLO based on MDU Resources compensation committee’s assessment of their progress toward the completion of the following ESG initiatives, as determined by the MDU Resources compensation committee or the compensation committee, as applicable, in each case, subject to proration for 2024 due to the Separation, as described in more detail below:
•Environmental - Express commitment to reducing its carbon footprint with the implementation of a tool to track carbon emissions and provide accurate reporting.

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•Social - Enhance communication of supporting communities by reporting on MDU Resources Foundation giving disclosed in the Sustainability Report published in 2024.
•Social - Establish reporting of its spending with diverse vendors and development of tracking system tied to Dunn & Bradstreet diverse vendor certification data.
•Diversity, Equity, and Inclusion (DEI) - Express its commitment to a positive work culture, respectful workplace and diverse workforce where all employees feel valued, including DEI training for all employees and increased diversity outreach activities.
The ESG modifier added or deducted up to 5% of a named executive officer’s annual cash incentive target based on the MDU Resources compensation committee’s or the compensation committee’s assessment, as applicable.
2024 Performance Measure Payout Percentage
Financial Performance Measures
To determine the payout associated with the financial performance measures for our named executive officers, actual performance measure results were compared to their respective target performance measures, which resulted in the percent of the respective target performance measure achieved, prorated for the performance periods discussed above. Then, the percent of the respective target performance measure achieved was translated into a payout percentage of the named executive officer’s target award opportunity using linear interpolation for results between threshold and target as well as target and maximum.
Achievement of 100% of the financial performance measure results in a payout of 100% of the target award opportunity. Results achieved below the established threshold result in no payout. The threshold, target and maximum performance levels as well as the associated payout opportunities are depicted in the following chart:

Measure	Threshold		Target		Maximum
	% of Target Performance Measure	Incentive Payout %	Target Performance Measure	Incentive Payout %	% of Target Performance Measure	Incentive Payout %
EBITDA, As Adjusted	65%	25%	$227.7 million	100%	115%	250%
Combined MDU Resources Business Segment Earnings, As Adjusted	85%	25%	$215.8 million	100%	115%	200%
Strategic Performance Measures
Prior to the Separation, the MDU Resources compensation committee set an additional performance measure for the CEO and CLO, who were serving as MDU Resources executive officers at the time, based on the completion of work associated with the Separation. Following the Separation, only the CEO continued to be subject to the Everus spinoff performance measure.
Determination of the strategic performance measure was based on the following:

Work Associated with the Everus Spinoff
Threshold	Work necessary to complete the spinoff is underway.	= 25% incentive payout
Target	Completion of the final Form 10 filed with the SEC.	= 100% incentive payout
Above Target	In the event the MDU Resources board determines not to complete the spinoff, but all other criteria is met to complete the transaction.	= 150% incentive payout
Maximum	Successful completion of the spinoff.	= 200% incentive payout

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EXECUTIVE COMPENSATION
2024 Annual Cash Incentive Results
The 2024 performance measure actual results, percent of target performance measure achieved based on those results, and the associated payout percentages are presented below. In addition, as a result of the Separation, the payouts for the named executive officers were prorated based on the performance period and, in some cases, performance measures, applicable to such named executive officer as a percentage of the entire year as presented below:
2024 Pre-Separation Performance Measures

Performance Measure	Result		Percent of Performance Measure Achieved	Percent of Award Opportunity Payout	Everus CEO[1]		Everus CLO[2]		Everus CFO, COO and CAO[3,4,5]
					Weight	Weighted Payout	Weight	Weighted Payout	Weight	Weighted Payout
EBITDA, as Adjusted	$241.4	million	106.0%	160.2%	80.0%	128.2%	6.6%	10.6%	100.0%	160.2%
Combined MDU Resources Business Segment Earnings, as Adjusted	$231.7	million	107.4%	149.1%			73.4%	109.5%
Everus Spinoff	Completion of Everus spinoff		200.0%	200.0%	20.0%	40.0%	20.0%	40.0%
Total Weighted Payout						168.2%		160.1%		160.2%
2024 Post-Separation Performance Measures

Performance Measure	Result		Percent of Performance Measure Achieved	Percent of Award Opportunity Payout	Everus CEO[1]		Everus CFO, COO, CLO and CAO[2,3,4,5]
					Weight	Weighted Payout	Weight	Weighted Payout
EBITDA, as Adjusted	$241.4	million	106.0%	160.2%	80.0%	128.2%	100.0%	160.2%
Everus Spinoff	Completion of Everus spinoff		200.0%	200.0%	20.0%	40.0%
Total Weighted Payout						168.2%		160.2%
1     Mr. Thiede’s annual cash incentive performance periods and payouts were prorated based on his time of service (a) prior to the Separation, as president and CEO of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as president and CEO of Everus from November 1, 2024 until December 31, 2024. In addition, on November 1, 2024, Mr. Thiede’s annual cash incentive target was increased in connection with the Separation pursuant to his offer letter. However, despite the increase to Mr. Thiede’s annual cash incentive target in connection with the Separation, the performance measures were measured from January 1, 2024 until December 31, 2024, while the associated payouts for the 2024 performance periods were prorated as set forth in the following sentence. Accordingly, the annual cash incentive for approximately (i) 83.3% of the annual performance period (January 1, 2024 until October 31, 2024) was based on a 75% target of base salary and (ii) 16.7% of the annual performance period (November 1, 2024 until December 31, 2024) was based on an 110% target of base salary, and the associated payouts for the two performance periods within the annual performance period were prorated such that his prorated weighted payout percent for the (1) January 1, 2024 to October 31, 2024 performance period was 106.8% and 33.3% with respect to EBITDA, as adjusted, and the Everus spinoff, respectively, and (2) November 1, 2024 to December 31, 2024 performance period was 21.4% and 6.7% with respect to EBITDA, as adjusted, and the Everus spinoff, respectively. The results of Mr. Thiede’s annual cash incentive were certified by the board at the recommendation of the compensation committee for the entire year with respect to (1) EBITDA, as adjusted, and (2) the Everus spinoff.
2     Mr. Sanderson’s annual cash incentive performance periods and payouts were prorated based on his time of service (a) prior to the Separation, as vice president, chief legal officer and secretary of MDU Resources from January 1, 2024 until October 6, 2024, (b) prior to the Separation, as chief legal officer and corporate secretary of Everus from October 7, 2024 until October 31, 2024, and (c) following the Separation, as vice president, CLO and corporate secretary of Everus from November 1, 2024 until December 31, 2024. In addition, on November 1, 2024, Mr. Sanderson’s annual cash incentive target was increased in connection with the Separation pursuant to his offer letter. However, despite the increase to Mr. Sanderson’s annual cash incentive target in connection with the Separation, the performance measures were measured from January 1, 2024 until October 6, 2024, October 7, 2024 until October 31, 2024, and November 1, 2024 until December 31, 2024, as applicable, while the associated payouts for the 2024 performance periods were prorated as set forth in the following sentence. Accordingly, the annual cash incentive for approximately (i) 76.5% of the annual performance period (January 1, 2024 until October 6, 2024) was based on a 60% target of base salary, (ii) 6.8% of the annual performance period (October 7, 2024 until October 31, 2024) was based on a 60% target of base salary, and (iii) 16.7% of the annual performance period (November 1, 2024 until December 31, 2024) was based on a 70% target of base salary, and the associated payouts for the three performance periods within the annual performance period were prorated such that his prorated weighted payout percent for the (1) January 1, 2024 to October 6, 2024 performance period was 91.3% and 30.6% with respect to combined MDU Resources business segment earnings, as adjusted, and the Everus spinoff, respectively, (2) October 7, 2024 to October 31, 2024 performance period was 8.8% and 2.7% with respect to EBITDA, as adjusted, and the Everus spinoff, respectively, and (3) November 1, 2024 to December 31, 2024 performance period was 26.7% with respect to EBITDA, as adjusted. The results of Mr. Sanderson’s annual cash incentive were certified by the (i) MDU Resources compensation committee with respect to (1) combined

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MDU Resources business segment earnings, as adjusted, for January 1, 2024 until October 6, 2024, and (2) the Everus spinoff for January 1, 2024 until October 6, 2024, and (ii) the compensation committee with respect to (1) EBITDA, as adjusted, for October 7, 2024 until October 31, 2024, (2) the Everus spinoff for October 7, 2024 until October 31, 2024 and (3) EBITDA, as adjusted for November 1, 2024 until December 31, 2024.
3     Mr. Marcy’s performance period was neither divided nor prorated, except with respect to his start date with Everus. The results of Mr. Marcy’s annual cash incentive were certified by the compensation committee with respect to EBITDA, as adjusted, for the respective performance period.
4     On January 15, 2024, the MDU Resources CEO approved, at the recommendation of the Everus Construction CEO, an increase to Mr. Nosbusch’s base salary to $400,000. His target annual cash incentive opportunity was not prorated based on the change to his base salary and was based solely on a base salary of $400,000. Mr. Nosbusch’s annual cash incentive performance periods and payouts were prorated based on his time of service (a) prior to the Separation, as executive vice president of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as executive vice president and COO of Everus from November 1, 2024 until December 31, 2024. In addition, on November 1, 2024, Mr. Nosbusch’s annual cash incentive target was increased in connection with the Separation pursuant to his offer letter. However, despite the increase to Mr. Nosbusch’s annual cash incentive target in connection with the Separation, the performance measure was measured from January 1, 2024 until December 31, 2024, while the associated payouts for the 2024 performance period were prorated as set forth in the following sentence. Accordingly, the annual cash incentive for approximately (i) 83.3% of the annual performance period (January 1, 2024 until October 31, 2024) was based on a 50% target of base salary and (ii) 16.7% of the annual performance period (November 1, 2024 until December 31, 2024) was based on a 90% target of base salary, and the associated payouts for the two performance periods within the annual performance period were prorated such that his prorated weighted payout percent for the (1) January 1, 2024 to October 31, 2024 performance period was 133.5% and (2) November 1, 2024 to December 31, 2024 performance period was 26.7%. The results of Mr. Nosbusch’s annual cash incentive were certified by the compensation committee for the entire year.
5     Mr. Hunke’s annual cash incentive performance periods and payouts were prorated based on his time of service (a) prior to the Separation, as vice president-accounting and EIT and treasurer of Everus Construction from January 1, 2024 until October 31, 2024, and (b) following the Separation, as vice president and CAO of Everus from November 1, 2024 until December 31, 2024. In addition, on November 1, 2024, Mr. Hunke’s annual cash incentive target was decreased in connection with the Separation pursuant to his offer letter. However, despite the decrease to Mr. Hunke’s annual cash incentive target in connection with the Separation, the performance measure was measured from January 1, 2024 until December 31, 2024, while the associated payouts for the 2024 performance period were prorated as set forth in the following sentence. Accordingly, the annual cash incentive for approximately (i) 83.3% of the annual performance period (January 1, 2024 until October 31, 2024) was based on a 45% target of base salary and (ii) 16.7% of the annual performance period (November 1, 2024 until December 31, 2024) was based on a 40% target of base salary, and the associated payouts for the two performance periods within the annual performance period were prorated such that his prorated weighted payout percent for the (1) January 1, 2024 to October 31, 2024 performance period was 133.5% and (2) November 1, 2024 to December 31, 2024 performance period was 26.7%. The results of Mr. Hunke’s annual cash incentive were certified by the compensation committee for the entire year.
EBITDA, as adjusted, was $241.4 million, which represented $232.2 million of EBITDA with $9.2 million of approved adjustments related to transaction costs incurred for the Everus spinoff, including differences in interest costs from those assumed in the company’s original financial plan.
There were no adjustments made by the MDU Resources compensation committee to combined MDU Resources business segment earnings.
2024 ESG Modifier
The MDU Resources compensation committee further assessed the CLO’s progress toward completing the performance measures related to the ESG modifier initiatives for the time period from January 1, 2024 until September 30, 2024 and approved an ESG modifier award of 5.0% to the CLO for such performance period from January 1, 2024 until October 6, 2024, subject to proration. Following the Separation, the compensation committee further assessed each of the CEO’s and the CLO’s progress toward completing the performance measures related to the ESG modifier initiatives for the full year performance period, with respect to the CEO, and the performance period from October 7, 2024 until October 31, 2024, with respect to the CLO, and approved an ESG modifier award of 5% to each of the CEO and the CLO for such applicable performance, subject to applicable proration.

Everus Construction Group, Inc. Proxy Statement 61

EXECUTIVE COMPENSATION
2024 Results
The resulting 2024 total annual cash incentive compensation rewarded to each named executive officer was:

Name	Performance Period	Target Annual Incentive ($)	Weighted Payout (%)	Payout ($)	ESG Modifier (%)	ESG Modifier Payout ($)	Total Payout Amount ($)
Jeffrey S. Thiede	January 1, 2024 - October 31, 2024	359,375	168.2	604,469	5.0	17,969	622,438
	November 1, 2024 - December 31, 2024	155,833	168.2	262,111	5.0	7,792	269,903
							892,341
Maximillian J Marcy	August 12, 2024 - December 31, 2024	135,948	160.2	217,788	—	—	217,788

Thomas D. Nosbusch	January 1, 2024 - October 31, 2024	166,667	160.2	267,000	—	—	267,000
	November 1, 2024 - December 31, 2024	82,500	160.2	132,165	—	—	132,165
							399,165
Paul R. Sanderson	January 1, 2024 - October 6, 2024[1]	189,115	159.3	301,260	5.0	9,456	310,716
	October 7, 2024 - October 31, 2024	16,885	168.2	28,401	5.0	844	29,245
	November 1, 2024 - December 31, 2024	50,750	160.2	81,302	—	—	81,302
							421,263
Jon B. Hunke	January 1, 2024 - October 31, 2024	97,500	160.2	156,195	—	—	156,195
	November 1, 2024 - December 31, 2024	21,667	160.2	34,710	—	—	34,710
							190,905
1     For the January 1, 2024 until October 6, 2024 pre-Separation performance period, the MDU Resources compensation committee certified the results and determined the payout for the performance measure during that period.
2024 Long-Term Incentives
As discussed below, all of our named executive officers, other than Mr. Marcy, due to his employment start date in August 2024, participated in the MDU Resources Long-Term Incentive Plan (MDU Resources LTIP) for the time period prior to the Separation. Following the Separation, all of our named executive officers are participants in the Everus LTIP. Following the Separation, the compensation committee decided not to grant any additional LTIP awards for 2024. As a result, the 2024 awards consisted solely of MDU Resources time-vesting restricted stock units that were designed as a retention tool for both entities under a time period of significant change. Long-term incentive compensation comprised 46.2% of the CEO’s 2024 target total compensation and, on average 23.5% of the other named executive officers’ 2024 target total compensation. As stated above, the CFO was not eligible for the MDU Resources LTIP grant in 2024, and thus, his target LTIP was 0% of target total compensation.
Grant of 2024-2026 MDU Resources Long-Term Equity Incentive Awards
Prior to the Separation, the MDU Resources compensation committee, with approval by the MDU Resources board, continued with certain temporary modifications to its executive compensation program, including the exclusive use of time-vesting restricted stock units to promote retention of executives and due to the challenge of setting three-year financial performance goals during a period of transformational change, which, in addition to the Separation in 2024, included the separation of Knife River in 2023.
On February 15, 2024, the MDU Resources compensation committee determined the number of MDU Resources time-vesting restricted stock units to be granted to each applicable named executive officer for the 2024-2026 vesting period by dividing the named executive officer’s long-term incentive target award amount in effect at that point in time by the average of the closing stock prices of MDU Resources from January 1, 2024 through January 22, 2024, which was $19.39 per share, rounded down to the closest number of stock units. The time-vesting restricted stock units are scheduled to vest on December 31, 2026, subject to continued employment with the company.

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In addition, the MDU Resources compensation committee granted Mr. Thiede an additional $94,000 in restricted stock units for his work related to the Separation, using the same stock unit number methodology described above. The award is scheduled to vest on December 31, 2026, subject to the same vesting conditions as annual time-vesting restricted stock unit awards.
Based on the information provided above, the MDU Resources compensation committee, with approval by the MDU Resources board, awarded the following MDU Resources time-vesting restricted stock units:

Name	Base Salary Used in Determining Target Long-Term Incentive ($)	Target Long-Term Incentive of Base Salary (%)	Target Long-Term Incentive ($)	Grant of MDU Resources Time-Vesting Restricted Stock Units (#)
Jeffrey S. Thiede	575,000	170	977,500	50,752
Jeffrey S. Thiede[1]	n/a	n/a	94,000	4,508
Jeffrey S. Thiede			1,071,500	55,260
Maximillian J Marcy[2]	n/a	n/a	—	—
Thomas D. Nosbusch[3]	380,000	80	304,000	15,678
Paul R. Sanderson	412,000	100	412,000	21,248
Jon B. Hunke	260,000	50	130,000	6,704
1    Mr. Thiede was awarded an additional $94,000 of time-vesting restricted stock units for his strategic work on the Separation.
2    Mr. Marcy was not eligible to receive a 2024 long-term incentive award since he joined the company in August 2024 and was not an employee at the time MDU Resources granted long-term equity awards in February 2024.
3    Mr. Nosbusch’s initial 2024 base salary was $380,000, which was approved by the MDU Resources compensation committee in November 2023 and used to calculate his target long-term equity incentive opportunity of $304,000, which represented 80% of his base salary at the time. On January 15, 2024, the MDU Resources CEO, at the recommendation of the Everus Construction CEO, approved an increase to Mr. Nosbusch’s base salary to $400,000, but did not make any changes to his target long-term equity incentive.
Effect of the Spinoffs on Long-Term Equity Awards
In connection with MDU Resources’ separation of Knife River on May 31, 2023, the provisions of the existing MDU Resources’ compensation plans required adjustments to the number and terms of outstanding employee time-vesting restricted stock units and performance share awards to preserve the intrinsic value of the equity awards immediately prior to the Knife River separation.
However, the outstanding performance share awards would no longer be subject to performance-based vesting conditions. The performance share awards were first adjusted for performance, using performance factors that were determined based on the performance of MDU Resources as of December 31, 2022. Then, at the time of the Knife River separation, all outstanding MDU Resources equity awards were converted into MDU Resources time-vesting restricted stock units. As a result, performance share awards no longer existed. The MDU Resources time-vesting restricted stock units were still set to vest according to their original vesting dates, subject to the named executive officer’s continued employment with MDU Resources.
Then, in connection with the Separation, all outstanding MDU Resources time-vesting restricted stock units held by employees of the company were converted into Everus time-vesting restricted stock units. The concentration method adjusted the number of outstanding MDU Resources stock units by applying a ratio of the pre-Separation MDU Resources closing stock price on October 31, 2024 of $28.85 compared to the post-Separation Everus closing stock price on November 1, 2024 of $52.49. Following the Separation, the converted Everus time-vesting restricted stock units were and are, as applicable, still set to vest according to their original vesting dates, subject to the named executive officer’s continued employment with the company.

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EXECUTIVE COMPENSATION
The table below shows the number of outstanding MDU Resources time-vesting restricted stock units for our named executive officers immediately prior to the Separation and the number of Everus time-vesting restricted stock units after the conversion immediately following the Separation, other than with respect to Mr. Marcy, who was never an employee of the company or MDU Resources prior to joining the company in August 2024 and, thus, never received any MDU Resources equity awards:

Name	Vesting Period	MDU Resources Restricted Stock Units Pre-Separation (#)	Converted Everus Restricted Stock Units Post-Separation (#)
Jeffrey S. Thiede	2022-2024	38,571	21,199
	2023-2025	45,572	25,047
	2024-2026	55,260	30,372
Maximillian J Marcy	—	—	—
Thomas D. Nosbusch	2022-2024	7,942	4,364
	2023-2025	9,114	5,009
	2024-2026	15,678	8,617
Paul R. Sanderson	2022-2024[1]	—	—
	2023-2025	16,818	9,243
	2024-2026	21,248	11,678
Jon B. Hunke	2022-2024	5,230	2,874
	2023-2025	6,092	3,348
	2024-2026	6,704	3,684
1    Mr. Sanderson was not an employee of MDU Resources at the time of the MDU Resources 2022-2024 long-term equity incentive award grant, and, as a result, did not receive an award for this performance period.
Vesting of the 2022-2024 Awards
The converted Everus 2022-2024 awards of time-vesting restricted stock units vested on December 31, 2024 and provided the applicable named executive officers with the following shares of Everus common stock and dividend equivalents on MDU Resources common stock that they were eligible to receive prior to the Separation:

Name	Shares Vested (#)	Dividend Equivalents ($)
Jeffrey S. Thiede	21,199	61,432
Maximillian J Marcy[1]	—	—
Thomas D. Nosbusch	4,364	12,650
Paul R. Sanderson[2]	—	—
Jon B. Hunke	2,874	8,331
1    Mr. Marcy was never an employee of the company or MDU Resources prior to joining the company in August 2024 and, thus, did not receive an award for this performance period.
2    Mr. Sanderson was not an employee of MDU Resources at the time of the MDU Resources 2022-2024 long-term equity incentive award grant, and, as a result, did not receive an award for this performance period.
2025 Target Total Compensation Preview
The compensation committee is committed to its views on performance-based compensation, and as such, is continuing to evaluate its annual cash and long-term incentive plan design to ensure proper alignment between the named executive officers, the company and our stockholders. 2025 target total compensation for the named executive officers, including base salary, target annual cash and long-term equity incentive compensation, is consistent with the 2024 post-Separation total compensation given the timing of the Separation in late 2024.
For 2025, each named executive officer’s annual cash incentive award is designed to tie performance to EBITDA, with specific adjustments as approved by the compensation committee, as well as an additional operational (safety) performance measure of Total Recordable Incident Rate (TRIR). EBITDA, as adjusted, is weighted 80% with TRIR weighted 20%. The previous ESG modifier was discontinued by the compensation committee following the 2024 performance period and will no longer apply to any of the named executive officers.

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The financial measure of EBITDA will closely align with the company’s 4EVER (Employees, Value, Execution and Relationships) strategy and long-term growth expectations.
In February 2025, our named executive officers were awarded their long-term incentive awards, comprised of 60% performance share awards and 40% time-vesting restricted stock unit awards for the 2025-2027 performance period. The performance share award performance measures are tied to long-term stockholder value creation and based upon the company’s relative TSR versus a performance peer group and achieving certain EBITDA, as adjusted targets.
The compensation committee will continue to review and update the executive compensation program, including our compensation philosophy and incentive programs, as needed, in order to support its views on performance-based compensation and its intended alignment between pay and performance.
Other Benefits
Prior to the Separation, MDU Resources provided post-employment benefit plans and programs in which certain of our named executive officers participated. Following the Separation, we have implemented our own 401(k) plan and Deferred Compensation Plan (the Everus DCP) in which our named executive officers may participate. We believe it is important to provide post-employment benefits which approximate retirement benefits paid by other employers to executives in similar positions. The MDU Resources compensation committee periodically reviewed the benefits provided to maintain a market-based benefits package, and upon the Separation, the compensation committee completes similar reviews.
Our named executive officers participated in the following plans during 2024 which are described below:

Plans	Jeffrey S. Thiede	Maximillian J Marcy	Thomas D. Nosbusch	Paul R. Sanderson	Jon B. Hunke
MDU Resources Pension Plan	No	No	Yes	No	Yes
MDU Resources 401(k) Retirement Plan	Yes	Yes	Yes	Yes	Yes
Everus 401(k) Retirement Plan	Yes	Yes	Yes	Yes	Yes
MDU Resources Deferred Compensation Plan	Yes	Yes	Yes	Yes	Yes
Everus Deferred Compensation Plan	Yes	Yes	Yes	Yes	Yes
Pension Plans
Effective in 2006, the MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees (MDU Resources Pension Plan) was closed to new non-bargaining unit employees and as of December 31, 2009, the MDU Resources pension plan was frozen. As mentioned above, only Messrs. Nosbusch and Hunke are participants in the MDU Resources Pension Plan and any amounts payable in the future under the plan will be paid by MDU Resources. For further details regarding MDU Resources’ Pension Plan, refer to the section entitled “Pension Benefits for 2024.”
401(k) Retirement Plan
In preparation for the Separation, in September 2024, the assets attributable to Everus participants in the MDU Resources Group, Inc. 401(k) Retirement Plan were spun off and separated into a new Everus 401(k) Retirement Plan (Everus 401(k) plan). The named executive officers as well as the majority of employees who are at least 18 years of age are eligible to participate in the 401(k) plan and defer annual income up to the Internal Revenue Service (IRS) limit. The named executive officers receive a company match up to 3% depending on their elected deferral rate. Contributions and the company match are invested in various funds based on the employee’s election including company common stock.
In 2010, MDU Resources began offering additional company contributions to its 401(k) plan in lieu of pension plan contributions. For MDU Resources non-bargaining unit employees hired on or after 2006 or MDU Resources employees who were not previously participants in the MDU Resources Pension Plan, the added contribution was 5% of MDU Resources’ 401(k) plan eligible compensation. For MDU Resources non-bargaining unit employees hired prior to 2006 who were participants in the MDU Resources Pension Plan, the added contributions were based on the employee’s age as of December 31, 2009. Following the Separation, the company has continued offering these additional contributions to the Everus 401(k) plan and are 9% for Messrs. Nosbusch and Hunke and 5% for Messrs. Thiede, Marcy and Sanderson. These amounts may be reduced in accordance with the provisions of the 401(k) plan to ensure compliance with IRS limits.
Deferred Compensation Plan
Prior to the Separation, MDU Resources adopted the MDU Resources Deferred Compensation Plan (MDU Resources DCP) effective January 1, 2021, which provided a select group of management and other highly compensated employees the opportunity to defer compensation for retirement and other financial purposes. Participants in the plan could have deferred a portion of their salary and/or annual cash incentive. The

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MDU Resources compensation committee, upon recommendation from MDU Resources’ CEO, approved company contributions for select participants which vest over a three-year period. Company contributions recognize the participant’s contributions to the company and serve as a retention tool. After satisfying the vesting requirements, distribution will be made in accordance with the terms of the plan. Following the Separation, assets and liabilities relating to Everus employees were transferred to the Everus DCP. Participation requirements are similar to that of the MDU Resources DCP. For further details regarding the Everus DCP, refer to the section entitled “Nonqualified Deferred Compensation for 2024.”
For 2024, in recognition of their achievements and service to MDU Resources and the company, the MDU Resources compensation committee approved company contributions of $100,000 to Mr. Thiede, $38,000 to Mr. Nosbusch, $41,200 to Mr. Sanderson, and $26,000 to Mr. Hunke. The company contributions will vest ratably over a 3-year period, subject to the named executive officer’s continued employment with the company. The contributions awarded to Messrs. Thiede, Nosbusch, Sanderson and Hunke represented approximately 17.4%, 10.0%, 10.0%, and 10.0%, of their base salaries when the MDU Resources compensation committee approved the contributions, respectively.
In August 2024, Mr. Marcy received a $100,000 contribution as part of his offer letter to join Everus, serving as a retention tool. The contribution will vest ratably over a 3-year period., subject to his continued employment with the company.
Employment and Severance Agreements
Retention Agreements
In connection with the offer letter dated July 11, 2024 for the position of vice president and CAO, Everus entered into a retention agreement with Mr. Hunke for his continued support of the transition of enterprise information technology systems and services from MDU Resources to Everus. The retention agreement provides a bonus of $50,000 payable at the end of the retention period, which is December 31, 2025.
Employment and Severance Agreements
Prior to the Separation, MDU Resources LTIP provided a “single trigger” vesting for awards granted prior to 2024 allowing for full vesting of outstanding equity awards upon a change in control with or without a qualifying termination, but introduced “double trigger” vesting beginning with the 2024 annual awards, providing for full vesting of outstanding equity awards upon the occurrence of a change in control and a qualifying termination within two years of a change in control.
In October 2024, Everus adopted the Everus Construction Group, Inc. Long-Term Incentive Plan (Everus LTIP). The Everus LTIP provides “double trigger” vesting of awards allowing for full vesting of outstanding equity awards upon a change in control and a qualifying termination within the two-year period following the change in control. Refer to the section entitled “Potential Payments upon Termination or Change in Control” for definitions of change in control and qualifying termination.
In November 2024, Everus adopted the Everus Construction Group, Inc. Change in Control Severance Plan (CIC Plan) for certain executive officers including the named executive officers which provides for cash compensation in the event of a qualifying termination following a change in control. The company adopted the CIC Plan to address potential uncertainty and keep executive officers focused on pursuing potential corporate transactions that are in the best interests of stockholders and our company regardless of whether those transactions may result in their own job loss. The CIC Plan was also adopted to assist with attracting and retaining high quality executive officers.
A participant who experiences a qualifying termination shall receive a lump sum payment equal to the sum of the accrued compensation, the prorated annual cash incentive, and a multiple of the participant's annual base salary and target annual cash incentive. The CIC Plan also provides for certain benefits related to medical costs and outplacement services. Refer to the section entitled “Potential Payments upon Termination or Change in Control” for additional information for specific benefits under the CIC Plan for the named executive officers.
Compensation Governance
Policies and Practices Related to the Grant of Equity Awards
While we do not currently grant stock options or similar option-like instruments, such as stock appreciation rights, we are providing information regarding our procedures related to the grant of equity awards close in time to the release of material non-public information.
Following the Separation, the compensation committee grants equity awards to our named executive officers, as well as other eligible company employees, on an annual basis in the first quarter of each fiscal year based upon a pre-determined schedule in advance of the grant date, or on an ad hoc basis around the hire date for any eligible new hires. However, we do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Neither our board nor our compensation committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation.

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Impact of Tax and Accounting Treatment
The compensation committee may consider the impact of tax or accounting treatment in determining compensation. There were no adjustments to the 2024 compensation program to address the impact of tax or accounting treatment by the MDU Resources compensation committee nor the compensation committee. Following the Separation, the compensation committee has considered, and will consider, the accounting and cash flow implications of various forms of executive compensation. We expense salaries and annual cash incentive compensation as earned. For our equity awards, we record the accounting expense in accordance with Accounting Standards Codification Topic 718, which is generally expensed over the vesting period.
Stock Ownership Requirements
Certain executives are required by January 1, 2030, or within five years of the individual’s appointment or promotion into an executive level position, to beneficially own our common stock equal to a multiple of their base salary as outlined in the stock ownership policy. Stock owned through our 401(k) plan, as well as unvested restricted stock units, or by a spouse is considered in ownership calculations. However, unearned performance shares do not count towards satisfaction of the ownership requirements. Stock options would also not count toward the ownership requirements, but the company does not grant these types of equity awards for incentive compensation.
The level of stock ownership compared to the ownership requirement is determined based on the closing sale price of our stock on the last trading day of the year and base salary as of December 31 of the same year. The table below shows the named executive officers’ holdings as a multiple of their base salary as of December 31, 2024.

Name	Ownership Policy Multiple of Base Salary	Actual Holdings as a Multiple of Base Salary[1]	Ownership Requirement Must Be Met By
Jeffrey S. Thiede	5X	8.0	1/1/2030
Maximillian J Marcy	3X	—	1/1/2030
Thomas D. Nosbusch	3X	3.0	1/1/2030
Paul R. Sanderson	3X	3.2	1/1/2030
Jon B. Hunke	2X	2.7	1/1/2030
1    Includes unvested restricted stock units granted in February 2023 and 2024.
All of the named executive officers had met the ownership requirement as of December 31, 2024, other than Mr. Marcy, who was not an employee of the company or MDU Resources prior to joining the company in August 2024 and, thus, never received any MDU Resources equity awards nor had he purchased any shares of the company or MDU Resources on the open market prior to December 31, 2024.
Stock Retention Requirement
For awards granted in 2024 and prior, the named executive officers must retain 50% of the net after-tax shares vested pursuant to the long-term incentive awards for the earlier of two years from the date the vested shares are issued or the named executive officer’s termination of employment. In February 2025, the aforementioned share retention requirement was discontinued and will no longer apply to any future awards, starting with the awards granted in 2025. The named executive officer is also required to retain all vested share awards net of taxes if the named executive officer has not met the stock ownership requirements under the company’s stock ownership policy for executives.
Incentive Compensation Recovery Policy
The company’s incentive compensation recovery policy, effective as of November 1, 2024, provides for the recovery of certain incentive-based compensation in the event we are required to prepare an accounting restatement. The recoverable amount is the amount of incentive-based compensation which exceeded the amount the executive officer would have received if it had been determined based on the restated financial reporting measure. The recovery of such compensation applies regardless of misconduct or other contribution to the requirement for a restatement. Incentive-based compensation includes the annual cash incentive compensation, long-term incentive compensation or any compensation granted, earned or vested based in whole or in part on the company’s attainment of a financial reporting measure. The policy is intended to comply with Rule 10D-1 of the Exchange Act and Listing Standard 303A.14 adopted by the NYSE.
Insider Trading Policy
The company’s insider trading policy prohibits executive officers, which includes our named executive officers, from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership. The insider trading policy also prohibits executive officers from holding company common stock in a margin account or pledging company securities as collateral for a loan unless the company common stock is explicitly excluded from any margin, pledge or security provisions in the customer agreement. See the “Additional Governance Features–Insider Trading Policy” section within this Proxy Statement for further details on the company’s insider trading policy.

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Compensation Committee Report
The compensation committee is primarily responsible for reviewing, approving, and overseeing the company’s compensation plans and practices and works with management and the committee’s independent compensation consultant to develop the company executive compensation programs. The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management, as required by Regulation S-K, Item 402(b). Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board that the Compensation Discussion and Analysis be included in our Proxy Statement on Schedule 14A.

Betty R. Wynn, Chair
Michael S. Della Rocca
Dale S. Rosenthal
David M. Sparby
Compensation Policies and Practices as They Relate to Risk Management
We completed our first annual risk assessment of our 2024 compensation programs and concluded that our compensation policies and practices do not create risks which could have a material adverse effect on the company. After review and discussion of the assessment with the CEO, CLO and vice president of human resources following the Separation, the company identified the following practices designed to prevent excessive risk taking:

Executive compensation practices:

•	active compensation committee review of all executive compensation programs as well as comparison of company performance to its peer group;
•	use of independent compensation consultant to assist in setting compensation pay targets and compensation structure;
•	initial determination of a position’s salary grade to be at or near the 50th percentile of base salaries paid to similar positions at peer group companies and/or relevant industry companies;
•	consideration of peer group and/or relevant industry practices to establish appropriate target compensation;
•	regular review of the companies in the peer groups to ensure appropriateness and industry match;
•	a balanced compensation mix of base salary as well as annual and long-term incentives;
•	use of interpolation for annual and long-term incentive awards;
•	compensation committee discretion to adjust any annual cash incentive award payment downward;
•
use of caps on annual cash incentive awards with a combined maximum of 250% of target in 2024 moving to 200% of target in 2025, and prior to the Separation, a combined maximum of 200% for certain MDU Resources metrics and goals;

•	ability to clawback incentive payments in the event of a financial restatement;
•	use of restricted stock units as a retention tool, with three-year vesting periods in 2024 moving to three-year ratable vesting in 2025, to discourage short-term risk-taking;
•	transition to use a combination of performance shares, which have a combined maximum of 200% of target, and restricted stock units in 2025;
•
substantive annual cash incentive goals measured by EBITDA for all named executive officers following the Separation for 2024, which is a measure important to stockholders and encourages balanced performance, and moving to multiple performance measures, including EBITDA, for all named executive officers in 2025;

•	use of financial performance metrics that are readily monitored and reviewed in 2024 moving to use of financial and operational performance metrics in 2025;
•	stock ownership requirements for board members and executives participating in the LTIP; and
•	prohibitions on holding company stock in an account that is subject to a margin call, pledging company stock as collateral for a loan, and hedging of company stock by executive officers and directors.

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table for 2024

Name and Principal Position (a)	Year (b)	Salary ($) (c)[1]	Bonus ($) (d)[2]	Stock Awards ($) (e)[3]	Non-Equity Incentive Plan Compensation ($) (g)[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)[5]	All Other Compensation ($) (i)[6]	Total ($) (j)
Jeffrey S. Thiede	2024	620,833	—	1,152,171	892,342	—	128,200	2,793,546
President and CEO	2023	550,000	—	980,883	605,138	—	131,524	2,267,545
	2022	530,000	—	860,649	613,343	—	166,470	2,170,462
Maximillian J Marcy	2024	169,934	—	—	217,788	—	222,838	610,560
Vice President, CFO and Treasurer
Thomas D. Nosbusch	2024	424,235	34,000	326,886	399,165	—	102,402	1,286,688
Executive Vice President and COO	2023	340,000	—	196,224	258,570	11,184	80,663	886,641
Paul R. Sanderson	2024	415,833	—	443,021	421,263	—	69,100	1,349,217
Vice President, CLO and Corporate Secretary	2023	233,846	—	356,710	251,300	—	6,911	848,767
Jon B. Hunke	2024	270,833	22,500	139,778	190,905	—	72,733	696,749
Vice President and CAO	2023	250,000	—	131,136	171,113	3,553	55,386	611,188
1    Amounts reported in this column represent the named executive officer’s base salary earned during the year. See the “2024 Base Salary” section within the Compensation Discussion and Analysis for further details on base salary determinations for 2024.
2     In February 2024, the MDU Resources compensation committee awarded Messrs. Nosbusch and Hunke discretionary bonuses for their work on the strategic review of Everus in 2023 of $34,000 and $22,500, respectively.
3     Amounts in this column represent the aggregate grant date fair value of MDU Resources time-vesting restricted stock unit awards, granted by the MDU Resources compensation committee prior to the Separation with approval by the MDU Resources board, calculated in accordance with generally accepted accounting principles for stock-based compensation in Accounting Standards Codification Topic 718. This column was prepared assuming none of the awards were or will be forfeited. The amounts were calculated as described in Note 10 of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. There was no incremental fair value increase in connection with the conversion of the outstanding MDU Resources time-vesting restricted stock units into outstanding Everus time-vesting restricted stock units upon the Separation which was determined by comparing the fair value of the outstanding awards before and after the Separation. See the “2024 Long-Term Incentives” section within the Compensation Discussion and Analysis for further details on the MDU Resources long-term incentive program prior to the Separation and the company’s long-term incentive program following the Separation.
4     Amounts reported in this column reflect the named executive officer’s annual cash incentive award earned by each named executive officer pursuant the MDU Resources EICP prior to the Separation and the Everus Executive Incentive Compensation Plan (Everus EICP) following the Separation. The amount for Mr. Sanderson for 2024 also includes an amount paid under the MDU Resources EICP for performance measured through September 30, 2024 for the January 1, 2024 until October 6, 2024 performance period. See the "2024 Annual Cash Incentives" section within the Compensation Discussion and Analysis for further details on the company's annual cash incentive plan.
5     The amounts shown for Messrs. Nosbusch and Hunke for 2023 represent the change in the actuarial present value for their accumulated benefits under MDU Resources’ pension plan. Since MDU Resources retained responsibility for the pension plan after Separation, no amounts are shown in 2024.

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6 The 2024 amounts in this column consist of the following items shown in the table below.

Name	Relocation ($)[1]	401(k) Plan Contributions ($)[2]	Nonqualified Deferred Compensation Plan ($)[3]	Health Savings Accounts Contributions ($)[4]	Tax Gross-Up ($)[5]	Other ($)[6]	Total ($)
Jeffrey S. Thiede	—	27,600	100,000	600	—	—	128,200
Maximillian J Marcy	118,250	4,380	100,000	208	—	—	222,838
Thomas D. Nosbusch	—	41,400	38,000	1,000	14,310	7,692	102,402
Paul R. Sanderson	—	27,600	41,200	300	—	—	69,100
Jon B. Hunke	—	32,084	26,000	1,000	13,649	—	72,733
1     Amounts reported in this column reflect relocation and housing benefits in connection with Mr. Marcy's relocation to the Bismarck, North Dakota.
2     Amounts reported in this column reflect MDU Resources contributions to its 401(k) plan, including employer matching and retirement, prior to the Separation and the company’s contributions to its 401(k) plan, including employer matching and retirement, following the Separation. The aggregate 401(k) balances in the MDU Resources 401(k) plan related to the above participants were transferred to the Everus 401(k) plan in connection with the Separation.
3     Amounts reported in this column reflect MDU Resources contribution amounts to the MDU Resources DCP, which were approved by the MDU Resources compensation committee prior to the Separation. Following the Separation, the aggregate balances in the MDU Resources DCP related to the above participants were transferred to the Everus DCP. For further information, see the section entitled “Nonqualified Deferred Compensation for 2024.”
4     Amounts reported in this column reflect company contributions to each named executive officer’s health savings account.
5     Messrs. Nosbusch and Hunke received a tax gross-up of $14,310 and $13,649, respectively, related to a retiree reimbursement account payout that was discontinued at the time of Separation. All company participants in the retiree reimbursement account received a tax gross-up payout following the discontinuance of the account.
6     Mr. Nosbusch received a vacation payout of $7,692.
Grants of Plan-Based Awards in 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
Jeffrey S. Thiede	2/15/2024	[1]	25,760	515,208	1,236,500
	2/15/2024	[2]				30,372	1,152,171
Maximillian J Marcy	8/12/2024	[1]	33,987	135,948	339,869
Thomas D. Nosbusch	2/15/2024	[1]	62,292	249,167	622,917
	2/15/2024	[2]				8,617	326,886
Paul R. Sanderson	2/15/2024	[1]	22,988	256,750	621,275
	2/15/2024	[2]				11,678	443,021
Jon B. Hunke	2/15/2024	[1]	29,792	119,167	297,917
	2/15/2024	[2]				3,684	139,778
1     Amounts represent combined total possible payouts under the annual cash incentive awards for 2024 granted pursuant to the MDU Resources EICP prior to the Separation and the Everus EICP following the Separation.
2     Represents Everus time-vesting restricted stock units that were converted from MDU Resources time-vesting restricted stock units as a result of the Separation. The MDU Resources time-vesting restricted stock units were originally granted by the MDU Resources compensation committee, as follows: Mr. Thiede 55,260 time-vesting restricted stock units, Mr. Nosbusch 15,678 time-vesting restricted stock units, Mr. Sanderson 21,248 time-vesting restricted stock units, and Mr. Hunke 6,704 time-vesting restricted stock units. There was no incremental fair value recognized in connection with the conversion to Everus restricted stock units. See the “2024 Long-Term Incentives” section within the “Compensation Discussion and Analysis” for further details on MDU Resources long-term incentive program prior to the Separation and the company’s long-term incentive program following the Separation.

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Narrative Discussion Relating to the Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Cash Incentive
Prior to the Separation, the MDU Resources compensation committee approved a target annual cash incentive award for the CEO, CFO and CLO based on a percentage of the named executive officer’s base salary. The MDU Resources compensation committee received input, analysis and recommendations from its independent compensation consultant and the MDU Resources CEO. The MDU Resources CEO approved a target annual cash incentive award for the COO and the CAO at the recommendation of the Everus Construction CEO based on a percentage of the named executive officer’s base salary. The MDU Resources compensation committee and MDU Resources management set the annual performance measures based on the achievement of financial performance goals, and for certain executives, extra performance measures based on strategic initiatives.
Upon the Separation, the target annual cash incentive awards for the CEO, COO, CLO and CAO were adjusted pursuant to the offer letters that such named executive officers entered into with Everus, effective upon the Separation, and to account for their new roles as executive officers of Everus. However, the CFO’s target annual cash incentive award remained the same following the Separation since he joined the company in August 2024 and therefore was not an employee of the company prior to the time post-Separation offer letters were extended to the named executive officers. Post-Separation target annual cash incentive awards were determined by the MDU Resources compensation committee using input, analysis and recommendations from its independent compensation consultant, the MDU Resources CEO and the Everus Construction CEO.
After the Separation, the compensation committee completed an extensive review of the annual cash incentive award program and approved the Everus annual cash incentive performance measures applicable to each named executive officer as well as the threshold, target and maximum award opportunity levels set forth in the offer letters that, in most cases, became effective upon the Separation.
All our named executive officers were awarded their annual cash incentives pursuant to both the MDU Resources EICP and the Everus EICP. The awards at threshold, target, and maximum are reflected in columns (c), (d), and (e), respectively, of the Grants of Plan-Based Awards Table. The actual amount earned, which was paid in 2025, with respect to 2024 performance is reflected in column (g) of the Summary Compensation Table.
As described in the “2024 Annual Cash Incentives” section of the “Compensation Discussion and Analysis,” payment of annual cash incentive awards is dependent upon achievement of performance measures; actual payouts may range from 25% to 250% of the target annual cash incentive depending on the performance measure.
In addition, the ESG modifier added or deducted up to 5% of the CEO’s annual incentive target for the full year, based on the compensation committee’s assessment. Whereas, the ESG modifier added or deducted up to 5% of the CLO’s annual incentive target, prorated as applicable, based on MDU Resources compensation committee’s assessment through September 30, 2024 for the January 1, 2024 until October 6th performance period and the compensation committee’s assessment for the October 7, 2024 until October 31, 2024 performance period.
Depending on the time period, the individual, and the performance measure, either the MDU Resources compensation committee, the compensation committee or the board had full discretion to determine the extent to which goals have been achieved, the payment level, and whether to adjust payment of awards downward based upon individual performance. For further discussion of the specific 2024 annual cash incentive plan performance measures and results, see the “2024 Annual Cash Incentives” section in the “Compensation Discussion and Analysis.”
Long-Term Incentive
In February 2024, with the then-pending Separation, the MDU Resources compensation committee recommended long-term incentive awards for the named executive officers in the form of MDU Resources time-vesting restricted stock units, and the MDU Resources board approved the awards at its meeting on February 15, 2024. The value of the MDU Resources long-term incentive award was based on the grant date fair value and is included in the amount recorded in column (e) of the Summary Compensation Table and column (l) of the Grants of Plan-Based Awards Table.
The time-vesting restricted stock units shown in column (i) of the Grants of Plan-Based Awards Table represent the number of converted Everus restricted stock units following the conversion associated with the Separation. In connection with the Separation, all outstanding MDU Resources time-vesting restricted stock unit awards held by company employees, including the named executive officers, were converted to Everus time-vesting restricted stock units. The purpose of the conversion methodology used was to maintain the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value of each award immediately prior to the Separation. The converted Everus time-vesting restricted stock unit awards are subject to the same terms and conditions as the original MDU Resources time-vesting restricted stock unit awards granted prior to the Separation.

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The converted Everus 2022-2024 time-vesting restricted stock unit awards vested on the original vesting date of December 31, 2024. The remaining outstanding awards, which consist of 2023-2025 and 2024-2026 Everus time-vesting restricted stock unit awards, will vest on the original vesting schedules of December 31, 2025 and 2026, respectively, if the named executive officers remain employed with the company through the vesting dates. Settlement of the aforementioned Everus time-vesting restricted stock unit awards along with payments of dividend equivalents, if any, occurred or will occur, as applicable, in February 2025, 2026 and 2027, respectively.
Employment Agreements
MDU Resources entered into offer letters with each of our named executive officers. Other than with respect to Mr. Marcy, as described below, these offer letters became effective and, to the extent applicable, we assumed such agreements, as of the Separation Date. The material terms of these offer letters are described below.
Jeffrey S. Thiede
Mr. Thiede received an offer letter dated July 11, 2024, setting forth his compensation for the role of president and chief executive officer of Everus following the Separation. The offer letter provided that effective as of, and subject to the occurrence of, the Separation, Mr. Thiede’s annual base salary would be $850,000, his target annual cash incentive opportunity would be 110% of base salary and, if the Separation occurred during 2024, his long-term incentive equity award opportunity for 2025 would be 300% of base salary.
As described in the offer letter, Mr. Thiede’s target annual cash incentive opportunity for 2024 was determined on a pro rata basis for the time in each of the positions he held during 2024.
Mr. Thiede also received a contribution to the company’s nonqualified deferred compensation plan of $100,000 in 2024, which will vest ratably over a 3-year period.
Maximillian J Marcy
Mr. Marcy received an offer letter dated July 11, 2024, setting forth his compensation for the role of vice president, chief financial officer and treasurer of Everus effective August 12, 2024. The offer letter provided Mr. Marcy with a base salary of $438,000, a target annual cash incentive opportunity of 80% of base salary (which would be prorated based on the number of days worked at the company) and, if the Separation occurred during 2024, a long-term incentive equity award opportunity for 2025 of 150% of base salary.
Mr. Marcy’s target annual cash incentive opportunity for 2024 was determined on a pro rata basis for the number of days worked at Everus during 2024.
Mr. Marcy also received a contribution to the company’s nonqualified deferred compensation plan of $100,000 in 2024, which will vest ratably over a 3-year period. The offer letter included a relocation bonus of $100,000 for Mr. Marcy to relocate to Bismarck, North Dakota.
Thomas D. Nosbusch
Mr. Nosbusch received an offer letter dated August 15, 2024, setting forth his compensation for the role as executive vice president and chief operating officer of Everus following the Separation. The offer letter provided that effective as, and subject to the occurrence of, the Separation, Mr. Nosbusch’s base salary would be $550,000, his target annual cash incentive opportunity would be 90% of base salary and, if the Separation occurred during 2024, his long-term incentive equity award opportunity for 2025 would be 150% of base salary.
As described in the offer letter, Mr. Nosbusch’s target annual cash incentive opportunity for 2024 was determined on a pro rata basis for the time in each of the positions he held during 2024.
Mr. Nosbusch also received a contribution to the company’s nonqualified deferred compensation plan of $38,000 in 2024, which will vest ratably over a 3-year period.
Paul R. Sanderson
Mr. Sanderson received an offer letter dated July 11, 2024, setting forth his compensation for the role of vice president, chief legal officer and corporate secretary of Everus effective on the date immediately prior to the Separation unless an earlier transfer date was otherwise agreed upon by MDU Resources and Everus. The offer letter provided Mr. Sanderson with a base salary of $435,000, a target annual cash incentive opportunity of 70% of base salary and, if the Separation occurred during 2024, a long-term incentive equity award opportunity for 2025 of 110% of base salary.

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As described in the offer letter, Mr. Sanderson’s target annual cash incentive opportunity for 2024 was determined on a pro rata basis for the time in each of the positions he held during 2024.
Mr. Sanderson also received a contribution to the company’s nonqualified deferred compensation plan of $41,200 in 2024, which will vest ratably over a 3-year period.
Jon B. Hunke
Mr. Hunke received an offer letter dated July 11, 2024, setting forth his compensation for the role of vice president and chief accounting officer of Everus following the Separation. The offer letter provided that effective as, and subject to the occurrence of, the Separation, Mr. Hunke’s annual base salary would be $325,000, his target annual cash incentive opportunity would be 40% of base salary and, if the Separation occurred during 2024, his long-term incentive equity award opportunity for 2025 would be 60% of base salary.
As described in the offer letter, Mr. Hunke’s target annual cash incentive opportunity for 2024 was determined on a pro rata basis for the time in each of the positions he held during 2024.
Mr. Hunke also received a contribution to the company’s nonqualified deferred compensation plan of $26,000 in 2024, which will vest ratably over a 3-year period.
Retention Agreement
In connection with Mr. Hunke’s offer letter, we entered into a retention agreement with Mr. Hunke, dated July 11, 2024, for his continued support of the transition of enterprise information technology systems and services from MDU Resources to Everus. The retention agreement provides for a bonus of $50,000 payable at the end of the retention period, which is December 31, 2025.
Salary and Bonus in Proportion to Total Compensation
The following table shows the proportion of salary and bonus to total compensation as presented in the Summary Compensation Table. For 2024, salary and total compensation are representative of the combined prorated compensation amounts based off of compensation packages for periods prior to and after the Separation.
Bonuses for purposes of this table and the Summary Compensation Table refer to discretionary payments to named executive officers outside of the MDU Resources EICP and the Everus EICP, as described above. In February 2024, the MDU Resources compensation committee awarded Messrs. Nosbusch and Hunke discretionary bonuses for their work on the strategic review of Everus of $34,000 and $22,500, respectively.

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a % of Total Compensation
Jeffrey S. Thiede	620,833	—	2,793,546	22.2%
Maximillian J Marcy	169,934	—	610,560	27.8%
Thomas D. Nosbusch	424,235	34,000	1,286,688	35.6%
Paul R. Sanderson	415,833	—	1,349,217	30.8%
Jon B. Hunke	270,833	22,500	696,749	42.1%

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EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End 2024

		Stock Awards
Name (a)	Grant Date (b)	Number of Shares or Units of Stock That Have Not Vested (#) (g)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)[2]
Jeffrey S. Thiede	2/16/2023	25,047	1,646,840
	2/15/2024	30,372	1,996,959
Maximillian J Marcy[3]	—	—	—
Thomas D. Nosbusch	2/16/2023	5,009	329,342
	2/15/2024	8,617	566,568
Paul R. Sanderson	7/11/2023	9,243	607,727
	2/15/2024	11,678	767,829
Jon B. Hunke	2/16/2023	3,348	220,131
	2/15/2024	3,684	242,223
1     The 2023 long-term incentive awards consisted solely of time-vesting restricted stock units granted by the MDU Resources compensation committee due to the then-pending Knife River spinoff. Upon completion of the Knife River spinoff, all outstanding MDU Resources equity awards were converted into MDU Resources time-vesting restricted stock units for employees still employed by MDU Resources at such time based on the pre-Knife River spinoff MDU Resources stock price compared to the post-Knife River spinoff MDU Resources stock price.
Likewise, the 2024 long-term incentive awards consisted solely of time-vesting restricted units granted by the MDU Resources compensation committee due to the then-pending Separation. Then, upon Separation, all outstanding MDU Resources equity awards, which consisted solely of MDU Resources time-vesting restricted stock units, held by company employees were converted to Everus time-vesting restricted stock units based on the pre-Separation MDU Resources stock price on October 31, 2024 compared to the post-Separation Everus stock price on November 1, 2024. The 2023 time-vesting restricted stock units are scheduled to vest in full on December 31, 2025, and the 2024 time-vesting restricted stock units are scheduled to vest in full on December 31, 2026, in each case, subject to continued employment with the company. See the “2024 Long-Term Incentives” section within the “Compensation Discussion and Analysis” for further details on MDU Resources long-term incentive program prior to the Separation and the company’s long-term incentive program following the Separation.
2     Value based on the number of unvested time-vesting restricted stock units reflected in column (g) multiplied by $65.75, the closing stock price of the company’s common stock on the last trading day of 2024.
3     Mr. Marcy did not hold any unvested stock awards as of December 31, 2024.
Option Exercises and Stock Vested During 2024

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)[1]	Value Realized on Vesting ($) (e)[2]
Jeffrey S. Thiede	21,199	1,455,266
Maximillian J Marcy	—	—
Thomas D. Nosbusch	4,364	299,583
Paul R. Sanderson	—	—
Jon B. Hunke	2,874	197,296
1     Reflects the aggregate number of shares that vested on December 31, 2024, under the 2022 MDU Resources awards, plus dividend equivalents. The 2022 awards initially consisted of MDU Resources time-vesting restricted stock units and performance shares, but with the Knife River spinoff, all outstanding MDU Resources equity awards were converted to MDU Resources time-vesting restricted stock units for employees still employed by MDU Resources at such time. Then, upon Separation, all outstanding MDU Resources equity awards, which consisted solely of MDU Resources time-vesting restricted stock units, held by company employees were converted to Everus time-vesting restricted stock units.
2     Calculated by multiplying the number of vested stock awards by the closing stock price of our common stock on the vest date, $65.75, plus dividend equivalents..

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EXECUTIVE COMPENSATION
Pension Benefits for 2024
Messrs. Nosbusch and Hunke are participants in the MDU Resources Pension Plan, which applies to MDU Resources employees hired before 2006 and was amended to cease benefit accruals as of December 31, 2009. Following the Separation, MDU Resources retained responsibility for the pension plan liabilities related to Messrs. Nosbusch and Hunke. The company does not maintain a defined benefit pension plan for any of its named executive officers.
Nonqualified Deferred Compensation for 2024
Deferred Compensation Plan
Prior to the Separation, certain participants of the company were eligible to participate in the MDU Resources DCP. In 2012, MDU Resources established a nonqualified deferred compensation plan for certain key management employees, including certain employees of the company. In 2020, the plan was frozen to new participants and no new MDU Resources contributions were made to the plan after December 31, 2020. Vesting for participants not fully vested was retained. To replace the plan originally established in 2012, a new nonqualified deferred compensation plan, the MDU Resources Group, Inc. DCP, was adopted in 2020 by MDU Resources, effective January 1, 2021. Under the MDU Resources DCP, participants can defer up to 80% of base salary and up to 100% of their annual cash incentive payment. MDU Resources provides discretionary credits to select individuals recommended by the MDU Resources CEO and approved by the MDU Resources compensation committee. Participants are 100% vested in their contributions of salary and/or annual cash incentive but vesting of discretionary employer credits occurs ratably over three years. Participants can establish one or more retirement or in-service accounts which capture the hypothetical investment experience based on a suite of investment options. Participants may elect to receive their vested contributions and investment earnings either in a lump sum or in annual installments over a period of years upon a qualifying distribution event. Plan benefits become fully vested if the participant dies, becomes disabled while actively employed or attains age 65 with completing ten years of service. In the event of termination within one year of a change in control, plan benefits become fully vested and payable in a lump sum. Benefits are forfeited if the participant’s employment is terminated for cause.
Following the Separation, the company adopted the Everus DCP, which is largely subject to the same terms and conditions as the MDU Resources DCP. In connection with the Separation, aggregate earnings and balances for named executive officers under the MDU Resources DCP were transferred to the Everus DCP. The original 2012 MDU Resources deferred compensation plan balances stayed with MDU Resources, who retained the responsibility for the associated liabilities.
The table below includes individual deferrals of salary and/or annual cash incentive and company contributions made during 2024 under the MDU Resources DCP and the Everus DCP. Aggregate balances represent the participant’s balances under the Everus DCP.

Name (a)	Executive Contributions in Last FY ($) (b)[1]	Registrant Contributions in Last FY ($) (c)[2]	Aggregate Earnings in Last FY ($) (d)[3]	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)[4]

Jeffrey S. Thiede	—	100,000	31,473	—	444,355
Maximillian J Marcy	—	100,000	942	—	100,942
Thomas D. Nosbusch	—	38,000	50,095	—	600,764
Paul R. Sanderson	31,072	41,200	7,606	—	79,878
Jon B. Hunke	—	26,000	37,058	—	200,999
1     Amounts shown are included in the Salary and Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table.
2     Amounts shown are included in the All Other Compensation column of the Summary Compensation Table. Represents contributions made in 2024 by MDU Resources prior to the Separation under the MDU Resources DCP, except for Mr. Marcy. The contribution for Mr. Marcy was made by MDU Resources under the Everus DCP.
3     Amounts shown reflect hypothetical investment returns to individual accounts based on a suite of investment options. None of the investment returns constitute above-market earnings.
4     The sum of contributions and credited earnings on those deferrals, less withdrawals. Of these totals, the following contribution amounts have been included in the Summary Compensation Table in prior years: $300,000 (Mr. Thiede), consisting of $100,000 for each year from 2021-2023, $49,142 (Mr. Nosbusch) for 2023, and $28,892 (Mr. Hunke) for 2023. As noted above, MDU Resources has retained responsibility for the original 2012 MDU Resources deferred compensation plan balances and thus, contributions prior to 2021 to that plan are not included in the aggregate balance above.

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EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
The Potential Payments upon Termination or Change in Control Table shows the payments and benefits our named executive officers would receive in connection with a variety of employment termination scenarios or upon a change in control. The scenarios include:
•Voluntary Termination Not Associated With a Change in Control;
•Death;
•Disability;
•Change in Control With “Qualifying Termination” (as defined below); and
•Change in Control Without “Qualifying Termination”.
For the named executive officers, the information assumes the terminations, resignations or the change in control occurred on December 31, 2024.
The table excludes compensation and benefits our named executive officers would earn during their employment with us whether or not a termination or change of control event had occurred. The table also does not include benefits under plans or arrangements generally available to all salaried employees and that do not discriminate in favor of the named executive officers, such as accrued vacation pay, continuation of health care benefits, and life insurance benefits. The tables also do not include deferred compensation under the Everus EICP or the Everus DCP. These amounts are shown and explained in the “Nonqualified Deferred Compensation for 2024” table.
Compensation
Prior to the Separation, MDU Resources LTIP provided “single trigger” vesting for awards granted prior to 2024 allowing for full vesting of outstanding equity awards upon a change in control with or without a qualifying termination, but introduced “double trigger” vesting beginning with the 2024 annual awards, providing for full vesting of outstanding equity awards upon the occurrence of a change in control and a qualifying termination within two years of a change in control.
In October 2024, Everus adopted the Everus LTIP. The Everus LTIP provides “double trigger” vesting of awards allowing for full vesting of outstanding equity awards upon a change in control (as defined below) and a qualifying termination (as defined below).
In November 2024, Everus adopted the CIC Plan which provides the following benefits to our named executive officers if their employment is deemed a “qualifying termination”. A “qualifying termination” means a termination, during the two-year period beginning on and including the date of a “change in control”, by the executive for “good reason” or by the company other than for “cause”, death, or disability (in each case, as defined below and in the CIC Plan).
•Participants will receive a lump sum payment in cash equal to the sum of (i) annual base salary through the date of termination, (ii) any annual cash incentive earned for a performance period that was completed prior to the date of termination, (iii) any accrued and unused vacation pay or other paid time off, and (iv) any unreimbursed business expenses, as of the date of termination.
•Participants will receive a lump sum payment in cash or provision of the benefit in kind, as applicable, equal to the sum of (i) cash amount equal to a prorated portion of their target annual cash incentive for the fiscal year in which the termination occurs, reduced by any annual cash incentive already paid or entitled for the same period and (ii) cash amount equal to the product of a multiple, which is determined by their tier level, and the sum of their annual base salary and target annual cash incentive. The multiple is 3x for the CEO and 2x for other named executive officers.
•Participants will receive a cash amount equal to the product of the same multiple and the employer portion of the costs of continued insurance coverage under the company's healthcare benefit plans, including medical, prescription, dental and vision coverage, for a period of 12 months.
•Participants will receive outplacement services provided by a vendor retained by the company, the cost of which shall not exceed $10,500.
Participants will have their payments reduced to the extent necessary to avoid the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, if such reduction would result in a greater net after-tax benefit for the participant. Participants will also have their payments reduced by any severance payments or similar benefits provided during any notice period, pay in lieu of notice, or mandated termination indemnities under any other plan, agreement or statutory scheme.
For purposes of the CIC Plan, “cause” means (a) the participant’s fraud or dishonesty that has resulted, or is likely to result, in material economic damage to the company or a subsidiary, or (b) the participant’s willful nonfeasance, if such nonfeasance is not cured within ten (10)

76 Everus Construction Group, Inc. Proxy Statement

EXECUTIVE COMPENSATION
days of written notice from the company or a subsidiary, in each case as determined in good faith by a vote of at least two-thirds of the non-employee members of the board at a meeting of the board at which the participant is provided an opportunity to be heard.
For purposes of the CIC Plan, “good reason” means the occurrence of any of the following without the applicable participant’s prior written consent:
•a reduction of annual base salary, target annual incentive, or target annual long-term incentive opportunity, in each case, from that in effect immediately prior to the change in control, or if higher, that in effect at any time thereafter;
•a relocation of primary place of employment by more than 50 miles; or
•any material reduction in titles, authority, reporting relationship, duties or responsibilities.
For purposes of the CIC Plan, “disability” means the absence of the participant from his or her duties with the company on a full-time basis for one hundred and eighty (180) consecutive business days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the company or its insurers and acceptable to the participant or the participant’s legal representative.
For purposes of the CIC Plan, “change in control” has the meaning as set forth below:
•the acquisition by an individual, entity, or group of beneficial ownership of 20% or more of either: (i) our outstanding common stock or (ii) the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, subject to certain exceptions;
•a majority of our board of directors whose election or nomination was not approved by a majority of the incumbent board members, subject to certain exceptions;
•consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets, unless our stockholders immediately prior to the transaction beneficially own more than 60% of the outstanding common stock and voting power of the resulting corporation in substantially the same proportions as before the merger, no person beneficially owns 20% or more of the resulting corporation’s outstanding common stock or voting power except for any such ownership that existed before such transaction and at least a majority of the board of the resulting corporation is comprised of our directors; or
•stockholder approval of a complete liquidation or dissolution of the company.
In the case of a change in control without qualifying termination, the outstanding Everus time-vesting restricted stock unit awards granted in 2024 would be subject to replacement award opportunities for the named executive officers. It is assumed replacement award opportunities would be granted by the acquirer for purposes of the Potential Payments upon Termination or Change in Control Table below. If not, vesting of the outstanding Everus time-vesting restricted stock unit awards granted in 2024 would be accelerated upon the change in control.
All our named executive officers were granted their 2024 annual cash incentive award under the MDU Resources EICP or Everus EICP, as applicable, neither of which had a change in control provision in regards to annual cash incentive compensation other than for deferred compensation. The Everus EICP requires participants to remain employed with the company through the service year to be eligible for a payout unless otherwise determined by the compensation committee for named executive officers or employment termination after age 65. All our scenarios assume a termination, resignation or change in control event on December 31. In these scenarios, the named executive officers would be considered employed for the entire performance period and would be eligible to receive their annual cash incentive award based on the level that the performance measures were achieved. Therefore, no amounts are shown for annual cash incentives in the tables for our named executive officers, as they would be eligible to receive their annual cash incentive award with or without a termination, resignation or change in control on December 31, 2024.
All named executive officers, excluding Mr. Marcy due to employment start date, were initially granted their long-term equity incentive awards under the MDU Resources LTIP, which consisted solely of time-vesting restricted stock units, and, following the Separation, such awards are governed by the terms of the Everus LTIP.
The restricted stock unit award agreement provides that time-vesting restricted stock units are forfeited if the participant’s employment terminates for situations other than death, disability or change in control (voluntary termination not associated with a change in control) before reaching age 55 and completing 10 years of service.
However, if a participant’s employment terminates due to voluntary termination not associated with a change in control after reaching age 55 and completing 10 years of service, time-vesting restricted stock units are prorated as follows:
•termination of employment during the first year of the vesting period = time-vesting restricted stock units are forfeited;

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EXECUTIVE COMPENSATION
•termination of employment during the second year of the vesting period = time-vesting restricted stock units are prorated based on the number of months employed during the vesting period; and
•termination of employment during the third year of the vesting period = full amount of any time-vesting restricted stock units are received.
In situations of death or disability, the time-vesting restricted stock units would be prorated based on the number of full months of employment completed prior to death or disability during the vesting period.
For 2024, our outstanding equity awards include time-vesting restricted stock units originally granted by the MDU Resources compensation committee in 2023 and 2024. Then, upon the Separation, all MDU Resources time-vesting restricted stock units held by company employees were converted into Everus time-vesting restricted stock units. The time-vesting restricted stock units granted in 2022 vested on December 31, 2024 pursuant to their terms, as adjusted to account for the Separation. In the case of a voluntary termination not associated with a change in control on December 31, 2024, Mr. Thiede would forfeit his 2024 time-vesting restricted stock units but vest in his 2023 time-vesting restricted stock units based on a proration of 24 out of 36 months (2/3). Since the other named executive officers that hold outstanding equity awards, namely Messrs. Nosbusch, Sanderson and Hunke, have not reached age 55, in the case of a voluntary termination not associated with a change in control on December 31, 2024, they would forfeit their time-vesting restricted stock units.
In the case of termination due to death or disability on December 31, 2024, all our named executive officers, excluding Mr. Marcy who had not yet received any equity awards as of December 31, 2024, would vest in 1/3 of the 2024 time-vesting restricted stock units based on 12 out of 36 months of the vesting period and 2/3 of the 2023 time-vesting restricted stock units based on 24 out of 36 months of the vesting period.
For purposes of calculating the time-vesting restricted stock units value shown in the Potential Payments upon Termination or Change in Control Table, the number of time-vesting restricted stock units was multiplied by the closing stock price for the last trading day of the year, which was $65.75 on December 31, 2024. Dividend equivalents based on the number of vesting shares are also included in the amounts presented.
Potential Payments upon Termination or Change in Control Table

Executive Benefits and Payments upon Termination or Change in Control	Voluntary Termination Not Associated With a Change in Control ($)	Death ($)	Disability ($)	Change in Control (With Qualifying Termination) ($)	Change in Control (Without Qualifying Termination) ($)
Jeffrey S. Thiede
Severance	—	—	—	6,393,806	—
Equity Awards	1,128,352	1,801,005	1,801,005	3,710,487	1,692,529
Total	1,128,352	1,801,005	1,801,005	10,104,293	1,692,529
Maximillian J Marcy
Severance	—	—	—	1,999,904	—
Equity Awards	—	—	—	—	—
Total	—	—	—	1,999,904	—
Thomas D. Nosbusch
Severance	—	—	—	2,657,704	—
Equity Awards	—	416,451	416,451	911,005	338,479
Total	—	416,451	416,451	3,568,709	338,479
Paul R. Sanderson
Severance	—	—	—	1,856,204	—
Equity Awards	—	670,805	670,805	1,394,225	618,323
Total	—	670,805	670,805	3,250,429	618,323
Jon B. Hunke
Severance	—	—	—	1,112,704	—
Equity Awards	—	232,416	232,416	471,009	226,239
Total	—	232,416	232,416	1,583,713	226,239

78 Everus Construction Group, Inc. Proxy Statement

EXECUTIVE COMPENSATION
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information regarding the Compensation Actually Paid (CAP), as defined by SEC rules, to our named executive officers versus company financial performance. As permitted by SEC rules, we are providing such disclosure for only 2024, because we were not a reporting company pursuant to Section 13(a) or 15(d) of the Exchange Act prior to such year. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable year. Please refer to the “Compensation Discussion and Analysis” section in this Proxy Statement for a complete description of how executive compensation relates to company performance and how the compensation committee makes its decisions.

Year[1]	Summary Compensation Table Total Compensation for Principal Executive Officer (PEO)[2] ($)	Compensation Actually Paid to PEO[3] ($)	Average Summary Compensation Table Total Compensation for Non-PEO Named Executive Officers[4] ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[5] ($)	Value of initial fixed $100 investment based on:		Net Income[8] (in thousands) ($)	Company Selected Measure - EBITDA, as Adjusted[9] (in thousands) ($)
					Total Stockholder Return[6] ($)	Peer Group Total Stockholder Return[7] ($)
2024	2,793,546	5,065,950	985,804	1,345,531	125.26	101.69	143,421	241,440
1    Our PEO for 2024 was Jeffrey S. Thiede. Our non-PEO named executive officers for 2024 were Maximillian J Marcy, Thomas D. Nosbusch, Paul R. Sanderson and Jon B. Hunke.
2     Represents Mr. Thiede’s total compensation as shown in the Summary Compensation Table (SCT) for 2024.
3    To arrive at 2024 CAP for Mr. Thiede, total compensation as reported in the SCT was adjusted for the following:

SCT Total Compensation for the PEO	$2,793,546
less: Reported Value of Stock Awards in the SCT[a]	(1,152,171)
plus: Year-end Fair Value of Equity Awards Granted in the Year that are Unvested	2,017,958
plus: Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested	761,832
plus: Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	644,785
CAP for the PEO	$5,065,950
a    Equity compensation grant date and year-end fair value for time-vesting awards were determined by the closing stock price on the date of grant or year-end, as applicable.
4    Represents the average total compensation of our non-PEO named executive officers as shown in the SCT for 2024.
5    To arrive at the Average 2024 CAP for our non-PEO named executive officers, total compensation as reported in the SCT was adjusted for the following:

Average of SCT Total Compensation for Non-PEO Named Executive Officers	$985,804
less: Reported Value of Stock Awards in the SCT[a]	(227,421)
plus: Year-end Fair Value of Equity Awards Granted in the Year that are Unvested	398,300
plus: Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested	133,823
plus: Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	55,025
Average CAP for the Non-PEO Named Executive Officers	$1,345,531
a    Equity compensation grant date and year-end fair value for time-vesting awards were determined by the closing stock price on the date of grant or year-end, as applicable.
6     Represents value of $100 invested in company stock on November 1, 2024 (the date we became an independent publicly traded company) assuming dividends are reinvested in company stock at the frequency paid.
7    Represents the value of $100 invested in the company’s peer group on November 1, 2024 (the date we became an independent publicly traded company) assuming dividends are reinvested in each component issuer’s company stock in the peer group at the frequency paid. For purposes of this disclosure for 2024, our peer group was selected by our management that includes public companies within our industry. The companies in the peer group were selected to represent a broad group of publicly held corporations with operations similar to ours, and includes Comfort Systems USA, Inc., EMCOR Group Inc., IES Holdings, Inc., MYR Group, Inc., MasTec, Inc., Primoris Services Corporation and Quanta Services (Peer Group). This Peer Group is the same peer group used in the stock performance graph required by Item 201(e) of Regulation S-K included in our 2024 Annual Report on Form 10-K. For purposes of calculating the Peer Group total stockholder return, the total stockholder returns of each component issuer of the group were weighted according to the respective issuers’ stock market capitalization on November 1, 2024.
8     Represents GAAP Net income reported for the company in 2024. Net income for periods prior to the Separation was attributable to MDU Resources’ construction services segment.

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EXECUTIVE COMPENSATION
9    EBITDA is a non-GAAP financial measure and is calculated by adding back interest expense, income taxes, depreciation and amortization to net income. EBITDA, as adjusted, is a non-GAAP financial measure and is defined as EBITDA, with adjustments for specific situations approved by the compensation committee. Potential adjustments include the effect on EBITDA from asset sales, dispositions or retirements; effect on EBITDA from transaction costs incurred for acquisitions, divestitures, mergers, spin-offs, or other strategic transactions, including differences in interest costs from those assumed in the company’s original plan; the effect on EBITDA from withdrawal liabilities relating to multiemployer pension plans; effect on EBITDA of corporate overhead allocation difference; and the effect on EBITDA of approved retention agreement costs which differ from costs included in the company’s original plan.
2024 Most Important Financial Measures
The financial performance measures identified as the most important measures used by the company to link PEO and non-PEO named executive officer 2024 CAP to company performance are listed below in unranked order each of which is described in more detail in the “Compensation Discussion and Analysis.”

Performance Metrics Most Closely Linked to CAP for 2024
Net income
EBITDA, as adjusted
Combined MDU Resources Business Segment Earnings, as adjusted
Descriptions of the Information Presented in the Pay Versus Performance Table
We are providing the following graphics to illustrate the relationship between our PEO CAP and our non-PEO named executive officers’ CAP as a group and company performance, as set forth and described in and under the “Pay Versus Performance” table, including the company’s net income and EBITDA, as adjusted. In addition, we are providing a graphic to illustrate the relationship between the company’s total stockholder return (TSR) and our Peer Group’s TSR.
CAP vs. TSR
The following chart depicts the PEO and average non-PEO named executive officer CAP compared to the company’s TSR and the Peer Group’s TSR as of December 31, 2024. The calculations of the company’s TSR and the Peer Group’s TSR are described above in footnotes 6 and 7 to the PEO and the average non-PEO named executive officer CAP tables above.

80 Everus Construction Group, Inc. Proxy Statement

EXECUTIVE COMPENSATION
CAP vs. Net Income
The following chart depicts the PEO and average non-PEO named executive officer CAP compared to the company’s net income for 2024.
CAP vs. EBITDA, As Adjusted
The following chart depicts the PEO and average non-PEO named executive officer CAP compared to the company’s EBITDA, as adjusted, for 2024.

Everus Construction Group, Inc. Proxy Statement 81

AUDIT MATTERS

AUDIT MATTERS
ITEM 4: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
Deloitte & Touche LLP has served as MDU Resources’ independent registered public accounting firm since fiscal year 2002. Upon the Separation, Deloitte & Touche LLP was appointed as the company’s independent registered public accounting firm. The audit committee at its February 2025 meeting appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025. The board concurred with the audit committee’s decision.
Although your ratification vote will not affect the appointment or retention of Deloitte & Touche LLP for 2025, the audit committee will consider your vote in determining its appointment of our independent registered public accounting firm for the next fiscal year. The audit committee, in appointing our independent registered public accounting firm, reserves the right, in its sole discretion, to change an appointment at any time during a fiscal year if it determines that such a change would be in our best interests.
A representative of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions. We do not anticipate that the representative will make a prepared statement at the annual meeting; however, they will be free to do so if they choose.

The board of directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025 requires the affirmative vote of a majority of the shares of our common stock present online or represented by proxy at the annual meeting and entitled to vote on the proposal. Abstentions will count as votes against this proposal. We do not expect any broker non-votes on the proposal.
Annual Evaluation and Selection of Deloitte & Touche LLP
The audit committee annually evaluates the performance of its independent registered public accounting firm, including the senior audit engagement team, and determines whether to re-engage the current independent accounting firm or consider other firms. Factors considered by the audit committee in deciding whether to retain the current independent accounting firm include:
•Deloitte & Touche LLP’s capabilities considering the complexity of our business and the resulting demands placed on Deloitte & Touche LLP in terms of technical expertise and knowledge of our industry and business;
•the quality and candor of Deloitte & Touche LLP’s communications with the audit committee and management;
•Deloitte & Touche LLP’s independence;
•the quality and efficiency of the services provided by Deloitte & Touche LLP, including input from management on Deloitte & Touche LLP’s performance and how effectively Deloitte & Touche LLP demonstrated its independent judgment, objectivity, and professional skepticism;
•the workload capacity and resources of Deloitte & Touche LLP’s senior audit engagement team;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on Deloitte & Touche LLP and its peer firms; and
•the appropriateness of Deloitte & Touche LLP’s fees, tenure as our independent auditor, including the benefits of a longer tenure, and the controls and processes in place that help ensure Deloitte & Touche LLP’s continued independence.
Based on this evaluation, the audit committee and the board believe that retaining Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025, is in the best interests of our company and its stockholders.
Deloitte & Touche LLP’s lead engagement partner for our audit was appointed in 2024. The audit committee oversees the process for, and ultimately approves, the selection of the lead engagement partner.

82 Everus Construction Group, Inc. Proxy Statement

AUDIT MATTERS
Audit Fees and Non-Audit Fees
The following table summarizes the aggregate fees that our independent registered public accounting firm, Deloitte & Touche LLP, billed or is expected to bill us for professional services rendered for 2024. Prior to the Separation, MDU Resources paid any audit, audit-related, tax or other fees related to our business.

2024 ($)
Audit Fees [1]	1,645,000
Audit-Related Fees[2]	1,895
Tax Fees[3]	—
All Other Fees	—
Total Fees	1,646,895
1    Audit fees for 2024 consisted of fees for the annual audit of our consolidated financial statements, reviews of quarterly financial statements, and other filings with the SEC, including engagement-related expenses.
2    Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and internal control over financial reporting. These fees also include fees for accounting research software tools.
3    Tax fees represent fees for tax planning, advice and compliance related to U.S. federal, state and local matters and review of U.S. federal, state and local tax returns.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
The audit committee pre-approved all services Deloitte & Touche LLP performed in 2024 in accordance with the pre-approval policy and procedures the audit committee adopted in 2024. This policy is designed to achieve the continued independence of Deloitte & Touche LLP and to assist in our compliance with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and related rules of the SEC.
The policy defines the permitted services in each of the audit, audit-related, tax, and all other services categories, as well as prohibited services. The pre-approval policy requires management to submit annually for approval to the audit committee a service plan describing the scope of work and anticipated cost associated with each category of service. At each regular audit committee meeting, management reports on services performed by Deloitte & Touche LLP and the fees paid or accrued through the end of the quarter preceding the meeting. Management may submit requests for additional permitted services before the next scheduled audit committee meeting to the designated member of the audit committee, currently audit committee chair David M. Sparby, for approval. The designated member updates the audit committee at the next regularly scheduled meeting regarding any services approved during the interim period. At each regular audit committee meeting, management may submit to the audit committee for approval a supplement to the service plan containing any request for additional permitted services.
In addition, prior to approving any request for audit-related, tax, or all other services of more than $50,000, Deloitte & Touche LLP is required to provide a statement setting forth the reasons why rendering of the proposed services does not compromise Deloitte & Touche LLP’s independence. This description and statement by Deloitte & Touche LLP may be incorporated into the service plan or included as an exhibit thereto or may be delivered in a separate written statement.

Everus Construction Group, Inc. Proxy Statement 83

AUDIT MATTERS
Audit Committee Report
The audit committee assists the board in fulfilling its oversight responsibilities and serves as a communication link among the board, management, the independent auditors, and the internal auditors. The audit committee (a) assists the board’s oversight of (i) the integrity of the company’s financial reporting process and system of internal controls and the audits of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements and the code of conduct, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the company’s internal audit function and independent auditors, and (v) the company’s management of risks in the audit committee’s areas of responsibility; (b) arranges for the preparation of and approves the report that SEC rules require be included in the company’s annual proxy statement; and (c) is also responsible for the appointment, compensation, retention, and oversight of the independent auditors, including pre-approval of all audit and non-audit services by the independent auditors. The audit committee acts under a written charter, which it reviews at least annually and a copy of which is available on our website.
Management has primary responsibility for the company’s financial statements and the reporting process, including the systems of internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements, issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, and assessing the effectiveness of the company’s internal controls over financial reporting. The audit committee oversees the company’s financial reporting process and internal controls on behalf of the board.
In performing its oversight responsibilities in connection with our financial statements for the year ended December 31, 2024, the audit committee:
•reviewed and discussed the audited financial statements with management;
•discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and discussed with the independent auditors their independence.
Based on the review and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. The audit committee has appointed Deloitte & Touche LLP as the company’s independent auditors for 2025. Stockholder ratification of this appointment is included as Item 4 in these proxy materials.

David M. Sparby, Chair
Edward A. Ryan
Clark A. Wood
Betty R. Wynn

84 Everus Construction Group, Inc. Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT THE ANNUAL MEETING

Who Can Vote
Stockholders of record at the close of business on March 21, 2025, are entitled to vote each share they owned on that date on each matter presented at the annual meeting and any adjournment(s) thereof. As of March 21, 2025, we had 50,999,228 shares of common stock outstanding each entitled to one vote per share.

Distribution of Our Proxy Materials Using Notice and Access
We distributed proxy materials to certain of our stockholders via the Internet under the SEC’s “Notice and Access” rules to reduce our costs and decrease the environmental impact of our proxy materials. Using this method of distribution, on or about April 4, 2025, we mailed the Notice that contains basic information about our annual meeting and instructions on how to view all proxy materials, and vote electronically, on the Internet. If you received the Notice and prefer to receive a paper copy of the proxy materials, follow the instructions in the Notice for making this request and the materials will be sent promptly to you via your preferred method.

How to Vote	You are encouraged to vote in advance of the annual meeting using one of the following voting methods, even if you are planning to attend the annual meeting online.
Registered Stockholders: Stockholders of record who hold their shares directly with our stock registrar can vote any one of four ways:
By Internet: Go to the website shown on the Notice or Proxy Card, if you received one, and follow the instructions.
By Telephone: Call the telephone number shown on the Notice or Proxy Card, if you received one, and follow the instructions given by the voice prompts.

Voting via the Internet or by telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the Proxy Card by mail. Your voting instructions may be transmitted up until 11:59 p.m. Eastern Time on May 19, 2025.

* By Mail: If you received a paper copy of the Proxy Statement, Annual Report, and Proxy Card, mark, sign, date, and return the Proxy Card in the postage-paid envelope provided.

During the Annual Meeting: Attend the annual meeting live online and follow the instructions posted at www.virtualshareholdermeeting.com/ECG2025. Even if you plan to attend the annual meeting, we recommend that you also vote either by Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend.

Beneficial Stockholders: Stockholders whose shares are held beneficially in the name of a bank, broker, or other holder of record (sometimes referred to as holding shares “in street name”) and who do not have a control number will receive voting instructions from said bank, broker, or other holder of record. If you are a beneficial owner who does not have a control number, you will still be able to attend the annual meeting as a “guest” and listen to the webcast, but you will not be able to vote, ask questions, or otherwise participate. Even if you plan to attend the annual meeting live online, we recommend that you also vote by Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend.

See discussion below regarding the Everus Construction Group, Inc. 401(k) Plan for voting instructions for shares held under our 401(k) plan.

How to Attend and Vote at the Annual Meeting
The annual meeting will be held entirely online live via audio webcast. In structuring our virtual annual meeting, our goal is to enhance stockholder participation. We have designed the virtual annual meeting to provide stockholders with substantially the same opportunities to participate as if the annual meeting were held in person, and we believe the virtual annual meeting accomplishes this goal. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any stockholder can attend the annual meeting live online at www.virtualshareholdermeeting.com/ECG2025. If you were a stockholder as of the record date for the annual meeting and you have your 16-digit control number included in your Notice, on your Proxy Card, or on the instructions that accompanied your proxy materials, you can vote at the annual meeting. If you are not a stockholder or do not have a control number, you may still access the annual meeting as a guest, but you will not be able to participate.

Everus Construction Group, Inc. Proxy Statement 85

INFORMATION ABOUT THE ANNUAL MEETING

A summary of the information you need to attend the annual meeting online is provided below:
	•	To attend and participate in the annual meeting, you will need the 16-digit control number included in your Notice, on your Proxy Card or on the instructions that accompanied your proxy materials.
•
The annual meeting webcast will begin promptly at 11:00 a.m. Central Daylight Saving Time on May 20, 2025. We encourage you to access the annual meeting prior to the start time. Online check-in will begin at 10:45 a.m. Central Daylight Saving Time, and you should allow ample time for the check-in procedures.

•
The virtual meeting platform is fully supported across browsers (Chrome, Firefox, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the annual meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the annual meeting.

	•	Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/ECG2025.
	•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ECG2025 on the day of the annual meeting.
•
If you want to submit your question during the annual meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/ECG2025, type your question into the “Ask a Question” field, and click “Submit.”

•
Questions pertinent to annual meeting matters that comply with the meeting rules of conduct will be answered during the annual meeting, subject to time constraints. Questions regarding personnel matters, including those related to employment, product issues, or suggestions for product innovations, are not pertinent to annual meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We have designed the format of the virtual annual meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. Any questions pertinent to annual meeting matters that cannot be answered during the annual meeting due to time constraints will be posted online and answered at the “Investors” section of our website at www.everus.com. The questions and answers will be available as soon as practical after the annual meeting and will remain available until one week after posting.

Technical Difficulties
We will have technicians to assist you with any technical difficulties you may have accessing the live virtual annual meeting website. If you encounter any difficulties accessing the virtual annual meeting website during the check-in or annual meeting time, please call the technical support number that will be posted on the annual meeting login page.

Revoking Your Proxy or Changing Your Vote	You may change your vote at any time before the proxy is exercised.
Registered Stockholders:
•
If you voted by mail: you may revoke your proxy by executing and delivering a timely and valid later-dated proxy, by attending the annual meeting online and voting at the annual meeting by following the instructions at www.virtualshareholdermeeting.com/ECG2025, or by giving written notice of revocation to the corporate secretary.

•
If you voted via the Internet or by telephone: you may change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by attending the annual meeting online and voting at the annual meeting by following the instructions at www.virtualshareholdermeeting.com/ECG2025.

•
Attendance at the annual meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the corporate secretary before the proxy is exercised, or (2) you vote by attending the annual meeting online and voting at the annual meeting by following the instructions at www.virtualshareholdermeeting.com/ECG2025.

Discretionary Voting Authority
If you complete and submit your proxy voting instructions, the individuals named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each item, the individuals named as proxies will vote as the board recommends on each proposal. The individuals named as proxies will vote on any other matters properly presented at the annual meeting in accordance with their discretion. Our bylaws set forth requirements for advance notice of any nominations or agenda items to be brought up for voting at the annual meeting, and we have not received timely notice of any such matters, other than the items from the board of directors described in this Proxy Statement.

86 Everus Construction Group, Inc. Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING

Voting Standards
A majority of outstanding shares of stock entitled to vote in the election of directors must be present online or represented by proxy to hold the annual meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the annual meeting.

If you are a beneficial holder and do not provide specific voting instruction to your broker, the organization that holds your shares will not be authorized to vote your shares, which would result in broker non-votes, on proposals other than the ratification of the selection of our independent registered public accounting firm for 2025.

The following chart describes the proposals to be considered at the annual meeting, the vote required to elect directors and the board’s recommendation for each proposal, and the manner in which votes will be counted:

Item No.	Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”

1	Election of Directors	For, against, or abstain on each nominee	A nominee for director will be elected if the number of shares voted for such nominee’s election exceeds 50% of the votes cast with respect to that nominee’s election.	No effect	No effect

2	Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company’s Named Executive Officers	1 year, 2 years, 3 years, or abstain	The frequency that receives the most votes will be deemed the frequency recommended by our stockholders.	No effect	No effect

3	Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers	For, against, or abstain	The affirmative vote of a majority of the shares of common stock present online or represented by proxy at the annual meeting and entitled to vote thereon.	Same effect as votes against	No effect

4	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025	For, against, or abstain	The affirmative vote of a majority of the shares of common stock present online or represented by proxy at the annual meeting and entitled to vote thereon.	Same effect as votes against	Brokers have discretion to vote

Proxy Solicitation
The board is furnishing proxy materials to solicit proxies for use at the annual meeting on May 20, 2025, and any adjournment(s) thereof. Proxies are solicited principally by mail, but directors, officers, and employees of the company or its subsidiaries may solicit proxies personally, by telephone, or by electronic media, without compensation other than their regular compensation. Okapi Partners, LLC, additionally will solicit proxies for approximately $10,000 plus out-of-pocket expenses. We will pay the cost of soliciting proxies and will reimburse brokers and others for forwarding proxy materials to stockholders.

Electronic Delivery of Proxy Statement and Annual Report Documents
For stockholders receiving proxy materials by mail, you can elect to receive an email in the future that will provide electronic links to these documents. Opting to receive your proxy materials online will save the company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

•
Registered Stockholders: If you vote on the Internet, simply follow the prompts for enrolling in the electronic proxy delivery service. You may also enroll in the electronic proxy delivery service at any time in the future by going directly to http://enroll.icsdelivery.com/ecg to request electronic delivery. You may revoke an electronic delivery election at this site at any time.

•
Beneficial Stockholders: If you hold your shares in a brokerage account, you may also have the opportunity to receive copies of the proxy materials electronically. You may enroll in the electronic proxy delivery service at any time by going directly to http://enroll.icsdelivery.com/ecg to request electronic delivery. You may also revoke an electronic delivery election at this site at any time. In addition, you may also check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service or contact your bank or broker to request electronic delivery.

Everus Construction Group, Inc. Proxy Statement 87

INFORMATION ABOUT THE ANNUAL MEETING

Householding of Proxy Materials
In accordance with a procedure called “householding,” which has been approved by the SEC, we are sending only one Notice or one Annual Report and Proxy Statement, as applicable, to multiple stockholders who share a single address, unless we received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. However, if a stockholder of record wishes to receive a separate Notice or Annual Report and Proxy Statement, as applicable, in the future, he or she may contact the Office of the Treasurer at Everus Construction Group, Inc., 1730 Burnt Boat Drive, Bismarck, ND 58503, Telephone Number: (701) 221-6400. Upon receipt of such request, we will promptly deliver a separate Notice or Annual Report and Proxy Statement, as applicable. Eligible stockholders of record who receive multiple copies of our Notice or Annual Report and Proxy Statement, as applicable, can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker, or other nominee can request householding by contacting such bank, broker, or other nominee.

Everus Construction Group, Inc. 401(k) Plan
This Proxy Statement is being used to solicit voting instructions from participants in the Everus Construction Group, Inc. 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a registered stockholder or beneficial owner, you will separately receive a Notice or proxy materials to vote those other shares you hold outside of the Everus Construction Group, Inc. 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares by utilizing one of the methods described on the voting instruction form that you receive in connection with shares held in the plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your personal account in accordance with the recommendations of the board. Your voting instructions may be transmitted up until 11:59 p.m. Eastern Time on May 15, 2025.

Why Hold a Virtual Annual Meeting
After carefully considering the format of the annual meeting, the board concluded to hold the annual meeting exclusively online live via audio webcast. The board believes the virtual annual meeting offers the same participation opportunities as an in-person annual meeting. In addition, the board believes the virtual annual meeting format allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the annual meeting by means of remote communications only.

Conduct of the Annual Meeting
Neither the board of directors nor management intends to bring before the annual meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. We have not been informed that any other matter will be presented at the annual meeting by others. However, if any other matters are properly brought before the annual meeting, or any adjournment(s) thereof, your proxies include discretionary authority for the persons named in the proxy to vote or act on such matters in their discretion.

Tabulation of Votes	A representative of Broadridge will tabulate our votes and a representative of The Carideo Group, Inc., our inspector of elections, will certify the votes.

Annual Meeting Results
We will announce preliminary voting results at the annual meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the annual meeting.

88 Everus Construction Group, Inc. Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING

Stockholder Proposals, Director Nominations, and Other Items of Business for 2026 Annual Meeting
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement: To be included in the proxy materials for our 2026 annual meeting, a stockholder proposal must be received by the corporate secretary no later than December 5, 2025, unless the date of the 2026 annual meeting is more than 30 days before or after May 20, 2026, in which case the proposal must be received within a reasonable time before we begin to print and mail our proxy materials. The proposal must also comply with all applicable requirements of Rule 14a-8 under the Exchange Act.

Director Nominations From Stockholders for Inclusion in Next Year’s Proxy Statement: If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in our proxy statement for the 2026 annual meeting through our proxy access bylaw provision, we must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the anniversary date that the definitive proxy statement was first released to stockholders in connection with the annual meeting, or between November 5, 2025 and December 5, 2025. The requirements of such notice can be found in our bylaws, a copy of which is on our website, at https://investors.everus.com/governance/governance-documents. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

Director Nominations and Other Stockholder Proposals Raised From the Floor at the 2026 Annual Meeting of Stockholders: Under our bylaws, if a stockholder intends to nominate a person as a director, or present other items of business at an annual meeting, the stockholder must provide written notice of the director nomination or stockholder proposal not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders and not later than the close of business of the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Notice of director nominations or stockholder proposals for our 2026 annual meeting must be received between January 20, 2026 and February 19, 2026, and meet all the requirements and contain all the information, including the completed questionnaire for director nominations, provided by our bylaws. The requirements for such notice can be found in our bylaws, a copy of which is on our website, at https://investors.everus.com/governance/governance-documents. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

We will make available to our stockholders to whom we furnish this Proxy Statement a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2024, which is required to be filed with the SEC. You may obtain a copy, without charge, upon written or oral request to the Office of the Treasurer of Everus Construction Group, Inc., 1730 Burnt Boat Drive, Bismarck, North Dakota 58503, Telephone Number: (701) 221-6400. You may also access our 2024 Annual Report on Form 10-K through our website at www.everus.com.

By order of the Board of Directors,

Paul R. Sanderson
Vice President, Chief Legal Officer and Corporate Secretary
April 4, 2025

Everus Construction Group, Inc. Proxy Statement 89

APPENDIX A

APPENDIX A
Reconciliation of Non-GAAP Financial Measure
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a non-GAAP financial measure used to evaluate our operating performance. This non-GAAP financial measure is not intended as an alternative to the GAAP financial measure of net income and has limitations as an analytical tool, and should not be considered in isolation or as a substitute for an analysis of our results as reported under GAAP. Because of these limitations, EBITDA should not be considered as a replacement for net income, the most comparable GAAP measure. Our non-GAAP financial measure of EBITDA is not standardized; therefore, it may not be possible to compare it with other companies’ EBITDA having the same or similar names.
We utilize EBITDA to consistently assess our operating performance and as a basis for strategic planning and forecasting since we believe that EBITDA closely correlates to long-term enterprise value. We believe that measuring performance on an EBITDA basis is useful to investors because it enables a more consistent evaluation of our operational performance period to period. We believe this non-GAAP financial measure, in addition to the corresponding GAAP measure of net income, is useful to investors and provides meaningful information about operational efficiency by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. Investors also may use it to calculate leverage as a multiple of EBITDA. We use EBITDA in addition to GAAP metrics, to evaluate our operating results, calculate compensation packages and determine leverage as a multiple of EBITDA to establish the appropriate funding of operations.
EBITDA is calculated by adding back interest expense, income taxes and depreciation and amortization to net income. EBITDA is considered a non-GAAP financial measure and is comparable to the corresponding GAAP measure of net income.
The following table reconciles net income to EBITDA.

Years ended December 31,	2024	2023
	(In millions)
Net income	$143.4	$137.2
Interest	14.0	17.0
Income taxes	49.5	45.3
Depreciation and amortization	25.3	23.1
EBITDA	$232.2	$222.6

A-1 Everus Construction Group, Inc. Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ECG2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EVERUS CONSTRUCTION GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Michael S. Della Rocca	☐	☐	☐
1b. Dale S. Rosenthal	☐	☐	☐
1c. Edward A. Ryan	☐	☐	☐
1d. David M. Sparby	☐	☐	☐
1e. Jeffrey S. Thiede	☐	☐	☐
1f. Clark A. Wood	☐	☐	☐
1g. Betty R. Wynn	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
2. Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company's Named Executive Officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Items 3 and 4.	**For**	**Against**	**Abstain**
3. Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers.	☐	☐	☐
4. Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, the Proxy Statement and Annual Report are available at www.proxyvote.com.

EVERUS CONSTRUCTION GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 20, 2025, 11:00 a.m. CDT

This proxy is solicited by the Board of Directors.

The stockholder(s) hereby appoint(s) Dale S. Rosenthal and Paul R. Sanderson, or either of them, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EVERUS CONSTRUCTION GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. CDT on May 20, 2025, online live via audio webcast, and any adjournment or postponement thereof. In the event neither of the appointed proxies is able to serve, the chair of the board, or in the chair's absence, the chief executive officer, shall appoint an appropriate individual to serve in the capacity of proxy.

This proxy will also be used to provide voting instructions to Principal Trust Company, as Trustee of the Everus Construction Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.

Your vote is important! Ensure that the shares are represented at the meeting. Either (1) vote by Internet, (2) vote by phone, or (3) mark, date, sign, and return this proxy card in the postage-paid envelope provided. The deadline for voting by Internet and phone is 11:59 p.m. Eastern Time on Monday, May 19, 2025. The voting deadline for participants in the Everus Construction Group, Inc. 401(k) Retirement Plan is 11:59 p.m. Eastern Time on Thursday, May 15, 2025.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side